UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05038

Clearwater Investment Trust

(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

(Address of principal executive offices) (Zip code)

Jason K. Mitchell

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 651-228-0935

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Select Equity Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
Annual Report
for the year ended
December 31, 2023

Clearwater Investment Trust
Financial Statements
For the Year Ended December 31, 2023

1	Management Discussion of Clearwater Funds’ Performance
7	Fund Expenses
9	Approval of Investment Management and Subadvisory Agreements
14	Additional Information
15	Shareholder Meeting Results
16	Executive Officers and Trustees (unaudited)
19	Federal Tax Information (unaudited)
20	Report of Independent Registered Public Accounting Firm
21	Statements of Assets and Liabilities
22	Statements of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
28	Notes to Financial Statements
47	Schedules of Investments
47	Core Equity Fund
57	Select Equity Fund
68	Tax-Exempt Bond Fund
90	International Fund

Management Discussion of Clearwater Funds’ Performance
Clearwater Core Equity Fund
The Clearwater Core Equity Fund (the “Core Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund's assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2023, the Fund had two subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 40% - 60% of the Fund’s assets, manages its portion of the Fund’s assets to track the S&P 500® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining Fund assets are managed by AQR Capital Management, LLC (“AQR”), who utilizes an active management style targeting the factors of value, momentum and quality.
2023 Market Overview:
Domestic large capitalization equities, as defined by the Russell 1000® Index, the Fund’s benchmark (the “benchmark”), increased 26.5% in 2023. Strong market performance was mainly driven by declining inflation and the U.S. Federal Reserve signaling a shift toward softening its monetary policy in 2024. Large cap growth stocks, particularly the mega-cap technology stocks, significantly outperformed their value counterparts in 2023, as measured by the Russell 1000® Growth Index and the Russell 1000® Value Index. As a result, the Information Technology and Communication Services sectors posted significant gains, while the Energy and Utilities sectors posted negative returns in 2023.
2023 Performance:
The Core Equity Fund returned 25.7%, net of fees, in 2023 compared to an increase of 26.5% for the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, generated performance that was in line with the benchmark in 2023. The active subadviser, AQR, generated slight underperformance versus the benchmark in 2023.
From a Fund-level perspective, positive sector positioning was more than offset by underperformance from stock selection to the Fund’s returns relative to the benchmark. Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Health Care and Utilities sectors, and overweight positions in the Information Technology sector. The underperformance in stock selection was mainly attributed to the Information Technology and Financials sectors.

Clearwater Select Equity Fund
The Clearwater Select Equity Fund (the “Select Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. While the Fund is permitted to invest in securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management LLC (“Pzena”), Wasatch Global Investors (“Wasatch”) and Rice Hall James & Associates, LLC (“RHJ”). Parametric manages its portion of the Fund’s assets (approximately 15%) to track the S&P 600® Index as closely as possible without requiring the Fund to realize taxable gains. The other subadvisers utilize an active management style and manage the remaining 85% of the Fund. The performance of each subadviser is compared to the Fund’s benchmark below, although each subadviser may manage its portion of the Fund against a different benchmark that aligns more closely with its strategy.
2023 Market Overview:
Domestic small capitalization equities, as defined by the Russell 2000® Index, the Fund’s benchmark (the “benchmark”), increased by 16.9% in 2023. Strong market performance was mainly driven by declining inflation and the U.S. Federal Reserve signaling a shift toward softening its monetary policy in 2024. To a lesser degree than in the U.S. large cap space, U.S. small cap growth stocks also outperformed small cap value stocks in 2023, as measured by the Russell 2000® Growth Index and the Russell 2000® Value Index. The Industrials, Information Technology, and Consumer Discretionary sectors experienced significant gains, while Utilities was the only sector to post negative returns in 2023.
2023 Performance:
The Select Equity Fund increased 20.0%, net of fees, during 2023 compared to an increase of 16.9% for the benchmark. The Fund’s outperformance was driven by strong performance from the value-oriented managers Cooke & Bieler and Pzena. The Fund’s growth-oriented managers, Jackson Square, Wasatch and RHJ, underperformed the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, performed in line with the benchmark.
From a Fund-level perspective, sector positioning and stock selection both drove the Fund’s outperformance. Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Utilities and Health Care sectors, and overweight positions in the Industrials sector. Stock selection also contributed positively to the Fund’s returns relative to the benchmark, as strong stock selection within the Industrials and Consumer Discretionary sectors more than offset poor stock selection in the Health Care sector.

Clearwater Tax-Exempt Bond Fund
The Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund” or the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund has two active subadvisers, Sit Fixed Income Advisors II, LLC (“Sit”) and MacKay Shields, LLC (“MacKay Shields”), that provide day-to-day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.
2023 Market Overview:
As defined by the Fund’s benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index (the “benchmark”), intermediate duration municipal bonds posted a 4.3% gain in 2023. Tax-exempt municipal bonds delivered strong returns across the board in 2023, albeit via a circuitous path, as solid returns in the first half of the year gave way to a turbulent early autumn marked by rising rates and negative fund flows, before a strong rally to close the year. The U.S. Federal Reserve continued to combat inflation with 100 basis points of short-term interest rate hikes to start the year before pausing in September. As a result, U.S. Treasury yields were mixed for the year with ultrashort yields moving up 50-100 basis points, short yields declining slightly by 15-20 basis points, and intermediate and long yields closing the year up less than just 5 basis points. The net result for 2023 was a steeper inversion on the front end of the U.S. Treasury yield curve. The municipal yield curve moved down across the board, as intermediate yields fell by 25-35 basis points. State government general fund revenues rose again in 2023, albeit modestly, but state budget forecasts indicate a decline for many in 2024. Municipal credit fundamentals remained largely sound with credit spreads narrowing modestly throughout the year, pushing municipal bond prices higher.
2023 Performance:
The Tax-Exempt Bond Fund increased 6.6%, net of fees, in 2023 compared to an increase of 4.3% for the benchmark. The Fund’s outperformance relative to the benchmark was driven by strong performance from both Sit and MacKay Shields.
The Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, increased from 4.8 years at the beginning of the year to 5.6 years at the end of the year.  For comparison, the duration of the Fund’s benchmark began the year at 3.8 years and was 3.6 years as of December 31, 2023. Thus, the Fund’s performance was primarily driven by duration as the Fund benefitted from a larger weighting of long duration bonds relative to the benchmark. From a sector perspective, the Fund’s overweight to multi-family housing bonds (with a large concentration in senior living facilities) enhanced performance relative to the benchmark. Slightly offsetting those factors was the Fund’s allocation to closed-end funds and other revenue bonds, which underperformed the benchmark.

Clearwater International Fund
The Clearwater International Fund (the “International Fund” or the “Fund”) seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world and may invest in companies of any size. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 25%) to track the MSCI World Ex U.S.A. Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), LSV Asset Management (“LSV”) and WCM Investment Management, LLC (“WCM”), utilize an active management style and manage the remaining 75% of the Fund. WCM manages two strategies for the Fund – a large capitalization strategy and a small capitalization strategy.  The performance of each subadviser is compared to the Fund’s benchmark below, although each subadviser may manage its portion of the Fund against a different benchmark that aligns more closely with its strategy.
2023 Market Overview:
As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), international developed market large and mid-capitalization stocks increased by 17.9% in 2023. Strong market performance was mainly driven by declining inflation and weaker monetary policy signaled from global central banks in 2024 despite concerns regarding the war in Eastern Europe. To a lesser degree than in 2022, a stronger U.S. dollar relative to other international currencies was a headwind that negatively impacted returns for U.S. dollar-based investors. Growth stocks outperformed value stocks in the international developed markets as measured by the MSCI World Ex U.S.A. Value Index - Net Dividends and the MSCI World Ex U.S.A. Growth Index - Net Dividends. International large capitalization stocks outperformed international small capitalization stocks, as measured by the benchmark and the MSCI World Ex U.S.A. Small Cap Index - Net Dividends.
2023 Performance:
The International Fund increased 19.7%, net of fees, in 2023 compared to an increase of 17.9% for the benchmark. Artisan, WCM’s small capitalization growth strategy, and LSV were the primary drivers of the Fund’s outperformance. Their outperformance was slightly offset by underperformance from WCM’s large capitalization growth strategy. Parametric, the subadviser that follows a tax-managed passive strategy, slightly outperformed the benchmark in 2023.
From a Fund-level perspective, sector positioning and stock selection both drove the Fund’s outperformance. Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Consumer Staples sector and overweight positions in the Information Technology sector. Stock selection also contributed positively to the Fund’s returns relative to the benchmark, as strong stock selection within the Health Care and Consumer Staples sectors more than offset poor stock selection in the Information Technology sector.

Comparison of the Change in Value of a $10,000 Investment in the Core Equity Fund and the Russell 1000® Index
Comparison of the Change in Value of a $10,000 Investment in the Select Equity Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Tax-Exempt Bond Fund and the Bloomberg Municipal Bond 5 Year (4-6) Index
Comparison of the Change in Value of a $10,000 Investment in the International Fund and the MSCI World Ex U.S.A. Index - Net Dividends

Fund Expense Example
(unaudited)
As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund (“Select Equity Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)
The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2023.
Actual Expenses
The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2023 through December 31, 2023” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period July 1, 2023 through December 31, 2023*
Core Equity Fund	$1,000.00	$1,087.60	$1.32
Select Equity Fund	$1,000.00	$1,106.60	$5.10
Tax-Exempt Bond Fund	$1,000.00	$1,034.50	$1.54
International Fund	$1,000.00	$1,066.60	$3.70

Hypothetical 5% return (before expenses)
Core Equity Fund	$1,000.00	$1,023.95	$1.28
Select Equity Fund	$1,000.00	$1,020.37	$4.89
Tax-Exempt Bond Fund	$1,000.00	$1,023.69	$1.53
International Fund	$1,000.00	$1,021.63	$3.62

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.
The annualized expense ratios (reflecting voluntary fee waivers in effect during the period) are as follows:

Core Equity Fund	0.26%
Select Equity Fund	0.96%
Tax-Exempt Bond Fund	0.30%
International Fund	0.71%

Approval of Investment Management and Subadvisory Agreements
Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).
The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.
Approval of New FCI Subadvisory Agreement
At a meeting of the Trustees held on May 18, 2023, the Trustees, including all of the Independent Trustees, unanimously voted to approve the new subadvisory agreement among CMC, Fiduciary Counselling, Inc. (“FCI”), and the Trust on behalf of each Fund (the “New Subadvisory Agreement”) in connection with the restructuring of FCI’s ownership (the “Restructuring”) and to recommend that shareholders of each Fund vote for the approval of the New FCI Subadvisory Agreement.
Prior to its approval of the New FCI Subadvisory Agreement, the Board reviewed, among other matters, the nature, extent, and quality of the services currently being provided by FCI under the existing subadvisory agreement with FCI (the “Existing FCI Subadvisory Agreement”) and the nature, extent, and quality of the services to be provided under the New FCI Subadvisory Agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Funds’ investment management and subadvisory agreements (including the Existing FCI Subadvisory Agreement), which were most recently approved for continuation at a meeting of the Board held on December 8, 2022. During the review process that led to its approval of the Existing FCI Subadvisory Agreement on December 8, 2022, the Board was aware that it would likely be asked in the near future to consider approval of the New FCI Subadvisory Agreement.
In connection with its approval of the New FCI Subadvisory Agreement on May 18, 2023, the Board considered its prior conclusions in connection with its December 8, 2022 approval of the Existing FCI Subadvisory Agreement, including the Board’s general satisfaction with the nature and quality of the services being provided under the Existing FCI Subadvisory Agreement. Prior to the May 18, 2023 meeting, the Trustees requested, received, and reviewed written responses from FCI to questions posed on behalf of the Trustees relating to the anticipated impact of the Restructuring on FCI’s organizational structure, personnel, services, and compliance program. In connection with the Trustees’ consideration of the New FCI Subadvisory Agreement, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the agreement and the Trustees’ responsibilities related to their review.
In approving the New Subadvisory Agreement, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not the New FCI Subadvisory Agreement would be approved but rather the totality of factors considered was determinative.

Nature, Extent, and Quality of Services Provided
The Trustees considered the nature, extent, and quality of services provided by FCI, as well as FCI’s investment expertise, resources, capabilities, and financial condition. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and subadviser oversight services provided by CMC. The Trustees noted that FCI does not expect any changes in staffing or services as a result of the Restructuring.
The Trustees concluded that they were satisfied with the nature and quality of the services to be provided under the New FCI Subadvisory Agreement.
Investment Performance
The Trustees noted that FCI does not have day-to-day management of portfolio assets, but instead provides CMC with investment strategy advice, manager recommendations, and related duties as requested by CMC. The Trustees considered that they had concluded as part of the annual review of agreements that they were generally satisfied with CMC’s and the subadvisers’ investment performance to date.
Subadvisory Fee
The Trustees evaluated the proposed subadvisory fee schedule under the New FCI Subadvisory Agreement, noting that the proposed subadvisory fee schedule is the same as the fee schedule under the Existing FCI Subadvisory Agreement. The Trustees noted that FCI would continue to waive its fee in an amount equal to the difference between the amount calculated under the subadvisory fee schedule and a fixed amount agreed to with CMC. The Trustees further noted that, although CMC is responsible for payment of the subadvisory fee to FCI, CMC shares the benefits of FCI’s fee waiver with the Funds through voluntary management fee waivers.
Benefits to the Subadviser
The Trustees considered the ancillary benefits that accrue to FCI due to its relationship with the Trust and concluded that significant ancillary benefits do not result from the arrangement.
Profitability
The Trustees considered that FCI is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between FCI and CMC.
Economies of Scale
The Trustees noted that CMC, not the Fund, pays the subadvisory fee to FCI and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as a Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.
Other Considerations
The Trustees considered CMC’s judgment and recommendation that continuing to retain FCI as a subadviser would add value to the Fund’s shareholders.

Conclusion
Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the approval of the New FCI Subadvisory Agreement was in the best interests of each Fund and its shareholders and approved the New FCI Subadvisory Agreement.
Approval of Investment Management and Subadvisory Agreements (All Funds)
At their meetings on November 2 and December 7, 2023, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership, Cooke & Bieler, L.P., FCI, Jackson Square Partners, LLC, Parametric Portfolio Associates LLC, Pzena Investment Management, LLC, Rice Hall James & Associates, LLC, Sit Fixed Income Advisors II, LLC, LSV Asset Management, Wasatch Global Investors and WCM Investment Management, LLC.
Prior to the November 2, 2023 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Agreements, and the Trustees’ responsibilities related to their review.
At the November 2 and December 7, 2023 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Management Agreement and the Subadvisory Agreements.
Nature, Extent, and Quality of Services Provided
The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC.
Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Agreements.

Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured.
The Trustees made certain observations and findings as to each Fund’s performance as set forth below.
Core Equity Fund. The Trustees noted that the Fund had outperformed its benchmark, the Russell 1000 Index, for the 1- and 3-year periods ended September 30, 2023, and underperformed its benchmark for the 5- and 10-year periods ended September 30, 2023.
Select Equity Fund. The Trustees noted that the Fund had outperformed its benchmark, the Russell 2000 Index, for the 1-year period ended September 30, 2023, and underperformed its benchmark for the 3-, 5- and 10-year periods ended September 30, 2023. The Trustees considered Subadviser changes for the Fund in recent years.
Tax-Exempt Bond Fund. The Trustees noted that the Fund had outperformed its benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index, for the 1- and 10-year periods ended September 30, 2023, and underperformed its benchmark for the 3- and 5-year periods ended September 30, 2023.
International Fund. The Trustees noted that the Fund had outperformed its benchmark, the MSCI World Ex U.S.A. Index - Net Dividends, for the 5- and 10-year periods ended September 30, 2023, and underperformed its benchmark for the 1- and 3-year periods ended September 30, 2023.
The Trustees noted that the performance of each Fund was in the range of the performance of peer funds presented for comparison for the 3-, 5- and 10-year periods ended September 30, 2023.
The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.
Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers, including comparative fee information detailing the fees they charge to other clients, as applicable.
The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective January 1, 2024, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.26%; (ii) the management fee for the Select Equity Fund from the contractual fee of 1.35% to 0.96%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.32%; and (iv) the management fee for the International Fund from the contractual fee of 1.00% to 0.73%.

The Trustees noted that the Core Equity Fund’s expense ratio, after management fee waiver, was lower than that of the peer funds and the Morningstar category median and average presented for comparison. With respect to the Tax-Exempt Bond Fund and International Fund, the Trustees noted that the Funds’ expense ratios, after management fee waiver, were lower than that of the Morningstar category median and average and almost all of the peer funds presented for comparison. The Trustees noted that the Select Equity Fund’s expense ratio, after management fee waiver, was higher than that of the Morningstar category median and average but was within the range of peer funds presented for comparison and was reasonable based on the Fund’s Subadviser allocation.
Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.
Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.
Conclusion
Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Quarterly Portfolio Schedule of Investments
The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-PORT. Shareholders may request portfolio holdings information free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC's Internet site at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. The Policies and Form N-PX are also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Shareholder Meeting Results
A special meeting of shareholders was held on September 14, 2023. All shareholders of record at the close of business on June 30, 2023 were entitled to attend or submit proxies. The results of votes taken among shareholders on each proposal before them are reported below.
Proposal 1: Election of Dylan Ambauen, Sara G. Dent, Julia LW Heidmann, Charles W. Rasmussen, Laura E. Rasmussen, Lindsay R. Shack, David M. Weyerhaeuser and Justin H. Weyerhaeuser to the Board of Trustees of the Trust
Trustee	Shares Voted for All	Shares Voted Withhold All	Shares Voted for all Except	Shares Voted to Abstain	% of Total Shares Voted for All
Dylan Ambauen	163,120,395	0	0	0	98.69%
Sara G. Dent	163,120,395	0	0	0	98.69%
Julia LW Heidmann	163,120,395	0	0	0	98.69%
Charles W. Rasmussen	163,120,395	0	0	0	98.69%
Laura E. Rasmussen	163,120,395	0	0	0	98.69%
Lindsay R. Shack	163,120,395	0	0	0	98.69%
David M. Weyerhaeuser	163,120,395	0	0	0	98.69%
Justin H. Weyerhaeuser	163,120,395	0	0	0	98.69%
Proposal 2: Approval of new subadvisory agreement between the Trust and FCI
Fund Name	Shares Outstanding	Shares Voted for Proposal	Shares Voted Against Proposal	Shares Voted to Abstain	% of Total Shares Voted for Proposal
Core Equity Fund	12,568,572	12,501,448	0	0	99.47%
Select Equity Fund	23,927,208	23,596,906	0	0	98.62%
Tax-Exempt Bond Fund	77,503,234	76,429,960	0	0	98.62%
International Fund	51,281,885	50,592,081	0	0	98.65%

EXECUTIVE OFFICERS AND TRUSTEES
(As of February 2024)
Information About the Independent Trustees
Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1] (57) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000 - Present Term: Indefinite As Chair: Tenure: 2020 - Present Term: Indefinite	President (2002-Present) and Chief Executive Officer (2002-2020), P&G Manufacturing, Inc. (air filtration equipment)	4	Forest History Society. (non-profit, 2018-Present) Nu Star Inc. (private company 2014- Present)
Sara G. Dent (65) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	As Trustee: Tenure: 2013 - Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2019 - Present Term: Indefinite	Private Investor	4	Woods Hole Oceanographic Institution (non-profit, 2022-Present)
Laura E. Rasmussen[1] (60) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Trustee: Tenure: 2000 - Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
Lindsay R. Schack (46) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015 - Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present)	4	None
David M. Weyerhaeuser (65) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 - Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	R.D. Merill Company Inc. (private company, 1992 - Present)
Dylan Ambauen (41) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2022 - Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2023 – Present Term: Indefinite	CEO, Seattle Pottery LLC (2019-Present), Vice President, Sunrise Pest Management (2008- Present)	4	None
1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees
Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Julia LW Heidmann [2](65) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2022 - Present Term: Indefinite	Docent (2006-Present), San Francisco Zoo	4	Member of the Board of Directors, Conservation & Education Committee, San Francisco Zoo (non-profit, 2016-Present)
Justin H. Weyerhaeuser [3](50) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008 – Present Term: Indefinite As President and Treasurer Tenure: 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 - Present)	4	None
Jason K. Mitchell (47) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Chief Compliance Officer	As Secretary: Tenure: 2021 – Present Term: Reappointed Annually As Chief Compliance Officer: Tenure: 2021 – Present Term: Reappointed Annually	Chief Compliance Officer,
Fiduciary Counselling, Inc.
(March 2021 –Present),
Chief Compliance Officer,
Clearwater Management
Co., Inc. (March 2021
–Present), Chief
Compliance Officer,
Summit Creek Advisors,
LLC (February 2014
			–March 2021)	N/A	N/A
Shari L. Clifford (55) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 - Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014-Present)	N/A	N/A

2 Ms. Heidmann is an interested Trustee due to her sister's position as a director of CMC.
3 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.
Additional information about the Funds' Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Federal Tax Information
(unaudited)
Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the year ended December 31, 2023 for the Core Equity Fund, 100.00% of ordinary dividends paid during the year ended December 31, 2023 for the Select Equity Fund and 81.00% of ordinary dividends paid during the year ended December 31, 2023 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2023.
Corporate Dividends-Received Deduction. 100.00%, and 100.00% of the dividends distributed during the year ended December 31, 2023, for the Core Equity and Select Equity Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.
Distribution Information. For purposes of Section 19 of the 1940 Act, the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Core Equity Fund and Select Equity Fund did not issue a Section 19(a) notice because at the time the Funds did not believe that such a notice was necessary. Pursuant to Rule 19a-1(e) under the 1940 Act, the information in the table below includes the sources of the Core Equity Fund's and Select Equity Fund's distributions paid during the year ended December 31, 2023. Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Funds during the year for U.S. federal income tax purposes. The Funds' distributions during the year ended December 31, 2023, were paid from:
	Ex-Date	Ordinary Income	Return of Capital
Core Equity Fund	12/15/2023	0.985677	0.005950
Select Equity Fund	12/15/2023	0.075014	0.005181

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees Clearwater Investment Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Select Equity Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.
Minneapolis, Minnesota
February 22, 2024

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2023
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $568,323, $0 and $7,192,387, respectively); (identified cost: $447,747,890, $378,672,243, $751,806,495 and $758,729,344, respectively)	$872,195,335	427,884,119	693,874,010	1,025,725,047
Foreign currencies, at value (cost: $0, $13,975, $0 and $2,690,532, respectively)	-	13,275	-	2,316,196
Cash (restricted: $0, $0, $2,376,575 and $0, respectively)	-	1,190	2,976,274	-
Receivable for securities sold	-	2,071,877	6,985	28,444
Receivable for variation margin on futures contracts	-	-	28,125	-
Receivable for shares of beneficial interest sold	26,600	245,700	349,500	173,700
Accrued dividend and interest receivable	807,473	267,784	8,065,345	1,348,375
Foreign tax reclaim receivable	3,137	311	-	2,349,222
Total assets	873,032,545	430,484,256	705,300,239	1,031,940,984
Liabilities
Payables for investment securities purchased	-	1,730,923	3,986,764	5,705,672
Payable for fund shares redeemed	43,016	-	-	-
Accrued investment advisory fee	514,472	902,587	515,986	1,705,466
Payable for dividend distribution	-	-	288,013	-
Payable for variation margin on futures contracts	-	-	45,727	-
Payable upon return of securities loaned	-	581,616	-	8,061,365
Deferred foreign capital gains taxes payable	-	-	-	1,086,698
Short-term financing	506,319	205,500	-	-
Total liabilities	1,063,807	3,420,626	4,836,490	16,559,201
Net assets	$871,968,738	427,063,630	700,463,749	1,015,381,783
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,580,630, 23,713,642, 80,004,703 and 51,697,285 shares outstanding, respectively)	$472,391,162	433,873,904	778,322,064	759,034,745
Distributable earnings	399,577,576	(6,810,274)	(77,858,315)	256,347,038
Net assets	$871,968,738	427,063,630	700,463,749	1,015,381,783
Net asset value per share of outstanding capital stock	$69.31	18.01	8.76	19.64
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Operations
Year ended December 31, 2023
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $3,852, $25,020, $0 and $2,106,201, respectively)	$13,843,611	4,672,224	1,997,890	22,143,066
Interest	-	-	28,664,311	-
Tax reclaims	-	-	-	1,223,516
Net income from securities loaned	-	50,785	-	90,170
Total income	13,843,611	4,723,009	30,662,201	23,456,752
Expenses:
Investment advisory fee	7,053,473	5,164,035	3,872,498	9,466,123
Other expenses	-	-	185	-
Total expenses	7,053,473	5,164,035	3,872,683	9,466,123
Less: waivers of investment advisory fee or other expense reimbursements	(5,039,496)	(1,482,390)	(1,967,504)	(2,769,462)
Net expenses	2,013,977	3,681,645	1,905,179	6,696,661
Net investment income	11,829,634	1,041,364	28,757,022	16,760,091
Net realized gain (loss) on:
Security transactions	10,666,582	(13,085,251)	(16,864,926)	24,173,277
Foreign currency transactions	-	965	-	(269,519)
Futures contracts	-	-	6,075,622	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $(526,441), respectively)	158,649,433	84,147,902	28,927,857	128,877,629
Futures contracts	-	-	(5,572,877)	-
Translation of other assets and liabilities denominated in foreign currencies	-	694	-	185,196
Net gain (loss) on investments	169,316,015	71,064,310	12,565,676	152,966,583
Net increase (decrease) in net assets resulting from operations	$181,145,649	72,105,674	41,322,698	169,726,674
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Changes in Net Assets
Years ended December 31, 2023 and 2022
	Core Equity Fund		Select Equity Fund
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Operations:
Net investment income	$11,829,634	11,379,906	1,041,364	680,794
Net realized gain (loss)	10,666,582	37,472,242	(13,084,286)	(15,549,580)
Net increase (decrease) in unrealized appreciation/depreciation	158,649,433	(198,246,913)	84,148,596	(95,778,035)
Net increase (decrease) in net assets resulting from operations	181,145,649	(149,394,765)	72,105,674	(110,646,821)
Distributions to shareholders	(12,352,174)	(10,752,052)	(1,896,867)	(8,125,618)
Capital share transactions:
Proceeds from shares sold	68,918,661	182,656,902	19,158,752	101,322,691
Reinvestment of distributions from net investment income and net realized gain	12,351,716	10,752,052	1,896,564	8,125,618
Payments for shares redeemed	(96,265,333)	(194,680,866)	(29,147,108)	(159,796,228)
Net decrease in net assets from capital share transactions	(14,994,956)	(1,271,912)	(8,091,792)	(50,347,919)
Total increase (decrease) in net assets	153,798,519	(161,418,729)	62,117,015	(169,120,358)
Net assets:
At the beginning of the year	718,170,219	879,588,948	364,946,615	534,066,973
At the end of the year	$871,968,738	718,170,219	427,063,630	364,946,615
	Tax-Exempt Bond Fund		International Fund
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
Operations:
Net investment income	$28,757,022	24,660,929	16,760,091	17,843,079
Net realized gain (loss)	(10,789,304)	3,263,503	23,903,758	10,433,826
Net increase (decrease) in unrealized appreciation/depreciation	23,354,980	(114,954,989)	129,062,825	(231,476,926)
Net increase (decrease) in net assets resulting from operations	41,322,698	(87,030,557)	169,726,674	(203,200,021)
Distributions to shareholders	(28,876,661)	(30,033,721)	(23,498,478)	(11,587,443)
Capital share transactions:
Proceeds from shares sold	250,097,392	248,834,683	44,485,551	149,605,328
Reinvestment of distributions from net investment income and net realized gain	28,845,923	29,988,685	23,498,478	11,587,443
Payments for shares redeemed	(156,560,083)	(328,618,503)	(76,876,505)	(159,304,656)
Net increase (decrease) in net assets from capital share transactions	122,383,232	(49,795,135)	(8,892,476)	1,888,115
Total increase (decrease) in net assets	134,829,269	(166,859,413)	137,335,720	(212,899,349)
Net assets:
At the beginning of the year	565,634,480	732,493,893	878,046,063	1,090,945,412
At the end of the year	$700,463,749	565,634,480	1,015,381,783	878,046,063
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Core Equity Fund	2023	2022	2021	2020	2019
Net asset value, beginning of year	$55.93	68.01	55.11	48.14	37.97
Income (loss) from investment operations:
Net investment income	0.97	0.81	0.72	0.71	0.72
Net realized and unrealized gains (losses)	13.40	(12.06)	14.36	7.22	10.32
Total from investment operations	14.37	(11.25)	15.08	7.93	11.04
Less distributions to shareholders from:
Net investment income	(0.99)	(0.76)	(0.69)	(0.71)	(0.66)
Net realized gain	-	(0.07)	(1.49)	(0.25)	(0.21)
Total distributions to shareholders:	(0.99)	(0.83)	(2.18)	(0.96)	(0.87)
Net asset value, end of year	$69.31	55.93	68.01	55.11	48.14
Total return (a)	25.71%	(16.58)%	27.44%	16.54%	29.11%
Net assets, end of year (000s omitted)	$871,969	718,170	879,589	616,984	543,171
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	0.26%	0.26%	0.29%	0.31%	0.35%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	1.51%	1.50%	1.13%	1.49%	1.54%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	0.87%	0.86%	0.52%	0.90%	0.99%
Portfolio turnover rate (excluding short-term securities)	67.52%	62.80%	33.97%	37.16%	33.73%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.65%.
(d)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.62%.
(e)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.27%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.63%.
(f)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.26%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.64%.
(g)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.65%.
(h)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.30%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.60%.
(i)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.31%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.59%.
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Select Equity Fund	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.08	19.76	20.09	18.45	14.90
Income (loss) from investment operations:
Net investment income	0.05	0.03	0.07	0.11	0.14
Net realized and unrealized gains (losses)	2.96	(4.37)	2.20	1.95	3.79
Total from investment operations	3.01	(4.34)	2.27	2.06	3.93
Less distributions to shareholders from:
Net investment income	(0.08)	-	(0.06)	(0.11)	(0.11)
Net realized gain	-	(0.34)	(2.54)	(0.31)	(0.27)
Total distributions to shareholders:	(0.08)	(0.34)	(2.60)	(0.42)	(0.38)
Net asset value, end of year	$18.01	15.08	19.76	20.09	18.45
Total return (a)	19.97%	(22.01)%	11.77%	11.25%	26.40%
Net assets, end of year (000s omitted)	$427,064	364,947	534,067	455,974	373,425
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	0.96%	0.94%	0.88%	0.94%	0.98%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	0.27%	0.16%	0.26%	0.70%	0.64%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	(0.12)%	(0.25)%	(0.21)%	0.29%	0.27%
Portfolio turnover rate (excluding short-term securities)	50.13%	55.76%	109.01%	102.30%	64.32%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective October 1, 2023, the Adviser increased the voluntary waiver to 0.41%.
(d)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.97%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.38%.
(e)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.93%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.42%.
(f)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, increased to 0.89%. Also effective October 1, 2021, the Adviser decreased the voluntary waiver to 0.46%.
(g)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.87%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.48%.
(h)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.91%. Also effective October 1, 2020, the Adviser increased the voluntary waiver to 0.44%.
(i)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.95%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.40%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Tax-Exempt Bond Fund	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.59	10.17	10.14	10.13	9.82
Income (loss) from investment operations:
Net investment income	0.38	0.34	0.36	0.39	0.40
Net realized and unrealized gains (losses)	0.17	(1.50)	0.03	0.03	0.34
Total from investment operations	0.55	(1.16)	0.39	0.42	0.74
Less distributions to shareholders from:
Net investment income	(0.38)	(0.35)	(0.36)	(0.41)	(0.43)
Net realized gain	-	(0.07)	-	-	-
Total distributions to shareholders:	(0.38)	(0.42)	(0.36)	(0.41)	(0.43)
Net asset value, end of year	$8.76	8.59	10.17	10.14	10.13
Total return (a)	6.64%	(11.39)%	3.89%	4.26%	7.69%
Net assets, end of year (000s omitted)	$700,464	565,634	732,494	616,839	603,277
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.30%	0.27%	0.28%	0.29%	0.32%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	4.45%	3.79%	3.52%	3.85%	4.05%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	4.15%	3.46%	3.20%	3.54%	3.77%
Portfolio turnover rate (excluding short-term securities)	47.10%	29.22%	16.91%	17.21%	12.53%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.31%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(d)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.29%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.31%.
(e)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.32%.
(f)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.27%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(g)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.29%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.31%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
International Fund	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.81	21.14	20.16	17.28	14.08
Income (loss) from investment operations:
Net investment income	0.33	0.34	0.36	0.20	0.29
Net realized and unrealized gains (losses)	2.96	(4.45)	2.68	3.07	3.43
Total from investment operations	3.29	(4.11)	3.04	3.27	3.72
Less distributions to shareholders from:
Net investment income	(0.46)	(0.16)	(0.42)	(0.17)	(0.30)
Net realized gain	-	(0.06)	(1.64)	(0.22)	(0.22)
Total distributions to shareholders:	(0.46)	(0.22)	(2.06)	(0.39)	(0.52)
Net asset value, end of year	$19.64	16.81	21.14	20.16	17.28
Total return (a)	19.66%	(19.45)%	15.39%	19.02%	26.47%
Net assets, end of year (000s omitted)	$1,015,382	878,046	1,090,945	867,784	711,851
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k)	0.71%	0.66%	0.65%	0.66%	0.68%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k)	1.77%	1.99%	1.61%	1.17%	1.88%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k)	1.48%	1.65%	1.26%	0.83%	1.56%
Portfolio turnover rate (excluding short-term securities)	29.09%	73.81%	39.50%	39.61%	49.69%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.72%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.28%.
(d)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.30%.
(e)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.71%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(f)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.30%.
(g)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.65%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.35%.
(h)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.40%.
(i)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.67%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(j)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective October 1, 2020, the Adviser decreased the voluntary waiver to 0.32%.
(k)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.35%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
(1)    Organization
Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund ("Select Equity Fund"), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”).  Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers.  The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future.  The investment objective of the Core Equity, Select Equity and International Funds is long-term capital growth.  The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.
Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser.  FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.
The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.
Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles.  The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers.  The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”) and AQR Capital Management, LLC (“AQR”).  The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% to 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to AQR.  Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P 500® Index (the “Index”) as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the Index at any given time. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in
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Notes to Financial Statements December 31, 2023
securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund may obtain exposure to equity securities through investment in exchange-traded funds and other investment companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P., Jackson Square Partners, LLC, Parametric, Pzena Investment Management LLC, Rice Hall James & Associates, LLC and Wasatch Global Investors. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s five other subadvisers that provide day-to-day management of the Fund. The percentage of the Fund’s assets allocated to Parametric will change from time to time in the discretion of the Adviser and could be higher or lower in the future. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: MacKay Shields LLC and Sit Fixed Income Advisors II, LLC. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers (including frontier market issuers).  In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership, WCM Investment Management, LLC and LSV Asset Management. The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 25% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be
29	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
(2)    Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”
The significant accounting policies followed by the Funds are as follows:
(a)     Investments in Securities
Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.  Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
With respect to the Funds' investments that do not have readily available market quotations, the Board of Trustees has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. This may occur particularly with respect to certain foreign equity securities held by a Fund, whereby the valuation designee may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.
Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.
Non cash dividends are recognized as investment income at the fair value of the property received.
Participatory notes in which the International Fund invests are financial instruments that must have Indian securities as the underlying assets. Brokers and foreign institutional investors registered with the Securities and Exchange Board of India (SEBI) issue the participatory notes and invest on behalf of the foreign investors. Brokers
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Notes to Financial Statements December 31, 2023
must report their participatory note issuance status to the regulatory board each quarter. The notes allow foreign investors to participate in the Indian markets without registering with the SEBI. Participatory notes are categorized within the Level 1 of the fair value hierarchy.
(b)    Foreign Currency Translation
The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.
(c)    Futures Contracts
The Tax-Exempt Bond Fund invests in long and short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on: Futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on: Futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(d)    Forward Foreign Currency Exchange Contracts
The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position.  The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates.  Forward
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates.  Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.  Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations.  Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the counterparty to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk.  The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.  The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. There were no outstanding forward foreign currency exchange contracts as of December 31, 2023.
(e)    Spot Contracts
The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.
(f)    Master Limited Partnerships
The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund's investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
(g)    Delayed Delivery Transactions and When-Issued Securities
Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.
(h)     Short-Term Investments
The Core Equity, Select Equity, Tax-Exempt Bond and International Funds currently invest in Institutional Shares of the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.
(i)     Recoverable Taxes
The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.
(j)    Federal Taxes
The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption deferred foreign capital gains taxes payable and as a reduction in net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in net realized gain (loss) on security transactions.
Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2020, 2021, 2022, and 2023 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.  Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds.  The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  Further, the Trust is not aware of any tax positions for which it is reasonably possible that
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2023 and 2022 was as follows:

	Tax-Exempt		Ordinary Income
	2023	2022	2023	2022
Core Equity Fund	$ —	$ —	$ 12,223,108	$ 9,858,156
Select Equity Fund	—	—	1,761,996	3,612,091
Tax-Exempt Bond Fund	27,234,076	24,829,757	1,611,581	398,516
International Fund	—	—	23,498,478	8,561,325

	Long-Term Capital Gains		Tax Return of Capital
	2023	2022	2023	2022
Core Equity Fund	$ —	$ 893,896	$ 129,066	$ —
Select Equity Fund	—	4,513,527	134,871	—
Tax-Exempt Bond Fund	—	4,760,355	—	—
International Fund	—	3,026,118	—	—

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$ —	$ —	$ —	$ 2,118,924
Undistributed tax-exempt income	—	—	229,215	—
Accumulated capital losses and other	(22,084,993)	(53,102,319)	(19,462,085)	(1,881,157)
Unrealized appreciation/depreciation	421,662,569	46,292,045	(58,337,431)	256,109,271
Other temporary differences	—	—	(288,014)	—
Total	$ 399,577,576	$ (6,810,274)	$ (77,858,315)	$ 256,347,038
Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The primary reasons for permanent differences are the Funds realization of gains on in-kind redemptions that are not recognized for tax purposes. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At
34	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
December 31, 2023, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$ (27,714,265)	$ (2,993,556)	$ —	$ (11,225,680)
Additional paid-in capital	27,714,265	2,993,556	—	11,225,680
(k)     Distributions to Shareholders
Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Select Equity and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.
(l)    Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(m)     Indemnification
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.
(n)    Cash and Restricted Cash
Cash, including cash denominated in foreign currencies, represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.
Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Funds consider cash collateral posted with counterparties for derivative contracts to be restricted cash.
35	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
(3)    Fair Value Measurements
Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.
•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.
•	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2023.
Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$ 867,037,507	$ —	$ —	$ 867,037,507
Escrows	—	—	—*	—
Rights	—	—	—*	—
Short-Term Investments	5,157,828	—	—	5,157,828
Total	$ 872,195,335	$ —	$ —	$ 872,195,335

* Security has been deemed worthless and is a Level 3 investment.
(a) For the Core Equity Fund, the investment value is comprised of equity securities, escrows, rights and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.
There were no significant Level 3 valuations at December 31, 2023.
36	(Continued)

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Notes to Financial Statements December 31, 2023
Select Equity Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$ 418,351,721	$ —	$ —*	$ 418,351,721
Escrows	—	—	—*	—
Short-Term Investments	9,532,398	—	—	9,532,398
Total	$ 427,884,119	$ —	$ —	$ 427,884,119

* Security has been deemed worthless and is a Level 3 investment.
(b) For the Select Equity Fund, the investment value is comprised of equity securities, escrows and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
There were no significant Level 3 valuations at December 31, 2023.
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$ 24,958,207	$ —	$ —	$ 24,958,207
Municipal Bonds
Alabama	—	1,561,804	—	1,561,804
Alaska	—	385	—	385
Arizona	—	8,936,063	—	8,936,063
Arkansas	—	2,722,071	—	2,722,071
California	—	34,866,144	—	34,866,144
Colorado	—	24,192,196	—	24,192,196
Connecticut	—	2,795,400	—	2,795,400
District of Columbia	—	7,142,632	—	7,142,632
Florida	—	91,526,267	—	91,526,267
Georgia	—	5,931,623	—	5,931,623
Idaho	—	6,575,119	—	6,575,119
Illinois	—	29,186,066	—	29,186,066
Indiana	—	11,154,078	—	11,154,078
Iowa	—	8,511,591	—	8,511,591
Kansas	—	2,281,502	—	2,281,502
Kentucky	—	5,426,958	—	5,426,958
Louisiana	—	13,873,537	—	13,873,537
Maine	—	2,534,046	—	2,534,046
Maryland	—	5,920,306	—	5,920,306
Massachusetts	—	16,444,655	—	16,444,655
Michigan	—	26,014,214	—	26,014,214
Minnesota	—	12,392,557	—	12,392,557
37	(Continued)

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Notes to Financial Statements December 31, 2023
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Mississippi	$ —	$ 1,264,268	$ —	$ 1,264,268
Missouri	—	12,234,345	—	12,234,345
Montana	—	3,132,074	—	3,132,074
Nebraska	—	3,531,859	—	3,531,859
Nevada	—	4,733,699	—	4,733,699
New Hampshire	—	2,666,484	—	2,666,484
New Jersey	—	19,634,294	—	19,634,294
New Mexico	—	12,778,266	—	12,778,266
New York	—	41,439,127	—	41,439,127
North Carolina	—	10,468,727	—	10,468,727
North Dakota	—	5,901,744	—	5,901,744
Ohio	—	24,896,301	—	24,896,301
Oklahoma	—	6,168,043	—	6,168,043
Oregon	—	5,478,372	—	5,478,372
Pennsylvania	—	14,026,778	—	14,026,778
Puerto Rico	—	1,507,278	—	1,507,278
Rhode Island	—	918,672	—	918,672
South Carolina	—	8,787,495	—	8,787,495
South Dakota	—	1,579,503	—	1,579,503
Tennessee	—	15,243,288	—	15,243,288
Texas	—	57,970,182	—	57,970,182
Utah	—	39,289,120	—	39,289,120
Vermont	—	359,605	—	359,605
Virgin Islands, U.S.	—	495,460	—	495,460
Virginia	—	10,468,470	—	10,468,470
Washington	—	8,682,171	—	8,682,171
West Virginia	—	4,367,858	—	4,367,858
Wisconsin	—	10,794,750	—	10,794,750
Short-Term Investments	20,108,356	—	—	20,108,356
Total	$ 45,066,563	$ 648,807,447	$ —	$ 693,874,010
(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has designated to the Adviser the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security
38	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.
Tax-Exempt Bond Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$ (4,401,978)	$ —	$ —	$ (4,401,978)
The futures contracts outstanding at December 31, 2023 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.
	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$ 2,112,003	$ 5,601,133	$ —	$ 7,713,136
Egypt	—	724,032	—	724,032
Israel	—	2,742,692	—	2,742,692
Russia	—	—	—*	—
Saudi Arabia	—	3,673,945	—	3,673,945
South Korea	—	26,502,862	—	26,502,862
Thailand	—	1,077,373	—	1,077,373
All other countries	925,458,838	—	—	925,458,838
Participatory Notes	4,749,764	—	—	4,749,764
Preferred Stocks	2,333,750	4,592,653	—	6,926,403
Warrants	—	—	—*	—
Short-Term Investments	46,156,002	—	—	46,156,002
Total	$ 980,810,357	$ 44,914,690	$ —	$1,025,725,047

* Security has been deemed worthless and is a Level 3 investment.
(d) For the International Fund, the investment value is comprised of equity securities, participatory notes, preferred stocks, warrants and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
There were no significant Level 3 valuations at December 31, 2023.
39	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
(4)    Investment Security Transactions
The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2023, were as follows:
	Purchases	Sales
Core Equity Fund	$ 526,763,335	$ 542,040,746
Select Equity Fund	186,809,622	192,567,189
Tax-Exempt Bond Fund	413,134,298	286,244,891
International Fund	265,022,064	290,822,736

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October capital losses for tax purposes, and the recharacterization of income recognition on investments in passive foreign investment companies.
At December 31, 2023, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:
Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$ 422,449,757	$ (787,185)	$ 421,662,572	$ 450,532,763
Select Equity Fund	77,635,274	(31,343,229)	46,292,045	381,591,387
Tax-Exempt Bond Fund	12,125,011	(70,462,443)	(58,337,432)	747,809,464
International Fund	294,175,319	(37,238,169)	256,937,150	768,787,897

(5)    Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2023 and 2022 were as follows:
	Core Equity Fund		Select Equity Fund
	2023	2022	2023	2022
Sold	1,102,343	3,253,680	1,179,421	6,428,117
Issued for reinvestment of distributions	180,238	185,284	107,698	529,356
Redeemed	(1,543,257)	(3,531,380)	(1,776,719)	(9,785,689)
Net increase (decrease)	(260,676)	(92,416)	(489,600)	(2,828,216)

40	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
	Tax-Exempt Bond Fund		International Fund
	2023	2022	2023	2022
Sold	28,837,453	28,665,852	2,413,778	9,105,670
Issued for reinvestment of distributions	3,371,399	3,372,319	1,225,155	678,819
Redeemed	(18,032,068)	(38,269,711)	(4,162,141)	(9,177,483)
Net increase (decrease)	14,176,784	(6,231,540)	(523,208)	607,006
(6)    Capital Loss Carryforward
At December 31, 2023, the Funds had the following short term capital loss carry-forwards and long term capital loss carry forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward may be limited. During the year ended December 31, 2023, the International Fund utilized $11,492,286 in capital loss carryforwards to offset capital gains.
	Short-Term	Long-Term	Total
Core Equity Fund	$ 22,084,993	$ —	$ 22,084,993
Select Equity Fund	34,001,571	19,076,488	53,078,059
Tax-Exempt Bond Fund	2,162,268	17,299,817	19,462,085
International Fund	1,881,157	—	1,881,157
(7)    Expenses and Related-Party Transactions
The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. Management fees are calculated and accrued daily, and are paid quarterly. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary
41	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2023, voluntary waivers on management fees were as follows:
	Management Fees Voluntary Waivers
	Voluntary Waiver % Prior to April 1, 2023	Voluntary Waiver % Effective from April 1, 2023 to October 1, 2023	Voluntary Waiver % Effective October 1, 2023
Core Equity Fund	(0.62)	(0.65)	(0.65)
Select Equity Fund	(0.38)	(0.38)	(0.41)
Tax-Exempt Bond Fund	(0.31)	(0.31)	(0.29)
International Fund	(0.29)	(0.30)	(0.28)
Effective January 1, 2023, the net management fees actually paid for the Core Equity Fund, Tax-Exempt Bond Fund and International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.28%, 0.29% and 0.71%, respectively. Effective April 1, 2023, the net management fees actually paid for the Core Equity Fund and International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.25% and 0.70%, respectively. Effective October 1, 2023, the net management fees actually paid for the Select Equity Fund, Tax-Exempt Bond Fund and International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.94%, 0.31% and 0.72%, respectively.
The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.
In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or  other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios and are excluded from the voluntary waivers described above.
The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.
The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount
42	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.
(8)    Derivative Instruments
Information concerning the types of derivatives in which the Tax-Exempt Bond Fund invests, the objectives for using them and their related risks can be found in Note 2 (c). Below are the types of derivatives held in the Tax-Exempt Bond Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2023, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts presented below are not subject to master netting agreements or other similar agreements.
ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Tax-Exempt Bond Fund	Futures contracts	Unrealized appreciation on futures contracts	$ —	Unrealized depreciation on futures contracts	$4,401,978*	RBC Capital Markets, LLC/J.P. Morgan Securities, LLC

*	Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statements of Assets and Liabilities for futures contracts.
The following table sets forth, by primary risk exposure, the Tax-Exempt Bond Fund's net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts for the year ended December 31, 2023:
Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$ 6,075,622	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$ (5,572,877)

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund, the number of transactions and weighted average notional amount of futures contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2023.
Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
1,155	$ 13,572,707
43	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
(9)    Short-term Financing
ReFlow Fund, LLC ("ReFlow") provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the Statements of Assets and Liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% prior to November 1, 2023, and 0.14% thereafter, and is paid by the Adviser under the unified advisory fee agreement. For the year ended December 31, 2023, the Core Equity Fund had total redemptions in kind of $39,365,088, resulting in realized gains of $26,992,095. For the year ended December 31, 2023, the Select Equity Fund had total redemptions in kind of $4,785,522, resulting in realized gains of $3,123,013. For the year ended December 31, 2023, the International Fund had total redemptions in kind of $20,592,800, resulting in realized gains of $11,117,364. These realized gains are not recognized for tax purposes as discussed in Note 2. During the year ended December 31, 2023, the Funds had the following activity:
	Average Amount Oustanding for Days in Use	Days Used
Core Equity Fund	$ 9,745	155
Select Equity Fund	11,799	56
International Fund	23,197	112

(10)  Portfolio Securities Loaned
The Select Equity Fund and the International Fund participate in a securities lending program and have loaned portions of their investment portfolios during the year ended December 31, 2023. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2023 is recognized within investments in securities, at fair value, on the Statements of Assets and Liabilities.
Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.
44	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Institutional Shares of Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $581,616 and $8,061,365 are included in Investments in Securities on the Statements of Assets and Liabilities of the Select Equity Fund and International Fund, respectively.
The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statements of Operations.
The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.
The following is information on the securities lending activities by the lending agent as of December 31, 2023:
	Gross Amounts of Securities Loaned in Statements of Assets and Liabilities	% of Net Assets	Cash Collateral Received
Select Equity Fund	$ 568,323	0.13%	$ 581,616
International Fund	7,192,387	0.71%	8,061,365
At December 31, 2023, there were no offsetting of securities and they are presented on a gross basis.
(11)  Recent Market Events
U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and global macro factors including the impact of global diseases and related public health issues, growth concerns in the U.S. and overseas, rising and high interest rates, trade tensions, and armed conflicts in multiple locations. In particular, the events have resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, cancellations and market declines. Related political, social and economic disruptions may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets,
45	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2023
despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
(12)   Subsequent Events
Effective January 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund to achieve an effective management fee rate equal to 0.26%, 0.96%, 0.32% and 0.73%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no additional events that require financial statement disclosure and/or adjustments to the financial statements.
46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
132,892	ALPHABET, INC., CLASS A(b)	$ 5,325,209	18,563,684
78,260	ALPHABET, INC., CLASS C(b)	3,696,186	11,029,182
83,117	AT&T, INC.	1,151,568	1,394,703
1,429	CHARTER COMMUNICATIONS, INC., CLASS A(b)	491,189	555,424
67,600	COMCAST CORP., CLASS A	1,026,668	2,964,260
8,300	ELECTRONIC ARTS, INC.	116,945	1,135,523
3,500	FOX CORP., CLASS A	108,355	103,845
1,800	FOX CORP., CLASS B	51,499	49,770
3,574	INTERPUBLIC GROUP OF (THE) COS., INC.	55,609	116,655
183	LIBERTY GLOBAL LTD., CLASS A(b)	1,707	3,252
1,900	LIVE NATION ENTERTAINMENT, INC.(b)	130,374	177,840
1,138	MATCH GROUP, INC.(b)	33,597	41,537
54,851	META PLATFORMS, INC., CLASS A(b)	6,723,514	19,415,060
5,874	NETFLIX, INC.(b)	1,261,830	2,859,933
2,675	NEWS CORP., CLASS A	12,252	65,671
2,595	OMNICOM GROUP, INC.	81,950	224,494
6,200	PARAMOUNT GLOBAL, CLASS B	66,996	91,698
11,646	PLAYTIKA HOLDING CORP.(b)(c)	106,636	101,553
2,000	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	216,815	321,900
13,937	T-MOBILE U.S., INC.	1,097,267	2,234,519
37,983	VERIZON COMMUNICATIONS, INC.	1,170,308	1,431,959
24,518	WALT DISNEY (THE) CO.	486,137	2,213,730
8,502	WARNER BROS. DISCOVERY, INC.(b)	79,548	96,753
		23,492,159	65,192,945	7.48%
Consumer Discretionary:
5,800	AIRBNB, INC., CLASS A(b)	786,456	789,612
158,111	AMAZON.COM, INC.(b)	11,994,063	24,023,385
14,300	APTIV PLC(b)(c)	1,242,313	1,282,996
23,316	AUTONATION, INC.(b)	2,768,302	3,501,597
1,319	AUTOZONE, INC.(b)	1,572,143	3,410,420
3,400	BATH & BODY WORKS, INC.	107,274	146,744
10,519	BEST BUY CO., INC.	456,135	823,427
1,289	BOOKING HOLDINGS, INC.(b)	2,757,890	4,572,367
24,600	BORGWARNER, INC.	794,298	881,910
2,900	CAESARS ENTERTAINMENT, INC.(b)	114,937	135,952
2,168	CARMAX, INC.(b)	58,264	166,372
13,300	CARNIVAL CORP.(b)	118,105	246,582
400	CHIPOTLE MEXICAN GRILL, INC.(b)	558,552	914,784
4,400	D.R. HORTON, INC.	453,043	668,712
1,700	DARDEN RESTAURANTS, INC.	112,210	279,310
5,900	EBAY, INC.	115,326	257,358
1,700	ETSY, INC.(b)	103,136	137,785
12,508	EXPEDIA GROUP, INC.(b)	1,162,573	1,898,589
22,163	FORD MOTOR CO.	72,512	270,167
13,928	GAP (THE), INC.	139,153	291,235
2,200	GARMIN LTD.(c)	40,557	282,788
75,170	GENERAL MOTORS CO.	2,454,030	2,700,106
3,450	GENUINE PARTS CO.	102,425	477,825
10,855	H&R BLOCK, INC.	368,543	525,056
526	HASBRO, INC.	17,206	26,858
1,600	HILTON WORLDWIDE HOLDINGS, INC.	115,613	291,344
20,826	HOME DEPOT (THE), INC.	4,023,383	7,217,250
2,535	LAS VEGAS SANDS CORP.	21,685	124,747
13,949	LENNAR CORP., CLASS A	1,527,131	2,078,959
15,160	LKQ CORP.	410,648	724,496
8,246	LOWE'S COS., INC.	1,537,267	1,835,147
1,600	LULULEMON ATHLETICA, INC.(b)(c)	633,744	818,064
137,990	MACY'S, INC.	1,552,160	2,776,359
2,938	MARRIOTT INTERNATIONAL, INC., CLASS A	61,838	662,548
4,802	MCDONALD'S CORP.	92,470	1,423,841
3,506	MGM RESORTS INTERNATIONAL(b)	139,053	156,648
600	MOHAWK INDUSTRIES, INC.(b)	26,796	62,100
16,567	NIKE, INC., CLASS B	987,686	1,798,679
390	NVR, INC.(b)	1,376,867	2,730,176
8,786	PENSKE AUTOMOTIVE GROUP, INC.	1,159,421	1,410,241
40	PHINIA, INC.	880	1,212
47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
870	POOL CORP.	$ 187,171	346,878
48,773	PULTEGROUP, INC.	3,140,928	5,034,349
3,341	PVH CORP.	247,023	408,003
4,443	ROSS STORES, INC.	455,544	614,867
3,708	ROYAL CARIBBEAN CRUISES LTD.(b)	148,859	480,149
23,500	STARBUCKS CORP.	154,545	2,256,235
5,800	TAPESTRY, INC.	163,077	213,498
36,728	TESLA, INC.(b)	7,655,072	9,126,174
11,583	TJX (THE) COS., INC.	300,825	1,086,601
47,360	TOLL BROTHERS, INC.	2,759,279	4,868,134
500	TRACTOR SUPPLY CO.	90,114	107,515
9,857	TRAVEL + LEISURE CO.	360,177	385,310
700	ULTA BEAUTY, INC.(b)	244,098	342,993
6,925	VF CORP.	83,617	130,190
15,254	WILLIAMS-SONOMA, INC.	1,830,184	3,077,952
1,554	WYNN RESORTS LTD.	31,066	141,585
3,600	YUM! BRANDS, INC.	428,099	470,376
		60,415,766	101,914,557	11.69%
Consumer Staples:
56,264	ALTRIA GROUP, INC.	2,446,204	2,269,690
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	743,866
10,068	CHURCH & DWIGHT CO., INC.	241,887	952,030
1,700	CLOROX (THE) CO.	210,031	242,403
69,073	COCA-COLA (THE) CO.	1,562,344	4,070,472
11,480	COLGATE-PALMOLIVE CO.	780,184	915,071
1,900	CONAGRA BRANDS, INC.	26,153	54,454
1,823	CONSTELLATION BRANDS, INC., CLASS A	251,171	440,710
4,852	COSTCO WHOLESALE CORP.	909,621	3,202,708
2,900	DOLLAR GENERAL CORP.	337,464	394,255
2,024	DOLLAR TREE, INC.(b)	34,800	287,509
3,400	ESTEE LAUDER (THE) COS., INC., CLASS A	359,046	497,250
22,700	GENERAL MILLS, INC.	935,900	1,478,678
1,642	HERSHEY (THE) CO.	60,568	306,134
4,800	HORMEL FOODS CORP.	43,206	154,128
1,300	J M SMUCKER (THE) CO.	60,305	164,294
3,048	KEURIG DR. PEPPER, INC.	19,052	101,559
4,450	KIMBERLY-CLARK CORP.	417,244	540,720
3,705	KRAFT HEINZ (THE) CO.	26,475	137,011
61,326	KROGER (THE) CO.	1,479,051	2,803,211
1,833	LAMB WESTON HOLDINGS, INC.	73,271	198,129
1,400	MCCORMICK & CO., INC. (NON VOTING)	21,613	95,788
38,917	MOLSON COORS BEVERAGE CO., CLASS B	2,292,148	2,382,110
17,969	MONDELEZ INTERNATIONAL, INC., CLASS A	803,237	1,301,495
2,272	MONSTER BEVERAGE CORP.(b)	64,265	130,890
21,513	PEPSICO, INC.	2,301,389	3,653,768
16,212	PHILIP MORRIS INTERNATIONAL, INC.	1,313,114	1,525,225
29,726	PROCTER & GAMBLE (THE) CO.	1,297,936	4,356,048
222	SEABOARD CORP.	803,150	792,562
7,100	SYSCO CORP.	110,707	519,223
4,367	TARGET CORP.	377,406	621,948
5,367	TYSON FOODS, INC., CLASS A	167,122	288,476
29,450	WALGREENS BOOTS ALLIANCE, INC.	466,301	768,940
45,743	WALMART, INC.	5,379,202	7,211,384
		25,860,185	43,602,139	5.00%
Energy:
4,100	APA CORP.	160,622	147,108
12,293	BAKER HUGHES CO.	275,534	420,175
978	CHENIERE ENERGY, INC.	147,347	166,954
42,376	CHEVRON CORP.	2,817,664	6,320,804
22,923	CONOCOPHILLIPS	557,203	2,660,673
10,000	COTERRA ENERGY, INC.	213,988	255,200
15,326	DEVON ENERGY CORP.	590,311	694,268
2,300	DIAMONDBACK ENERGY, INC.	359,557	356,684
11,899	EOG RESOURCES, INC.	797,033	1,439,184
200	EQT CORP.	7,794	7,732
69,655	EXXON MOBIL CORP.	4,331,281	6,964,107
1,100	HALLIBURTON CO.	42,613	39,765
48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont'd):
4,762	HESS CORP.	$ 402,564	686,490
66,777	HF SINCLAIR CORP.	2,982,246	3,710,798
49,812	KINDER MORGAN, INC.	676,557	878,684
9,400	MARATHON OIL CORP.	110,345	227,104
22,974	MARATHON PETROLEUM CORP.	2,170,626	3,408,423
7,335	OCCIDENTAL PETROLEUM CORP.	106,521	437,973
7,700	ONEOK, INC.	271,699	540,694
7,468	PHILLIPS 66	544,052	994,289
3,856	PIONEER NATURAL RESOURCES CO.	582,280	867,137
19,733	SCHLUMBERGER N.V.	697,128	1,026,905
2,900	TARGA RESOURCES CORP.	189,675	251,923
33,793	VALERO ENERGY CORP.	3,211,310	4,393,090
11,500	WILLIAMS (THE) COS., INC.	123,340	400,545
		22,369,290	37,296,709	4.28%
Financials:
4,579	AFLAC, INC.	225,517	377,768
8,300	ALLSTATE (THE) CORP.	197,623	1,161,834
7,933	AMERICAN EXPRESS CO.	715,083	1,486,168
36,540	AMERICAN INTERNATIONAL GROUP, INC.	1,839,014	2,475,585
1,418	AMERIPRISE FINANCIAL, INC.	201,942	538,599
2,548	AON PLC, CLASS A	406,718	741,519
3,211	ARCH CAPITAL GROUP LTD.(b)	104,134	238,481
700	ARTHUR J. GALLAGHER & CO.	45,962	157,416
4,900	ASSURANT, INC.	218,575	825,601
59,283	AXIS CAPITAL HOLDINGS LTD.	3,362,766	3,282,500
93,602	BANK OF AMERICA CORP.	689,814	3,151,579
10,000	BANK OF NEW YORK MELLON (THE) CORP.	206,454	520,500
40,366	BERKSHIRE HATHAWAY, INC., CLASS B(b)	7,928,396	14,396,938
1,700	BLACKROCK, INC.	1,093,208	1,380,060
6,700	BLACKSTONE, INC.	670,538	877,164
8,148	BRIGHTHOUSE FINANCIAL, INC.(b)	346,933	431,192
1,700	BROWN & BROWN, INC.	88,516	120,887
7,747	CAPITAL ONE FINANCIAL CORP.	241,908	1,015,787
19,408	CHARLES SCHWAB (THE) CORP.	268,271	1,335,270
5,185	CHUBB LTD.(c)	608,428	1,171,810
200	CINCINNATI FINANCIAL CORP.	20,055	20,692
100,321	CITIGROUP, INC.	4,054,666	5,160,512
4,794	CME GROUP, INC.	685,657	1,009,616
5,836	CNA FINANCIAL CORP.	247,377	246,921
2,000	COMERICA, INC.	80,100	111,620
79,228	COREBRIDGE FINANCIAL, INC.	1,588,177	1,716,078
1,087	EURONET WORLDWIDE, INC.(b)	97,942	110,320
10,061	EVEREST RE GROUP LTD.	3,866,253	3,557,368
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	431,837
7,803	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,503	468,726
10,565	FIFTH THIRD BANCORP	109,297	364,387
266	FIRST CITIZENS BANCSHARES, INC., CLASS A	382,120	377,446
5,632	FISERV, INC.(b)	123,748	748,155
300	FLEETCOR TECHNOLOGIES, INC.(b)	52,039	84,783
9,651	GLOBAL PAYMENTS, INC.	999,951	1,225,677
100	GLOBE LIFE, INC.	11,345	12,172
7,579	GOLDMAN SACHS GROUP (THE), INC.	807,418	2,923,751
1,200	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	26,940	96,456
43,846	HUNTINGTON BANCSHARES, INC.	221,602	557,721
7,140	INTERCONTINENTAL EXCHANGE, INC.	634,550	916,990
6,200	INVESCO LTD.	87,258	110,608
50,092	JPMORGAN CHASE & CO.	2,064,862	8,520,649
20,104	KEYCORP	178,289	289,498
32,300	LINCOLN NATIONAL CORP.	703,014	871,131
7,377	MARSH & MCLENNAN COS., INC.	675,052	1,397,720
17,381	MASTERCARD, INC., CLASS A	4,572,414	7,413,170
1,300	MERCURY GENERAL CORP.	38,019	48,503
5,731	METLIFE, INC.	201,149	378,991
84,222	MGIC INVESTMENT CORP.	1,181,306	1,624,642
2,100	MOODY'S CORP.	584,216	820,176
1,000	MSCI, INC.	462,200	565,650
5,100	NASDAQ, INC.	42,534	296,514
49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
29,237	NCR ATLEOS CORP.(b)	$ 515,725	710,167
90,602	NEW YORK COMMUNITY BANCORP, INC.	870,265	926,858
15,387	OLD REPUBLIC INTERNATIONAL CORP.	449,681	452,378
16,168	PAYPAL HOLDINGS, INC.(b)	831,528	992,877
7,114	PNC FINANCIAL SERVICES GROUP (THE), INC.	273,331	1,101,603
10,575	POPULAR, INC.	728,404	867,890
1,800	PRINCIPAL FINANCIAL GROUP, INC.	37,586	141,606
7,588	PROGRESSIVE (THE) CORP.	837,867	1,208,617
5,900	PRUDENTIAL FINANCIAL, INC.	182,566	611,889
1,050	RAYMOND JAMES FINANCIAL, INC.	89,754	117,075
6,699	REGIONS FINANCIAL CORP.	27,215	129,827
9,764	REINSURANCE GROUP OF AMERICA, INC.	1,439,746	1,579,620
9,024	RENAISSANCERE HOLDINGS LTD.	1,840,829	1,768,704
4,500	S&P GLOBAL, INC.	1,430,397	1,982,340
1,200	STATE STREET CORP.	76,367	92,952
97,904	SYNCHRONY FINANCIAL	2,491,860	3,738,954
3,549	T. ROWE PRICE GROUP, INC.	106,978	382,192
2,620	TRAVELERS (THE) COS., INC.	93,128	499,084
51,594	TRUIST FINANCIAL CORP.	1,332,829	1,904,850
50,945	UNUM GROUP	2,011,582	2,303,733
20,785	US BANCORP	423,741	899,575
27,637	VISA, INC., CLASS A	5,298,811	7,195,293
11,782	W R BERKLEY CORP.	230,551	833,223
51,027	WELLS FARGO & CO.	729,863	2,511,549
353,918	WESTERN UNION (THE) CO.	3,985,059	4,218,703
1,300	WILLIS TOWERS WATSON PLC(c)	274,247	313,560
2,700	ZIONS BANCORP N.A.	52,466	118,449
		71,143,805	115,768,706	13.28%
Health Care:
12,534	ABBOTT LABORATORIES	251,106	1,379,617
28,733	ABBVIE, INC.	1,965,926	4,452,753
13,870	AGILENT TECHNOLOGIES, INC.	1,392,858	1,928,346
136	ALIGN TECHNOLOGY, INC.(b)	25,361	37,264
5,700	AMERISOURCEBERGEN CORP.	95,209	1,170,666
18,057	AMGEN, INC.	3,517,325	5,200,777
38	AVANOS MEDICAL, INC.(b)	563	852
11,500	BAXTER INTERNATIONAL, INC.	425,181	444,590
3,909	BECTON, DICKINSON AND CO.	611,824	953,131
300	BIO-RAD LABORATORIES, INC., CLASS A(b)	83,253	96,867
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	1,896,168
25,280	BRISTOL-MYERS SQUIBB CO.	811,175	1,297,117
17,065	CARDINAL HEALTH, INC.	1,525,564	1,720,152
11,143	CENTENE CORP.(b)	641,692	826,922
11,337	CIGNA GROUP (THE)	2,397,193	3,394,865
700	COOPER (THE) COS., INC.	219,407	264,908
24,630	CVS HEALTH CORP.	1,296,339	1,944,785
7,360	DANAHER CORP.	177,000	1,702,662
5,632	DENTSPLY SIRONA, INC.	150,673	200,443
6,100	DEXCOM, INC.(b)	96,726	756,949
2,556	ELEVANCE HEALTH, INC.	775,579	1,205,307
11,700	ELI LILLY & CO.	1,707,276	6,820,164
32,791	EXELIXIS, INC.(b)	544,681	786,656
4,382	GE HEALTHCARE TECHNOLOGIES, INC.	212,654	338,816
53,092	GILEAD SCIENCES, INC.	2,891,922	4,300,983
100	HCA HEALTHCARE, INC.	21,749	27,068
12,808	HOLOGIC, INC.(b)	601,798	915,132
3,858	HUMANA, INC.	1,681,836	1,766,231
3,400	IDEXX LABORATORIES, INC.(b)	1,206,584	1,887,170
2,500	ILLUMINA, INC.(b)	120,185	348,100
1,700	INSULET CORP.(b)	278,321	368,866
4,800	INTUITIVE SURGICAL, INC.(b)	899,342	1,619,328
100	IONIS PHARMACEUTICALS, INC.(b)	3,269	5,059
3,773	IQVIA HOLDINGS, INC.(b)	448,528	872,997
22,561	JOHNSON & JOHNSON	1,310,615	3,536,211
500	LABORATORY CORP. OF AMERICA HOLDINGS	10,088	113,645
5,365	MCKESSON CORP.	1,200,461	2,483,888
39,478	MERCK & CO., INC.	1,057,231	4,303,892
50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
400	METTLER-TOLEDO INTERNATIONAL, INC.(b)	$ 426,640	485,184
4,415	MODERNA, INC.(b)	446,112	439,072
4,100	MOLINA HEALTHCARE, INC.(b)	997,794	1,481,371
3,547	ORGANON & CO.	39,446	51,148
79,966	PFIZER, INC.	1,572,685	2,302,221
1,400	QUEST DIAGNOSTICS, INC.	174,774	193,032
1,608	REGENERON PHARMACEUTICALS, INC.(b)	923,531	1,412,290
4,000	RESMED, INC.	81,990	688,080
1,200	STERIS PLC	207,009	263,820
2,500	STRYKER CORP.	638,016	748,650
3,822	THERMO FISHER SCIENTIFIC, INC.	1,362,457	2,028,679
10,440	UNITED THERAPEUTICS CORP.(b)	2,340,103	2,295,652
14,097	UNITEDHEALTH GROUP, INC.	3,696,141	7,421,648
2,838	UNIVERSAL HEALTH SERVICES, INC., CLASS B	257,448	432,625
7,705	VERTEX PHARMACEUTICALS, INC.(b)	2,020,274	3,135,087
139,532	VIATRIS, INC.	1,284,136	1,511,132
700	WATERS CORP.(b)	16,422	230,461
1,100	WEST PHARMACEUTICAL SERVICES, INC.	356,129	387,332
11,574	ZIMMER BIOMET HOLDINGS, INC.	997,483	1,408,556
6,047	ZOETIS, INC.	858,592	1,193,496
		49,535,836	89,478,883	10.26%
Industrials:
12,787	3M CO.	942,469	1,397,875
1,400	A O SMITH CORP.	72,742	115,416
18,995	ACUITY BRANDS, INC.	3,090,908	3,890,746
11,316	AGCO CORP.	1,301,240	1,373,876
100	ALLEGION PLC(c)	10,618	12,669
73,822	ALLISON TRANSMISSION HOLDINGS, INC.	3,185,889	4,292,749
8,800	AMERICAN AIRLINES GROUP, INC.(b)	126,329	120,912
5,175	AMETEK, INC.	73,221	853,306
6,866	AUTOMATIC DATA PROCESSING, INC.	382,249	1,599,572
500	AXON ENTERPRISE, INC.(b)	94,810	129,165
7,387	BOEING (THE) CO.(b)	989,117	1,925,495
2,213	BROADRIDGE FINANCIAL SOLUTIONS, INC.	89,066	455,325
27,796	BUILDERS FIRSTSOURCE, INC.(b)	2,108,800	4,640,264
14,740	CARRIER GLOBAL CORP.	258,135	846,813
14,635	CATERPILLAR, INC.	1,167,890	4,327,130
2,200	CERIDIAN HCM HOLDING, INC.(b)	127,379	147,664
4,300	CINTAS CORP.	667,194	2,591,438
8,943	CONCENTRIX CORP.	861,626	878,292
11,500	COPART, INC.(b)	296,588	563,500
2,452	CRANE CO.	257,108	289,679
36,272	CSX CORP.	810,618	1,257,550
300	CUMMINS, INC.	9,224	71,871
3,593	DEERE & CO.	249,608	1,436,733
1,940	DELTA AIR LINES, INC.	27,009	78,046
225	DOVER CORP.	26,143	34,607
11,904	EATON CORP. PLC	223,705	2,866,721
3,561	EMCOR GROUP, INC.	649,186	767,146
900	EQUIFAX, INC.	149,184	222,561
2,900	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	275,171	368,880
300	FASTENAL CO.	15,808	19,431
2,856	FEDEX CORP.	262,842	722,482
7,076	FORTIVE CORP.	372,199	521,006
112,174	GATES INDUSTRIAL CORP. PLC(b)	1,259,261	1,505,375
900	GENERAC HOLDINGS, INC.(b)	111,312	116,316
4,751	GENERAL DYNAMICS CORP.	962,857	1,233,692
53,235	GENERAL ELECTRIC CO.	5,390,451	6,794,383
13,888	HONEYWELL INTERNATIONAL, INC.	1,142,851	2,912,453
25,039	HOWMET AEROSPACE, INC.	299,194	1,355,111
8,071	HUBBELL, INC.	1,883,912	2,654,794
1,800	HUNTINGTON INGALLS INDUSTRIES, INC.	381,786	467,352
1,371	IDEX CORP.	119,804	297,658
4,824	ILLINOIS TOOL WORKS, INC.	155,812	1,263,599
4,000	INGERSOLL RAND, INC.	219,892	309,360
100	JB HUNT TRANSPORT SERVICES, INC.	18,983	19,974
1,359	JOHNSON CONTROLS INTERNATIONAL PLC	41,734	78,333
51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
1,352	L3HARRIS TECHNOLOGIES, INC.	$ 46,888	284,758
3,369	LOCKHEED MARTIN CORP.	1,271,213	1,526,966
5,346	MANPOWERGROUP, INC.	373,362	424,847
4,963	MASCO CORP.	206,868	332,422
16,140	MSC INDUSTRIAL DIRECT CO., INC., CLASS A	1,342,700	1,634,336
2,477	NORFOLK SOUTHERN CORP.	379,182	585,513
4,671	NORTHROP GRUMMAN CORP.	1,057,684	2,186,682
3,900	OLD DOMINION FREIGHT LINE, INC.	666,126	1,580,787
8,522	OSHKOSH CORP.	744,636	923,870
5,320	OTIS WORLDWIDE CORP.	90,693	475,980
28,767	OWENS CORNING	2,660,172	4,264,132
45,465	PACCAR, INC.	3,288,062	4,439,657
4,628	PARKER-HANNIFIN CORP.	350,966	2,132,120
4,185	PAYCHEX, INC.	426,655	498,475
4,187	PAYCOM SOFTWARE, INC.	632,884	865,537
2,719	PENTAIR PLC(c)	57,667	197,699
200	QUANTA SERVICES, INC.	29,452	43,160
22,328	RAYTHEON TECHNOLOGIES CORP.	983,016	1,878,678
682	RB GLOBAL, INC.	35,812	45,619
3,217	REPUBLIC SERVICES, INC.	303,852	530,515
1,400	ROBERT HALF INTERNATIONAL, INC.	100,238	123,088
1,400	ROCKWELL AUTOMATION, INC.	373,784	434,672
9,734	ROLLINS, INC.	233,074	425,084
17,901	RYDER SYSTEM, INC.	1,534,307	2,059,689
11,916	SCHNEIDER NATIONAL, INC., CLASS B	313,365	303,262
8,400	SOUTHWEST AIRLINES CO.	223,146	242,592
2,157	STANLEY BLACK & DECKER, INC.	66,841	211,602
14,290	TEXTRON, INC.	991,624	1,149,202
10,805	TRANE TECHNOLOGIES PLC(c)	554,386	2,635,340
600	TRANSDIGM GROUP, INC.	296,945	606,960
15,900	UBER TECHNOLOGIES, INC.(b)	964,897	978,963
5,902	UNION PACIFIC CORP.	369,465	1,449,649
4,400	UNITED AIRLINES HOLDINGS, INC.(b)	175,501	181,544
3,640	UNITED PARCEL SERVICE, INC., CLASS B	177,964	572,317
4,560	UNITED RENTALS, INC.	773,617	2,614,795
2,121	VERALTO CORP.	14,727	174,473
494	VERISK ANALYTICS, INC.	83,738	117,997
2,626	VERTIV HOLDINGS CO., CLASS A	117,276	126,127
8,650	WASTE MANAGEMENT, INC.	135,675	1,549,215
1,200	WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP.	21,945	152,280
3,200	XYLEM, INC.	174,704	365,952
		53,807,033	99,153,876	11.37%
Information Technology:
13,372	ACCENTURE PLC, CLASS A(c)	2,608,625	4,692,369
16,570	ADOBE, INC.(b)	4,058,639	9,885,662
24,373	ADVANCED MICRO DEVICES, INC.(b)	272,579	3,592,824
100	AKAMAI TECHNOLOGIES, INC.(b)	10,626	11,835
6,700	AMPHENOL CORP., CLASS A	490,412	664,171
4,449	ANALOG DEVICES, INC.	96,633	883,393
400	ANSYS, INC.(b)	88,560	145,152
293,487	APPLE, INC.	19,668,556	56,505,052
21,259	APPLIED MATERIALS, INC.	2,082,643	3,445,446
47,075	APPLOVIN CORP., CLASS A(b)	620,345	1,875,939
3,800	ARISTA NETWORKS, INC.(b)	451,504	894,938
25,853	ARROW ELECTRONICS, INC.(b)	2,957,278	3,160,529
5,955	AUTODESK, INC.(b)	953,618	1,449,923
25,946	AVNET, INC.	1,082,080	1,307,678
9,415	BROADCOM, INC.	4,501,532	10,509,494
10,400	CADENCE DESIGN SYSTEMS, INC.(b)	653,073	2,832,648
7,000	CDW CORP.	292,424	1,591,240
138,519	CISCO SYSTEMS, INC.	4,809,995	6,997,980
8,451	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	386,009	638,304
15,600	CORNING, INC.	85,176	475,020
33,850	DXC TECHNOLOGY CO.(b)	797,345	774,150
2,400	ENPHASE ENERGY, INC.(b)	184,897	317,136
1,054	EPAM SYSTEMS, INC.(b)	184,809	313,396
100	F5, INC.(b)	14,240	17,898
52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
3,581	FAIR ISAAC CORP.(b)	$ 1,606,592	4,168,320
27,615	FORTINET, INC.(b)	393,491	1,616,306
357	GARTNER, INC.(b)	91,624	161,046
22,781	GEN DIGITAL, INC.	207,695	519,862
373	GODADDY, INC., CLASS A(b)	26,125	39,598
210,060	HEWLETT PACKARD ENTERPRISE CO.	2,677,255	3,566,819
39,925	HP, INC.	881,267	1,201,343
66,750	INTEL CORP.	1,612,200	3,354,187
11,723	INTERNATIONAL BUSINESS MACHINES CORP.	1,192,830	1,917,297
3,680	INTUIT, INC.	523,934	2,300,110
24,332	JABIL, INC.	1,916,929	3,099,897
400	KEYSIGHT TECHNOLOGIES, INC.(b)	32,788	63,636
5,476	KLA CORP.	1,781,428	3,183,199
4,493	LAM RESEARCH CORP.	421,510	3,519,187
8,368	MICROCHIP TECHNOLOGY, INC.	38,920	754,626
30,599	MICRON TECHNOLOGY, INC.	583,167	2,611,319
149,578	MICROSOFT CORP.	17,086,218	56,247,311
600	MONOLITHIC POWER SYSTEMS, INC.	229,398	378,468
1,900	MOTOROLA SOLUTIONS, INC.	402,783	594,871
158,676	NCR CORP.(b)	2,347,767	2,683,211
50,685	NVIDIA CORP.	5,762,194	25,100,226
3,825	NXP SEMICONDUCTORS N.V.(c)	327,712	878,526
5,010	ON SEMICONDUCTOR CORP.(b)	212,913	418,485
19,877	ORACLE CORP.	1,256,311	2,095,632
1,200	PALO ALTO NETWORKS, INC.(b)	366,707	353,856
2,400	PTC, INC.(b)	82,674	419,904
20,802	QUALCOMM, INC.	2,221,108	3,008,593
9,989	RINGCENTRAL, INC., CLASS A(b)	319,207	339,127
900	ROPER TECHNOLOGIES, INC.	194,232	490,653
16,319	SALESFORCE, INC.(b)	1,674,560	4,294,182
5,500	SEAGATE TECHNOLOGY HOLDINGS PLC	51,728	469,535
2,655	SERVICENOW, INC.(b)	534,127	1,875,731
14,580	SKYWORKS SOLUTIONS, INC.	1,266,263	1,639,084
2,400	SOLAREDGE TECHNOLOGIES, INC.(b)(c)	187,238	224,640
5,300	SYNOPSYS, INC.(b)	438,338	2,729,023
7,524	TD SYNNEX CORP.	672,396	809,658
800	TE CONNECTIVITY LTD.	98,296	112,400
600	TELEDYNE TECHNOLOGIES, INC.(b)	226,008	267,774
18,339	TERADATA CORP.(b)	689,130	797,930
4,600	TERADYNE, INC.	82,730	499,192
27,783	TEXAS INSTRUMENTS, INC.	936,448	4,735,890
7,049	TRIMBLE, INC.(b)	94,849	375,007
500	TYLER TECHNOLOGIES, INC.(b)	190,425	209,060
1,176	VERISIGN, INC.(b)	200,718	242,209
5,145	WESTERN DIGITAL CORP.(b)	87,708	269,444
400	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	43,396	109,332
17,519	ZOOM VIDEO COMMUNICATIONS, INC., CLASS A(b)	1,140,704	1,259,791
		100,763,639	258,987,674	29.70%
Materials:
3,094	AIR PRODUCTS AND CHEMICALS, INC.	525,323	847,137
2,300	ALBEMARLE CORP.	199,861	332,304
32,570	AMCOR PLC(c)	224,047	313,975
4,165	AVERY DENNISON CORP.	371,149	841,996
11,110	BERRY GLOBAL GROUP, INC.	614,155	748,703
1,200	CELANESE CORP.	115,535	186,444
30,337	CF INDUSTRIES HOLDINGS, INC.	2,117,573	2,411,791
8,562	CORTEVA, INC.	200,802	410,291
8,062	DOW, INC.	185,436	442,120
7,362	DUPONT DE NEMOURS, INC.	218,512	566,359
4,261	EASTMAN CHEMICAL CO.	318,699	382,723
3,991	ECOLAB, INC.	236,070	791,615
1,500	FMC CORP.	75,028	94,575
18,800	FREEPORT-MCMORAN, INC.	279,545	800,316
14,771	HUNTSMAN CORP.	356,079	371,195
3,421	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	222,567	276,998
9,341	INTERNATIONAL PAPER CO.	310,484	337,677
6,465	LINDE PLC	1,521,181	2,655,240
53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont'd):
20,732	LYONDELLBASELL INDUSTRIES N.V., CLASS A	$ 1,355,517	1,971,199
700	MARTIN MARIETTA MATERIALS, INC.	27,965	349,237
46,711	MOSAIC (THE) CO.	1,522,307	1,668,984
278	NEWMARKET CORP.	149,378	151,741
7,400	NEWMONT CORP.	136,530	306,286
9,103	NUCOR CORP.	1,252,497	1,584,286
1,000	PACKAGING CORP. OF AMERICA	114,697	162,910
5,172	PPG INDUSTRIES, INC.	123,888	773,473
10,609	RELIANCE STEEL & ALUMINUM CO.	2,557,143	2,967,125
1,400	SEALED AIR CORP.	24,528	51,128
12,860	STEEL DYNAMICS, INC.	1,363,296	1,518,766
37,980	UNITED STATES STEEL CORP.	1,235,387	1,847,727
2,100	VULCAN MATERIALS CO.	63,441	476,721
8,135	WESTLAKE CORP.	856,316	1,138,575
3,358	WESTROCK CO.	99,509	139,424
		18,974,445	27,919,041	3.20%
Real Estate:
2,129	ALEXANDRIA REAL ESTATE EQUITIES, INC.	110,363	269,893
6,280	AMERICAN TOWER CORP.	786,190	1,355,726
1,934	AVALONBAY COMMUNITIES, INC.	225,956	362,084
3,388	BOSTON PROPERTIES, INC.	169,359	237,736
900	CAMDEN PROPERTY TRUST	21,980	89,361
15,300	CROWN CASTLE, INC.	1,126,465	1,762,407
2,357	DIGITAL REALTY TRUST, INC.	262,628	317,205
916	EQUINIX, INC.	128,836	737,737
5,416	EQUITY RESIDENTIAL	174,162	331,243
675	ESSEX PROPERTY TRUST, INC.	73,174	167,360
3,200	EXTRA SPACE STORAGE, INC.	340,075	513,056
1,000	FEDERAL REALTY INVESTMENT TRUST	55,846	103,050
70	GAMING AND LEISURE PROPERTIES, INC.	2,761	3,455
7,000	HEALTHPEAK PROPERTIES, INC.	63,668	138,600
10,322	HOST HOTELS & RESORTS, INC.	73,056	200,969
7,700	INVITATION HOMES, INC.	228,811	262,647
2,300	IRON MOUNTAIN, INC.	103,917	160,954
6,872	KIMCO REALTY CORP.	64,575	146,442
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	242,028
11,718	PROLOGIS, INC.	308,464	1,562,009
1,735	PUBLIC STORAGE	227,274	529,175
4,002	REALTY INCOME CORP.	82,345	229,795
3,900	REGENCY CENTERS CORP.	85,344	261,300
3,800	SBA COMMUNICATIONS CORP.	554,353	964,022
7,934	SIMON PROPERTY GROUP, INC.	704,821	1,131,706
33	SUN COMMUNITIES, INC.	3,122	4,411
4,100	UDR, INC.	63,318	156,989
100	VENTAS, INC.	4,045	4,984
13,565	VICI PROPERTIES, INC.	322,828	432,452
6,400	WELLTOWER, INC.	403,819	577,088
4,916	WEYERHAEUSER CO.	62,194	170,929
		6,966,447	13,426,813	1.54%
Utilities:
3,000	AES (THE) CORP.	32,870	57,750
2,000	ALLIANT ENERGY CORP.	24,835	102,600
1,700	AMEREN CORP.	48,382	122,978
3,000	AMERICAN ELECTRIC POWER CO., INC.	134,395	243,660
2,600	AMERICAN WATER WORKS CO., INC.	308,898	343,174
400	ATMOS ENERGY CORP.	43,880	46,360
6,000	CENTERPOINT ENERGY, INC.	71,768	171,420
10,200	CMS ENERGY CORP.	115,866	592,314
4,975	CONSOLIDATED EDISON, INC.	318,863	452,576
3,500	CONSTELLATION ENERGY CORP.	137,851	409,115
15,373	DOMINION ENERGY, INC.	546,490	722,531
8,900	DTE ENERGY CO.	709,034	981,314
7,151	DUKE ENERGY CORP.	220,926	693,933
4,325	EDISON INTERNATIONAL	135,088	309,194
2,864	ENTERGY CORP.	233,541	289,808
22,374	EVERGY, INC.	1,024,899	1,167,923
4,961	EVERSOURCE ENERGY	125,492	306,193
54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont'd):
10,500	EXELON CORP.	$ 342,581	376,950
6,800	FIRSTENERGY CORP.	186,942	249,288
114,955	HAWAIIAN ELECTRIC INDUSTRIES, INC.	1,512,824	1,631,211
30,654	NEXTERA ENERGY, INC.	1,028,039	1,861,924
7,100	NISOURCE, INC.	49,003	188,505
10,300	PG&E CORP.	139,468	185,709
13,100	PINNACLE WEST CAPITAL CORP.	782,497	941,104
9,600	PPL CORP.	221,808	260,160
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	51,552	73,380
7,400	SEMPRA ENERGY	239,277	553,002
11,800	SOUTHERN (THE) CO.	382,948	827,416
1,600	WEC ENERGY GROUP, INC.	91,440	134,672
		9,261,457	14,296,164	1.64%
	Sub-total Common Stocks:	442,590,062	867,037,507	99.44%
Escrows:
Communication Services:
1,360	GCI LIBERTY, INC., CLASS A(b)(d)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Rights:
Health Care:
300	ABIOMED, INC. (CONTINGENT VALUE RIGHTS)(b)(d)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Short-Term Investments:
5,157,828	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 5.24%(e)	5,157,828	5,157,828
	Sub-total Short-Term Investments:	5,157,828	5,157,828	0.59%
	Grand total	$ 447,747,890	872,195,335	100.03%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2023, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 1.53% of net assets.
(d)	Security has been deemed worthless and is a Level 3 investment.
(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2022, the value of the Clearwater Core Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $4,611,528 with net purchases of $546,300 during the fiscal year ended December 31, 2023.
55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2023
Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)
56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
6,100	AMC NETWORKS, INC., CLASS A(b)	$ 75,828	114,619
3,500	CARS.COM, INC.(b)	42,390	66,395
2,400	COGENT COMMUNICATIONS HOLDINGS, INC.	128,057	182,544
46,000	DISH NETWORK CORP., CLASS A(b)	168,135	265,420
98,945	EVENTBRITE, INC., CLASS A(b)	803,944	827,180
2,200	EW SCRIPPS (THE) CO., CLASS A(b)	16,362	17,578
15,200	GOGO, INC.(b)	169,547	153,976
300	MADISON SQUARE GARDEN SPORTS CORP.(b)	52,237	54,549
94,904	NEW YORK TIMES (THE) CO., CLASS A	3,923,515	4,649,347
1,900	QUINSTREET, INC.(b)	20,972	24,358
16,405	SCHOLASTIC CORP.	632,408	618,469
600	SHENANDOAH TELECOMMUNICATIONS CO.	11,024	12,972
15,523	SHUTTERSTOCK, INC.	1,069,364	749,450
16,195	TECHTARGET, INC.(b)	622,203	564,558
7,800	THRYV HOLDINGS, INC.(b)	144,188	158,730
151,687	THUNDERBIRD ENTERTAINMENT GROUP, INC.(b)(c)	536,158	265,585
81,402	WARNER MUSIC GROUP CORP., CLASS A	2,466,155	2,913,378
3,804	YELP, INC.(b)	111,139	180,081
		10,993,626	11,819,189	2.77%
Consumer Discretionary:
26,412	1-800-FLOWERS.COM, INC., CLASS A(b)	843,160	284,721
3,958	ABERCROMBIE & FITCH CO., CLASS A(b)	241,057	349,175
3,746	ACADEMY SPORTS & OUTDOORS, INC.	164,776	247,236
67,428	ADIENT PLC(b)	2,434,321	2,451,682
30,600	ADVANCE AUTO PARTS, INC.	2,088,753	1,867,518
122,110	AMERICAN EAGLE OUTFITTERS, INC.	2,036,201	2,583,848
400	AMERICA'S CAR-MART, INC.(b)	24,862	30,308
64,221	ARHAUS, INC.(b)	565,017	761,019
500	ASBURY AUTOMOTIVE GROUP, INC.(b)	84,891	112,485
16,947	BEYOND, INC.(b)	387,686	469,262
8,963	BLOOMIN' BRANDS, INC.	192,078	252,308
1,295	BOOT BARN HOLDINGS, INC.(b)	77,565	99,404
1,900	BRINKER INTERNATIONAL, INC.(b)	49,107	82,042
200	BUCKLE (THE), INC.	6,390	9,504
143,518	CARPARTS.COM, INC.(b)	686,861	453,517
83,077	CENTURY CASINOS, INC.(b)	1,201,087	405,416
1,929	CENTURY COMMUNITIES, INC.	86,775	175,809
5,608	CHUY'S HOLDINGS, INC.(b)	117,797	214,394
3,000	CRACKER BARREL OLD COUNTRY STORE, INC.	197,270	231,240
131,462	DANA, INC.	1,573,541	1,920,660
12,893	DENNY'S CORP.(b)	207,499	140,276
64,538	DREAM FINDERS HOMES, INC., CLASS A(b)	1,076,513	2,293,035
300	ETHAN ALLEN INTERIORS, INC.	6,708	9,576
7,800	FOOT LOCKER, INC.	132,332	242,970
4,500	FRONTDOOR, INC.(b)	94,527	158,490
70,102	FULL HOUSE RESORTS, INC.(b)	574,991	376,448
86,237	GAP (THE), INC.	1,191,533	1,803,216
64,672	GEN RESTAURANT GROUP, INC.(b)	784,555	506,382
28,735	GENESCO, INC.(b)	848,158	1,011,759
60,299	GENTEX CORP.	1,737,195	1,969,365
987	G-III APPAREL GROUP LTD.(b)	14,210	33,538
90,428	GILDAN ACTIVEWEAR, INC.(c)	2,171,785	2,989,550
1,300	GREEN BRICK PARTNERS, INC.(b)	28,259	67,522
900	GROUP 1 AUTOMOTIVE, INC.	129,981	274,266
1,100	GUESS?, INC.	16,379	25,366
208,430	HANESBRANDS, INC.(b)	2,442,906	929,598
21,980	HASBRO, INC.	953,393	1,122,299
800	HAVERTY FURNITURE COS., INC.	20,316	28,400
27,031	HELEN OF TROY LTD.(b)	4,124,213	3,265,615
47,911	HOOKER FURNISHINGS CORP.	1,123,840	1,249,519
1,901	INSTALLED BUILDING PRODUCTS, INC.	234,460	347,541
900	KOHL'S CORP.	18,585	25,812
2,100	KONTOOR BRANDS, INC.	72,197	131,082
600	LA-Z-BOY, INC.	13,860	22,152
700	LGI HOMES, INC.(b)	57,078	93,212
1,500	M/I HOMES, INC.(b)	57,345	206,610
See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
38,500	MALIBU BOATS, INC., CLASS A(b)	$ 2,133,292	2,110,570
575	MARINEMAX, INC.(b)	13,007	22,367
3,500	MDC HOLDINGS, INC.	99,518	193,375
1,348	MERITAGE HOMES CORP.	96,515	234,822
300	MONARCH CASINO & RESORT, INC.	18,189	20,745
171,284	NEWELL BRANDS, INC.	1,581,436	1,486,745
2,300	ODP (THE) CORP.(b)	82,462	129,490
800	OXFORD INDUSTRIES, INC.	67,825	80,000
6,433	PATRICK INDUSTRIES, INC.	476,724	645,552
154,471	PELOTON INTERACTIVE, INC., CLASS A(b)	2,866,204	940,728
3,600	PERDOCEO EDUCATION CORP.	37,564	63,216
21,629	PVH CORP.	1,050,702	2,641,333
1,400	SHAKE SHACK, INC., CLASS A(b)	65,264	103,768
28,469	SHOE CARNIVAL, INC.	717,622	860,048
2,100	SIGNET JEWELERS LTD.	118,747	225,246
4,000	SIX FLAGS ENTERTAINMENT CORP.(b)	73,577	100,320
28,885	SKYLINE CHAMPION CORP.(b)	1,767,337	2,145,000
7,587	SLEEP NUMBER CORP.(b)	662,541	112,515
823	SONIC AUTOMOTIVE, INC., CLASS A	28,187	46,261
100	STANDARD MOTOR PRODUCTS, INC.	3,250	3,981
1,777	STEVEN MADDEN LTD.	50,250	74,634
72,800	STONERIDGE, INC.(b)	1,522,075	1,424,696
1,200	STRATEGIC EDUCATION, INC.	69,846	110,844
39,408	STRIDE, INC.(b)	1,394,783	2,339,653
5,500	TRI POINTE HOMES, INC.(b)	86,442	194,700
2,100	UPBOUND GROUP, INC.	46,462	71,337
622	URBAN OUTFITTERS, INC.(b)	13,851	22,199
72,578	VF CORP.	1,475,450	1,364,466
2,000	VISTA OUTDOOR, INC.(b)	48,955	59,140
57,468	WINNEBAGO INDUSTRIES, INC.	2,623,516	4,188,268
3,600	WOLVERINE WORLD WIDE, INC.	27,599	32,004
45,511	WYNDHAM HOTELS & RESORTS, INC.	2,595,020	3,659,540
		53,106,225	58,032,710	13.59%
Consumer Staples:
1,800	ANDERSONS (THE), INC.	56,519	103,572
1,800	B&G FOODS, INC.	14,360	18,900
32,739	BRC, INC., CLASS A(b)(d)	135,843	118,843
400	CENTRAL GARDEN & PET CO., CLASS A(b)	13,784	17,616
35,182	CHEFS' WAREHOUSE (THE), INC.(b)	983,185	1,035,406
4,733	EDGEWELL PERSONAL CARE CO.	162,686	173,370
809	ELF BEAUTY, INC.(b)	63,176	116,771
54,900	FLOWERS FOODS, INC.	1,456,895	1,235,799
1,100	FRESH DEL MONTE PRODUCE, INC.	25,905	28,875
119,186	GROCERY OUTLET HOLDING CORP.(b)	3,504,266	3,213,255
15,800	HAIN CELESTIAL GROUP (THE), INC.(b)	173,149	173,010
23,200	HALOWS CO. LTD.(c)	550,683	705,872
84,322	HILTON FOOD GROUP PLC(c)	600,587	859,848
13,130	INGREDION, INC.	1,203,344	1,424,999
900	INTER PARFUMS, INC.	68,995	129,609
700	J & J SNACK FOODS CORP.	91,908	116,998
63	J M SMUCKER (THE) CO.	6,960	7,962
744	JOHN B. SANFILIPPO & SON, INC.	55,342	76,662
226,568	MAMAMANCINI'S HOLDINGS, INC.(b)	720,048	1,112,449
600	MEDIFAST, INC.	39,462	40,332
1,000	NATIONAL BEVERAGE CORP.(b)	39,795	49,720
9,800	NU SKIN ENTERPRISES, INC., CLASS A	182,027	190,316
1,300	PRICESMART, INC.	76,855	98,514
4,357	SIMPLY GOOD FOODS (THE) CO.(b)	146,160	172,537
27,924	SPECTRUM BRANDS HOLDINGS, INC.	1,804,599	2,227,497
314	TREEHOUSE FOODS, INC.(b)	12,704	13,015
10,900	UNITED NATURAL FOODS, INC.(b)	165,304	176,907
45,602	UNIVERSAL CORP.	2,437,199	3,069,927
27,734	USANA HEALTH SCIENCES, INC.(b)	2,564,985	1,486,542
5,100	VECTOR GROUP LTD.	45,813	57,528
300	WD-40 CO.	59,193	71,721
		17,461,731	18,324,372	4.29%
See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
7,300	ARCHROCK, INC.	$ 46,991	112,420
7,490	BAYTEX ENERGY CORP.(c)	23,594	24,867
5,800	CALIFORNIA RESOURCES CORP.	299,314	317,144
3,400	CALLON PETROLEUM CO.(b)	111,610	110,160
362	CHEVRON CORP.	35,198	53,996
2,000	CIVITAS RESOURCES, INC.	114,995	136,760
2,417	CONSOL ENERGY, INC.	199,557	242,981
900	CORE LABORATORIES, INC.	14,787	15,894
1,061	CVR ENERGY, INC.	28,107	32,148
85,051	DMC GLOBAL, INC.(b)	3,183,962	1,600,660
1,700	DORIAN LPG LTD.	24,290	74,579
1,900	DRIL-QUIP, INC.(b)	39,103	44,213
8,300	GREEN PLAINS, INC.(b)	206,735	209,326
3,180	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	19,514	32,690
44,364	HIGHPEAK ENERGY, INC.(d)	508,366	631,743
3,300	NORTHERN OIL AND GAS, INC.	103,014	122,331
134,834	NOV, INC.	1,634,007	2,734,434
3,994	OCEANEERING INTERNATIONAL, INC.(b)	50,619	84,992
1,100	OIL STATES INTERNATIONAL, INC.(b)	5,060	7,469
900	PAR PACIFIC HOLDINGS, INC.(b)	17,127	32,733
4,662	PATTERSON-UTI ENERGY, INC.	50,004	50,350
580	PBF ENERGY, INC., CLASS A	19,990	25,497
3,446	PROPETRO HOLDING CORP.(b)	24,164	28,877
774	REX AMERICAN RESOURCES CORP.(b)	16,958	36,610
3,209	SM ENERGY CO.	87,806	124,253
1,300	TALOS ENERGY, INC.(b)	17,956	18,499
740	VITAL ENERGY, INC.(b)	34,720	33,663
1,700	WORLD KINECT CORP.	35,884	38,726
		6,953,432	6,978,015	1.63%
Financials:
56,948	AFC GAMMA, INC.	955,695	685,084
19,143	A-MARK PRECIOUS METALS, INC.	549,851	579,076
12,802	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.(b)	369,328	714,352
1,100	APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.	9,266	12,914
3,300	ARBOR REALTY TRUST, INC.	40,942	50,094
2,900	ARTISAN PARTNERS ASSET MANAGEMENT, INC., CLASS A	97,923	128,122
119,510	ASSOCIATED BANC-CORP	2,084,499	2,556,319
300	ASSURED GUARANTY LTD.	14,439	22,449
49,287	AXIS CAPITAL HOLDINGS LTD.	2,539,237	2,729,021
19,812	AXOS FINANCIAL, INC.(b)	899,206	1,081,735
13,532	BANC OF CALIFORNIA, INC.	160,944	181,735
1,000	BANCFIRST CORP.	86,100	97,330
2,400	BANCORP (THE), INC.(b)	53,353	92,544
3,900	BANK OF HAWAII CORP.	184,962	282,594
8,000	BERKSHIRE HILLS BANCORP, INC.	167,165	198,640
27,399	BREAD FINANCIAL HOLDINGS, INC.	820,363	902,523
8,500	BRIGHTSPHERE INVESTMENT GROUP, INC.	148,663	162,860
30,735	CALIFORNIA BANCORP(b)	595,916	760,999
25,400	CAPITOL FEDERAL FINANCIAL, INC.	118,242	163,830
600	CITY HOLDING CO.	53,184	66,156
142,239	CNO FINANCIAL GROUP, INC.	2,639,568	3,968,468
168,038	COLUMBIA BANKING SYSTEM, INC.	3,928,832	4,483,254
48,697	COMMERCE BANCSHARES, INC.	2,163,977	2,600,901
600	COMMUNITY BANK SYSTEM, INC.	25,494	31,266
3,352	CUSTOMERS BANCORP, INC.(b)	58,243	193,142
39,505	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	1,833,026	2,463,927
6,600	EAGLE BANCORP, INC.	153,548	198,924
700	ELLINGTON FINANCIAL, INC.	7,644	8,897
400	EMPLOYERS HOLDINGS, INC.	13,746	15,760
3,000	ENCORE CAPITAL GROUP, INC.(b)	132,681	152,250
1,800	ENOVA INTERNATIONAL, INC.(b)	54,842	99,648
21,255	ESQUIRE FINANCIAL HOLDINGS, INC.	635,894	1,061,900
50,710	ESSENT GROUP LTD.	1,910,505	2,674,445
2,259	EVERTEC, INC.	68,287	92,483
140,645	EZCORP, INC., CLASS A(b)	1,072,289	1,229,237
13,690	FEDERAL AGRICULTURAL MORTGAGE CORP., CLASS C	1,793,029	2,617,802
60,458	FIDUCIAN GROUP LTD.(c)	328,653	255,022
See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
13,275	FIRST HAWAIIAN, INC.	$ 251,449	303,467
31,235	FIRST WESTERN FINANCIAL, INC.(b)	579,196	619,390
11,733	FIRSTCASH HOLDINGS, INC.	713,810	1,271,740
2,200	FRANKLIN BSP REALTY TRUST, INC.	24,406	29,722
19,868	GENWORTH FINANCIAL, INC., CLASS A(b)	71,184	132,718
83,474	GLACIER BANCORP, INC.	3,322,985	3,449,146
1,000	HANMI FINANCIAL CORP.	16,390	19,400
18,506	HCI GROUP, INC.	1,006,322	1,617,424
2,500	HILLTOP HOLDINGS, INC.	66,017	88,025
4,200	HOPE BANCORP, INC.	38,242	50,736
909	HUNTINGTON BANCSHARES, INC.	9,494	11,562
200	INDEPENDENT BANK CORP.	9,914	13,162
5,000	INDEPENDENT BANK GROUP, INC.	188,792	254,400
52,230	JDC GROUP A.G.(b)(c)	1,191,985	1,124,357
80,242	KINGSWAY FINANCIAL SERVICES, INC.(b)	693,718	674,033
10,600	KKR REAL ESTATE FINANCE TRUST, INC.	125,701	140,238
3,400	LAKELAND FINANCIAL CORP.	190,694	221,544
245,732	LENDINGCLUB CORP.(b)	3,271,372	2,147,698
5,700	LINCOLN NATIONAL CORP.	135,815	153,729
4,680	LPL FINANCIAL HOLDINGS, INC.	883,224	1,065,262
12,405	MARKETAXESS HOLDINGS, INC.	3,144,540	3,632,804
2,100	MERCURY GENERAL CORP.	60,597	78,351
100,448	MORTGAGE ADVICE BUREAU HOLDINGS LTD.(c)	1,219,053	1,049,896
2,600	MR COOPER GROUP, INC.(b)	103,966	169,312
9,200	NCR ATLEOS CORP.(b)	209,072	223,468
3,590	NEW YORK COMMUNITY BANCORP, INC.	28,581	36,726
14,300	NEW YORK MORTGAGE TRUST, INC.	118,511	121,979
2,724	NMI HOLDINGS, INC., CLASS A(b)	39,406	80,848
8,300	NORTHWEST BANCSHARES, INC.	85,461	103,584
995	OFG BANCORP	22,845	37,293
157,249	OLD NATIONAL BANCORP	2,300,391	2,655,936
8,430	PACIFIC PREMIER BANCORP, INC.	180,370	245,397
1,700	PALOMAR HOLDINGS, INC.(b)	85,371	94,350
1,100	PATHWARD FINANCIAL, INC.	36,415	58,223
39,100	PAYONEER GLOBAL, INC.(b)	185,622	203,711
70,797	PERELLA WEINBERG PARTNERS	795,165	865,847
500	PIPER SANDLER COS.	52,300	87,435
8,500	PRA GROUP, INC.(b)	160,118	222,700
2,100	PROG HOLDINGS, INC.(b)	33,764	64,911
4,100	RADIAN GROUP, INC.	99,409	117,055
3,700	READY CAPITAL CORP.	34,581	37,925
2,300	REDWOOD TRUST, INC.	13,410	17,043
12,160	RENAISSANCERE HOLDINGS LTD.	2,025,587	2,383,360
40,849	RYAN SPECIALTY HOLDINGS, INC.(b)	1,629,866	1,757,324
3,300	SEACOAST BANKING CORP. OF FLORIDA	70,378	93,918
5,000	SERVISFIRST BANCSHARES, INC.	235,081	333,150
1,310	SIMMONS FIRST NATIONAL CORP., CLASS A	21,676	25,990
25,612	SKYWARD SPECIALTY INSURANCE GROUP, INC.(b)	562,557	867,735
31,210	STEWART INFORMATION SERVICES CORP.	1,311,025	1,833,587
1,773	STONEX GROUP, INC.(b)	72,388	130,901
30,910	SYNOVUS FINANCIAL CORP.	857,377	1,163,762
2,800	TOMPKINS FINANCIAL CORP.	136,519	168,644
800	TRIUMPH FINANCIAL, INC.(b)	46,438	64,144
1,000	TRUPANION, INC.(b)	26,610	30,510
11,400	UNITED COMMUNITY BANKS, INC.	276,626	333,564
500	UNIVERSAL INSURANCE HOLDINGS, INC.	4,870	7,990
57,749	UNIVEST FINANCIAL CORP.	1,067,701	1,272,210
200	VIRTUS INVESTMENT PARTNERS, INC.	32,442	48,352
1,978	WALKER & DUNLOP, INC.	160,362	219,578
50,457	WEBSTER FINANCIAL CORP.	2,111,257	2,561,197
6,000	WISDOMTREE, INC.	28,964	41,580
82,359	WSFS FINANCIAL CORP.	3,633,834	3,782,749
		62,880,752	74,328,495	17.41%
Health Care:
11,255	ADDUS HOMECARE CORP.(b)	943,675	1,045,027
16,700	AGILITI, INC.(b)	134,177	132,264
25,147	AMICUS THERAPEUTICS, INC.(b)	167,175	356,836
See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
3,600	AMN HEALTHCARE SERVICES, INC.(b)	$ 241,223	269,568
2,100	AMPHASTAR PHARMACEUTICALS, INC.(b)	60,514	129,885
700	ANI PHARMACEUTICALS, INC.(b)	22,511	38,598
99,937	BIOCRYST PHARMACEUTICALS, INC.(b)	791,857	598,623
88,914	BIOMERICA, INC.(b)	277,205	111,142
104,321	BIOTE CORP., CLASS A(b)	370,875	515,346
43,666	BIO-TECHNE CORP.	2,702,016	3,369,269
10,219	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(b)	2,143,604	2,415,772
4,289	COMMUNITY HEALTH SYSTEMS, INC.(b)	10,209	13,425
14,158	COMPUTER PROGRAMS AND SYSTEMS, INC.(b)	523,913	158,570
1,100	CONMED CORP.	90,438	120,461
3,494	CORCEPT THERAPEUTICS, INC.(b)	69,996	113,485
400	CORVEL CORP.(b)	55,868	98,884
39,581	CROSS COUNTRY HEALTHCARE, INC.(b)	934,568	896,114
3,700	CYTOKINETICS, INC.(b)	178,589	308,913
76,640	DENTSPLY SIRONA, INC.	2,419,631	2,727,618
1,200	DYNAVAX TECHNOLOGIES CORP.(b)	13,631	16,776
1,800	ENHABIT, INC.(b)	14,594	18,630
2,225	ENSIGN GROUP (THE), INC.	171,080	249,667
42,772	ESTABLISHMENT LABS HOLDINGS, INC.(b)(c)	1,771,985	1,107,367
64,026	EVOLUS, INC.(b)	554,733	674,194
5,400	FULGENT GENETICS, INC.(b)	147,668	156,114
441	GLAUKOS CORP.(b)	21,574	35,055
72,085	HARROW HEALTH, INC.(b)	931,164	807,352
300	HEALTHSTREAM, INC.	6,462	8,109
2,500	ICU MEDICAL, INC.(b)	222,292	249,350
84,719	INFUSYSTEM HOLDINGS, INC.(b)	871,159	892,938
22,169	INMODE LTD.(b)(c)	834,684	493,039
25,062	INOTIV, INC.(b)	707,095	91,977
7,111	INSMED, INC.(b)	127,319	220,370
27,945	INTEGER HOLDINGS CORP.(b)	2,186,526	2,768,791
46,430	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	2,421,730	2,022,026
63,999	IOVANCE BIOTHERAPEUTICS, INC.(b)	639,150	520,312
47,116	KINIKSA PHARMACEUTICALS LTD., CLASS A(b)	655,380	826,415
34,884	LEMAITRE VASCULAR, INC.	1,823,586	1,980,016
13,507	LIGAND PHARMACEUTICALS, INC.(b)	1,363,484	964,670
22,257	MASIMO CORP.(b)	3,236,774	2,608,743
3,012	MERIT MEDICAL SYSTEMS, INC.(b)	176,915	228,791
9,340	MIRUM PHARMACEUTICALS, INC.(b)	207,001	275,717
4,724	MOLINA HEALTHCARE, INC.(b)	1,359,113	1,706,828
3,800	MYRIAD GENETICS, INC.(b)	74,960	72,732
5,700	NEOGENOMICS, INC.(b)	54,524	92,226
13,977	NEXUS A.G.(c)	1,125,566	898,021
128,451	OCUPHIRE PHARMA, INC.(b)	293,364	386,637
5,286	OMNIAB, INC.(b)(e)	-	-
5,286	OMNIAB, INC. (EARNOUT SHARES)(b)(e)	-	-
184,095	OMNIAB, INC. (NASDAQ GLOBAL MARKET EXCHANGE)(b)	1,133,819	1,135,866
63,852	OPTIMIZERX CORP.(b)	1,613,338	913,722
126,067	OPTINOSE, INC.(b)	256,243	162,626
2,400	ORASURE TECHNOLOGIES, INC.(b)	9,502	19,680
25,800	ORGANON & CO.	299,822	372,036
23,921	ORTHOPEDIATRICS CORP.(b)	1,178,133	777,672
500	OWENS & MINOR, INC.(b)	7,800	9,635
256,847	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.(b)	2,794,795	2,519,669
43,127	PACIRA BIOSCIENCES, INC.(b)	1,714,175	1,455,105
1,600	PEDIATRIX MEDICAL GROUP, INC.(b)	14,765	14,880
65,940	PENNANT GROUP (THE), INC.(b)	845,402	917,885
60,620	PERRIGO CO. PLC(c)	2,344,376	1,950,752
62,055	PHIBRO ANIMAL HEALTH CORP., CLASS A	1,583,227	718,597
12,300	PREMIER, INC., CLASS A	260,096	275,028
2,500	PRESTIGE CONSUMER HEALTHCARE, INC.(b)	110,887	153,050
11,700	PRIVIA HEALTH GROUP, INC.(b)	263,646	269,451
24,703	PUMA BIOTECHNOLOGY, INC.(b)	96,596	106,964
8,400	REGENXBIO, INC.(b)	138,731	150,780
25,005	REVANCE THERAPEUTICS, INC.(b)	341,973	219,794
17,381	RHYTHM PHARMACEUTICALS, INC.(b)	205,913	799,005
15,354	ROCKET PHARMACEUTICALS, INC.(b)	302,659	460,159
See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
7,826	SCHOLAR ROCK HOLDING CORP.(b)	$ 241,813	147,129
14,392	SCPHARMACEUTICALS, INC.(b)	150,839	90,238
3,800	SELECT MEDICAL HOLDINGS CORP.	86,664	89,300
8,210	SHOCKWAVE MEDICAL, INC.(b)	1,467,664	1,564,498
49,295	STAAR SURGICAL CO.(b)	2,522,947	1,538,497
33,509	SUPERNUS PHARMACEUTICALS, INC.(b)	1,136,508	969,750
12,948	TRAVERE THERAPEUTICS, INC.(b)	387,837	116,402
12,390	UROGEN PHARMA LTD.(b)	233,788	185,850
418	US PHYSICAL THERAPY, INC.	32,458	38,932
13,083	UTAH MEDICAL PRODUCTS, INC.	1,515,866	1,101,850
148,734	VAREX IMAGING CORP.(b)	3,338,564	3,049,047
2,500	VERICEL CORP.(b)	60,043	89,025
20,263	VERONA PHARMA PLC ADR(b)(c)(f)	305,616	402,828
110,353	VIEMED HEALTHCARE, INC.(b)	575,900	866,271
9,017	VIR BIOTECHNOLOGY, INC.(b)	82,704	90,711
3,600	XENCOR, INC.(b)	68,020	76,428
15,137	Y-MABS THERAPEUTICS, INC.(b)	338,168	103,234
		62,212,854	57,715,009	13.52%
Industrials:
2,550	AAON, INC.	92,592	188,367
500	AAR CORP.(b)	18,655	31,200
8,700	ACUITY BRANDS, INC.	1,293,694	1,782,021
39,603	ADENTRA, INC.(c)	950,130	955,517
69,301	AIR LEASE CORP.	2,469,830	2,906,484
310	ALAMO GROUP, INC.	40,969	65,159
700	ALBANY INTERNATIONAL CORP., CLASS A	55,495	68,754
600	ALLEGIANT TRAVEL CO.	44,820	49,566
20,818	ALLIED MOTION TECHNOLOGIES, INC.	674,690	628,912
52,121	AMERICAN WOODMARK CORP.(b)	3,847,354	4,839,435
33,450	API GROUP CORP.(b)	709,230	1,157,370
200	APOGEE ENTERPRISES, INC.	7,740	10,682
1,460	APPLIED INDUSTRIAL TECHNOLOGIES, INC.	152,746	252,127
1,766	ARCBEST CORP.	104,075	212,291
1,800	ARCOSA, INC.	108,698	148,752
71,570	ARIS WATER SOLUTIONS, INC., CLASS A	959,848	600,472
19,480	ARMSTRONG WORLD INDUSTRIES, INC.	1,763,195	1,915,274
700	AZZ, INC.	25,907	40,663
1,177	BOISE CASCADE CO.	67,222	152,257
26,426	BOWMAN CONSULTING GROUP LTD.(b)	353,893	938,652
2,600	BRADY CORP., CLASS A	111,195	152,594
118,890	BRIGHTVIEW HOLDINGS, INC.(b)	1,410,582	1,001,054
22,166	BWX TECHNOLOGIES, INC.	1,194,217	1,700,797
16,648	CLEAN HARBORS, INC.(b)	2,276,955	2,905,242
1,100	COMFORT SYSTEMS U.S.A., INC.	105,717	226,237
20,398	CONSTRUCTION PARTNERS, INC., CLASS A(b)	543,711	887,721
4,555	CRA INTERNATIONAL, INC.	434,152	450,262
1,639	CSG SYSTEMS INTERNATIONAL, INC.	64,966	87,211
11,793	DUCOMMUN, INC.(b)	549,001	613,944
843	DXP ENTERPRISES, INC.(b)	19,189	28,409
1,500	DYCOM INDUSTRIES, INC.(b)	152,532	172,635
800	ENCORE WIRE CORP.	91,748	170,880
79,205	ENERPAC TOOL GROUP CORP.	1,643,152	2,462,483
900	ENPRO, INC.	77,086	141,066
4,400	ENVIRI CORP.(b)	19,868	39,600
26,623	ESAB CORP.	1,031,392	2,306,084
1,000	ESCO TECHNOLOGIES, INC.	74,760	117,030
3,316	FEDERAL SIGNAL CORP.	119,424	254,470
3,400	FORWARD AIR CORP.	220,322	213,758
43,554	FRANKLIN COVEY CO.(b)	1,963,024	1,895,906
169,940	GATES INDUSTRIAL CORP. PLC(b)	2,363,036	2,280,595
1,400	GIBRALTAR INDUSTRIES, INC.(b)	56,403	110,572
22,345	GLOBAL INDUSTRIAL CO.	762,142	867,880
26,805	GMS, INC.(b)	1,226,640	2,209,536
25,840	GORMAN-RUPP (THE) CO.	792,796	918,095
34,842	GRACO, INC.	2,134,929	3,022,892
32,846	GRAHAM CORP.(b)	350,705	623,089
15,355	GRANITE CONSTRUCTION, INC.	651,195	780,955
See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
800	GRIFFON CORP.	$ 49,360	48,760
27,983	HEXCEL CORP.	2,012,617	2,063,746
809	HILLENBRAND, INC.	27,576	38,711
41,534	HOWMET AEROSPACE, INC.	1,391,048	2,247,820
1,973	HUB GROUP, INC., CLASS A(b)	129,965	181,398
7,555	ICF INTERNATIONAL, INC.	657,778	1,013,050
131,145	INTERFACE, INC.	1,042,609	1,655,050
144,146	JELD-WEN HOLDING, INC.(b)	1,344,786	2,721,476
45,300	JETBLUE AIRWAYS CORP.(b)	208,674	251,415
9,339	JOHN BEAN TECHNOLOGIES CORP.	1,148,023	928,764
458,899	JOHNSON SERVICE GROUP PLC(c)	867,423	828,269
2,755	KADANT, INC.	592,569	772,254
33,721	KARAT PACKAGING, INC.	658,747	837,967
1,900	KELLY SERVICES, INC., CLASS A	26,974	41,078
561,410	KNIGHTS GROUP HOLDINGS PLC(c)	710,556	797,895
29,939	KORN FERRY	1,445,663	1,776,880
2,047	LIQUIDITY SERVICES, INC.(b)	35,414	35,229
36,117	MASONITE INTERNATIONAL CORP.(b)	3,440,655	3,057,665
99,843	MASTERBRAND, INC.(b)	883,434	1,482,669
1,500	MATSON, INC.	98,158	164,400
2,100	MATTHEWS INTERNATIONAL CORP., CLASS A	48,981	76,965
2,400	MILLERKNOLL, INC.	35,057	64,032
1,500	MOOG, INC., CLASS A	111,928	217,170
246,161	MRC GLOBAL, INC.(b)	2,220,436	2,710,233
600	MYR GROUP, INC.(b)	57,948	86,778
1,800	NV5 GLOBAL, INC.(b)	177,456	200,016
8,200	OPENLANE, INC.(b)	102,236	121,442
88,793	PGT INNOVATIONS, INC.(b)	1,485,593	3,613,875
3,800	PITNEY BOWES, INC.	9,567	16,720
400	QUANEX BUILDING PRODUCTS CORP.	7,672	12,228
106,201	RADIANT LOGISTICS, INC.(b)	682,740	705,175
145,459	RESIDEO TECHNOLOGIES, INC.(b)	2,531,090	2,737,538
97,206	REV GROUP, INC.	1,019,163	1,766,233
42,945	RUSH ENTERPRISES, INC., CLASS A	814,245	2,160,133
14,458	RXO, INC.(b)	230,373	336,293
22,020	SITEONE LANDSCAPE SUPPLY, INC.(b)	2,817,776	3,578,250
404	SKYWEST, INC.(b)	7,102	21,089
1,600	SPX TECHNOLOGIES, INC.(b)	88,269	161,616
600	STANDEX INTERNATIONAL CORP.	52,056	95,028
382,017	STEELCASE, INC., CLASS A	4,671,535	5,164,870
12,394	STERLING INFRASTRUCTURE, INC.(b)	279,384	1,089,804
1,100	SUN COUNTRY AIRLINES HOLDINGS, INC.(b)	15,521	17,303
30,700	SUNPOWER CORP.(b)	129,099	148,281
47,710	TECNOGLASS, INC.	1,994,513	2,180,824
124	TENNANT CO.	7,135	11,494
4,708	TEREX CORP.	141,611	270,522
3,000	TRINITY INDUSTRIES, INC.	65,630	79,770
112,956	TRUEBLUE, INC.(b)	1,774,269	1,732,745
2,300	TTEC HOLDINGS, INC.	41,463	49,841
700	UNIFIRST CORP.	124,775	128,037
4,100	VICOR CORP.(b)	154,368	184,254
17,127	WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP.	1,539,488	2,173,416
23,015	WILLDAN GROUP, INC.(b)	926,598	494,822
21,380	WOODWARD, INC.	1,947,193	2,910,459
		77,265,921	99,846,704	23.38%
Information Technology:
13,600	A10 NETWORKS, INC.	166,129	179,112
800	ADEIA, INC.	6,456	9,912
1,442	ADVANCED ENERGY INDUSTRIES, INC.	112,976	157,063
900	AGILYSYS, INC.(b)	47,400	76,338
700	ALARM.COM HOLDINGS, INC.(b)	34,067	45,234
6,500	ALPHA & OMEGA SEMICONDUCTOR LTD.(b)	142,394	169,390
200,394	ARLO TECHNOLOGIES, INC.(b)	1,272,690	1,907,751
12,230	ARROW ELECTRONICS, INC.(b)	1,209,867	1,495,118
15,398	ASPEN TECHNOLOGY, INC.(b)	2,871,880	3,389,870
47,056	AVNET, INC.	1,794,449	2,371,622
11,560	AXCELIS TECHNOLOGIES, INC.(b)	1,545,988	1,499,216
See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
1,636	BADGER METER, INC.	$ 165,863	252,549
27,798	BELDEN, INC.	1,129,794	2,147,395
96,475	BIGCOMMERCE HOLDINGS, INC., CLASS 1(b)	857,490	938,702
28,450	BILL HOLDINGS, INC.(b)	2,099,645	2,321,235
6,790	CAMBIUM NETWORKS CORP.(b)	110,627	40,740
1,917	CERENCE, INC.(b)	31,514	37,688
21,681	CEVA, INC.(b)	981,297	492,376
11,173	CLIMB GLOBAL SOLUTIONS, INC.	525,299	612,616
41,496	CODA OCTOPUS GROUP, INC.(b)	338,237	248,976
2,000	COHU, INC.(b)	53,244	70,780
12,371	CONSENSUS CLOUD SOLUTIONS, INC.(b)	539,463	324,244
39,337	DIGI INTERNATIONAL, INC.(b)	976,465	1,022,762
76,121	DIGITAL TURBINE, INC.(b)	1,315,485	522,190
4,300	DIODES, INC.(b)	290,459	346,236
712	DOLBY LABORATORIES, INC., CLASS A	48,539	61,360
2,100	DOUBLEVERIFY HOLDINGS, INC.(b)	75,071	77,238
2,200	DXC TECHNOLOGY CO.(b)	45,974	50,314
19,239	ELASTIC N.V.(b)	1,789,115	2,168,235
20,191	ENTEGRIS, INC.	1,888,828	2,419,286
5,900	ENVESTNET, INC.(b)	224,296	292,168
6,700	EXTREME NETWORKS, INC.(b)	89,336	118,188
200	FABRINET(b)(c)	32,165	38,066
29,254	FD TECHNOLOGIES PLC(b)(c)	664,314	428,819
105,093	GRID DYNAMICS HOLDINGS, INC.(b)	1,485,511	1,400,890
76,321	HARMONIC, INC.(b)	971,870	995,226
3,900	ICHOR HOLDINGS LTD.(b)	102,746	131,157
11,352	IMPINJ, INC.(b)	611,557	1,022,021
2,200	INSIGHT ENTERPRISES, INC.(b)	232,325	389,818
1,700	INTERDIGITAL, INC.	73,063	184,518
4,100	ITRON, INC.(b)	232,581	309,591
44,431	ITURAN LOCATION AND CONTROL LTD.(c)	1,181,251	1,210,300
19,851	KIMBALL ELECTRONICS, INC.(b)	472,939	534,984
5,500	KULICKE & SOFFA INDUSTRIES, INC.(c)	245,069	300,960
168,510	LANTRONIX, INC.(b)	877,638	987,469
19,991	LATTICE SEMICONDUCTOR CORP.(b)	1,255,888	1,379,179
2,600	LIVERAMP HOLDINGS, INC.(b)	48,085	98,488
124,755	LUNA INNOVATIONS, INC.(b)	870,150	829,621
8,900	MAXLINEAR, INC.(b)	187,062	211,553
20,520	MKS INSTRUMENTS, INC.	1,864,761	2,110,892
900	N-ABLE, INC.(b)	10,980	11,925
24,384	NAPCO SECURITY TECHNOLOGIES, INC.	529,971	835,152
23,811	OKTA, INC.(b)	1,404,983	2,155,610
1,700	ONESPAN, INC.(b)	15,193	18,224
1,879	ONTO INNOVATION, INC.(b)	132,741	287,299
800	OSI SYSTEMS, INC.(b)	59,840	103,240
1,000	PDF SOLUTIONS, INC.(b)	24,850	32,140
3,800	PERFICIENT, INC.(b)	234,066	250,116
3,700	PHOTRONICS, INC.(b)	80,912	116,069
140	POWER INTEGRATIONS, INC.	8,400	11,495
12,654	PROGRESS SOFTWARE CORP.	566,039	687,112
52,543	RADWARE LTD.(b)(c)	1,773,335	876,417
1,800	RAMBUS, INC.(b)	46,397	122,850
20,410	RAPID7, INC.(b)	770,620	1,165,411
39,896	RED VIOLET, INC.(b)	1,059,826	796,723
214,973	REPOSITRAK, INC.	1,185,108	2,151,880
2,900	SANMINA CORP.(b)	151,429	148,973
73,232	SCANSOURCE, INC.(b)	2,744,147	2,900,720
10,112	SITIME CORP.(b)	1,259,111	1,234,473
6,223	SOLARWINDS CORP.(b)	52,445	77,725
25,154	SOUNDTHINKING, INC.(b)	728,600	642,433
1,168	SPS COMMERCE, INC.(b)	143,291	226,405
13,700	TTM TECHNOLOGIES, INC.(b)	219,685	216,597
145	ULTRA CLEAN HOLDINGS, INC.(b)	3,816	4,950
71,610	UPLAND SOFTWARE, INC.(b)	824,683	302,910
43,226	VEECO INSTRUMENTS, INC.(b)	975,514	1,341,303
27,000	VIAVI SOLUTIONS, INC.(b)	222,530	271,890
58,654	WALKME LTD.(b)(c)	543,164	625,838
See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
109,531	WEAVE COMMUNICATIONS, INC.(b)	$ 616,181	1,256,321
30,330	WIX.COM LTD.(b)(c)	3,915,169	3,731,197
700	XEROX HOLDINGS CORP.	13,013	12,831
		54,505,351	61,045,685	14.29%
Materials:
1,000	ALPHA METALLURGICAL RESOURCES, INC.	263,150	338,920
123,523	ASPEN AEROGELS, INC.(b)	896,805	1,949,193
5,585	ATI, INC.(b)	163,313	253,950
50,716	AXALTA COATING SYSTEMS LTD.(b)	1,234,484	1,722,823
62	BALCHEM CORP.	7,550	9,223
1,800	CARPENTER TECHNOLOGY CORP.	58,388	127,440
24,073	CLEARWATER PAPER CORP.(b)	870,902	869,517
33,558	FMC CORP.	3,969,694	2,115,832
137,680	FORAN MINING CORP.(b)(c)	383,954	405,231
7,150	H.B. FULLER CO.	357,419	582,081
13,703	HAYNES INTERNATIONAL, INC.	533,388	781,756
14,172	INGEVITY CORP.(b)	706,904	669,202
1,387	INNOSPEC, INC.	121,931	170,934
2,900	KAISER ALUMINUM CORP.	173,657	206,451
22,680	KOPPERS HOLDINGS, INC.	523,575	1,161,670
19,700	LIVENT CORP.(b)	269,409	354,206
700	MATERION CORP.	55,545	91,091
1,700	MINERALS TECHNOLOGIES, INC.	86,510	121,227
396	O-I GLASS, INC.(b)	6,082	6,486
51,753	OLIN CORP.	1,062,872	2,792,074
112,779	ORION S.A.	1,312,689	3,127,362
1,000	QUAKER CHEMICAL CORP.	149,993	213,420
8,599	SMITH-MIDLAND CORP.(b)	194,143	339,660
7,900	SUNCOKE ENERGY, INC.	48,142	84,846
2,092	SYLVAMO CORP.	94,999	102,738
1,500	TIMKENSTEEL CORP.(b)	22,828	35,175
106,137	TRIMAS CORP.	2,926,058	2,688,450
1,900	WARRIOR MET COAL, INC.	55,153	115,843
		16,549,537	21,436,801	5.02%
Real Estate:
3,900	ACADIA REALTY TRUST	49,022	66,261
11,200	ALEXANDER & BALDWIN, INC.	184,669	213,024
300	AMERICAN ASSETS TRUST, INC.	5,417	6,753
5,000	ARMADA HOFFLER PROPERTIES, INC.	49,599	61,850
5,346	CARETRUST REIT, INC.	91,157	119,643
3,100	CENTERSPACE	165,666	180,420
5,800	COMMUNITY HEALTHCARE TRUST, INC.	153,787	154,512
23,200	CUSHMAN & WAKEFIELD PLC(b)	195,001	250,560
146,871	DIAMONDROCK HOSPITALITY CO.	1,117,573	1,379,119
13,929	ESSENTIAL PROPERTIES REALTY TRUST, INC.	302,827	356,025
3,900	EXP WORLD HOLDINGS, INC.	53,832	60,528
10,300	FOUR CORNERS PROPERTY TRUST, INC.	233,984	260,590
24,300	GLOBAL NET LEASE, INC.	220,758	241,785
5,200	HIGHWOODS PROPERTIES, INC.	93,891	119,392
22,500	HUDSON PACIFIC PROPERTIES, INC.	118,703	209,475
3,034	INNOVATIVE INDUSTRIAL PROPERTIES, INC.	222,878	305,888
16,700	KENNEDY-WILSON HOLDINGS, INC.	189,299	206,746
30,700	LXP INDUSTRIAL TRUST	267,374	304,544
5,038	MARCUS & MILLICHAP, INC.	164,238	220,060
5,066	NEXPOINT RESIDENTIAL TRUST, INC.	161,291	174,421
12,100	OUTFRONT MEDIA, INC.	122,828	168,916
2,800	PEBBLEBROOK HOTEL TRUST	38,433	44,744
555	REGENCY CENTERS CORP.	24,356	37,185
16,721	RETAIL OPPORTUNITY INVESTMENTS CORP.	201,193	234,596
40,897	RMR GROUP (THE), INC., CLASS A	1,003,876	1,154,522
7,900	RPT REALTY	56,742	101,357
8,600	SAFEHOLD, INC.	149,582	201,240
6,800	SITE CENTERS CORP.	72,391	92,684
3,100	SL GREEN REALTY CORP.	92,873	140,027
1,800	ST. JOE (THE) CO.	57,905	108,324
5,600	TANGER, INC.	77,646	155,232
44,800	UNITI GROUP, INC.	148,965	258,944
See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont'd):
4,600	URBAN EDGE PROPERTIES	$ 60,500	84,180
2,500	WHITESTONE REIT	21,843	30,725
		6,170,099	7,704,272	1.80%
Utilities:
3,655	AMERICAN STATES WATER CO.	290,717	293,935
8,000	AVISTA CORP.	260,863	285,920
2,544	CHESAPEAKE UTILITIES CORP.	230,336	268,723
2,800	MIDDLESEX WATER CO.	180,479	183,736
300	NORTHWEST NATURAL HOLDING CO.	11,322	11,682
900	OTTER TAIL CORP.	66,600	76,473
		1,040,317	1,120,469	0.26%
	Sub-total Common Stocks:	369,139,845	418,351,721	97.96%
Escrows:
Communication Services:
39,067	GCI LIBERTY, INC., CLASS A(b)(e)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Short-Term Investments:
581,616	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(g)	581,616	581,616
8,950,782	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 5.24%(h)	8,950,782	8,950,782
	Sub-total Short-Term Investments:	9,532,398	9,532,398	2.23%
	Grand total	$ 378,672,243	427,884,119	100.19%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2023, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 5.23% of net assets.
(d)	Security is either wholly or partially on loan.
(e)	Security has been deemed worthless and is a Level 3 investment.
(f)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.09% of net assets as of December 31, 2023.
(g)	Investment relates to cash collateral received from portfolio securities loaned.
(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2022, the value of the Clearwater Select Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $12,324,435 with net sales of $3,373,653 during the fiscal year ended December 31, 2023.
See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2023
Clearwater Select Equity Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
105,231	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$ 947,393	1,076,513
54,667	BLACKROCK MUNICIPAL INCOME FUND INC			605,200	636,324
14,351	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			192,771	160,875
88,691	BLACKROCK MUNIHOLDINGS FUND INC			1,357,256	1,056,310
27,182	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND INC			368,005	310,147
82,054	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			1,027,819	822,181
128,111	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,643,186	1,455,341
48,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			681,140	566,381
66,132	BLACKROCK MUNIYIELD QUALITY FUND II INC			791,016	684,466
96,091	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,260,393	1,118,499
48,128	BNY MELLON STRATEGIC MUNICIPAL BOND FUND INC			344,865	274,811
177,771	DWS MUNICIPAL INCOME TRUST			2,003,096	1,580,384
167,452	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,842,369	1,414,969
158,905	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,926,111	1,527,077
108,737	INVESCO MUNICIPAL TRUST			1,334,350	1,036,264
55,087	INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST			735,915	550,870
190,374	INVESCO QUALITY MUNICIPAL INCOME TRUST			2,318,517	1,810,457
70,073	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			893,781	693,022
81,582	INVESCO VALUE MUNICIPAL INCOME TRUST			1,232,582	956,957
56,334	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			795,858	665,868
212,362	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			2,802,706	2,335,982
71,998	NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND			1,101,444	848,136
84,266	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			1,197,701	975,800
209,657	NUVEEN QUALITY MUNICIPAL INCOME FUND			2,955,449	2,400,573
	Sub-total Closed-End Funds:			30,358,923	24,958,207	3.56%
Municipal Bonds:
Alabama
400,000	MOBILE CNTY AL LTD OBLG(b)	11/1/2045	4.00	400,000	352,537
915,000	STADIUM TRACE VLG IMPT DIST DEV INCENTIVE ANTIC BONDS	3/1/2036	3.63	915,000	748,612
500,000	TUSCALOOSA CNTY AL INDL DEV AUTH GULF OPPORTUNITY ZONE(b)	5/1/2044	5.25	458,995	460,655
				1,773,995	1,561,804	0.22%
Alaska
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	385
				350,000	385	0.00%
Arizona
2,000,000	ARIZONA BRD OF RGTS UNIV ARIZONA SYS REVENUE	6/1/2046	5.00	2,046,500	2,063,659
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(c)(d)	7/1/2030	6.75	1,239,818	75,000
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(c)(d)	7/1/2050	7.75	1,237,783	75,000
400,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(c)(d)	7/1/2051	6.00	400,000	24,000
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE(e)	1/1/2042	5.00	1,035,961	1,043,066
155,000	ARIZONA ST INDL DEV AUTH REVENUE(b)(f)(g)	10/1/2028	4.70	155,000	137,339
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	553,620	403,244
500,000	NAVAJO NATION AZ(b)	12/1/2030	5.50	508,433	511,896
2,000,000	PHOENIX AZ CIVIC IMPT CORP WTR SYS REVENUE	7/1/2039	5.00	2,067,800	2,079,535
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(b)	7/1/2036	5.13	988,588	1,003,126
650,000	PIMA CNTY AZ INDL DEV AUTH SENIOR LIVING REVENUE(b)	11/15/2035	6.25	650,000	667,280
500,000	TEMPE AZ	1/1/2029	5.00	500,000	500,702
500,000	TEMPE AZ INDL DEV AUTH REVENUE(b)	10/1/2037	6.00	501,468	352,216
				11,884,971	8,936,063	1.28%
Arkansas
1,000,000	ARKANSAS ST DEV FIN AUTH INDL DEV REVENUE(b)	9/1/2049	4.50	891,706	992,420
1,000,000	BENTONVILLE AR SALES & USE TAX	11/1/2046	4.13	993,366	1,012,478
See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Arkansas (Cont'd):
925,000	MOUNTAIN HOME AR SALES & USE TAX REVENUE	9/1/2038	2.00	$ 925,000	717,173
				2,810,072	2,722,071	0.39%
California
2,350,000	ACALANES CA UNION HIGH SCH DIST (Step to 6.55% on 8/1/2024)(h)	8/1/2039	0.00	2,263,446	2,673,884
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/2026)(h)	8/1/2046	0.00	833,115	1,161,460
650,000	CALIFORNIA PUBLIC FIN AUTH SENIOR LIVING REVENUE(b)	5/15/2029	3.13	650,000	639,714
930,000	CALIFORNIA SCH FIN AUTH SCH FAC REVENUE(b)	7/1/2033	5.00	969,896	987,388
500,000	CALIFORNIA ST MUNI FIN AUTH MOBILE HOME PARK REVENUE	8/15/2053	5.25	519,860	526,092
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,485,701	1,641,594
250,000	CALIFORNIA ST STWD CMNTYS DEV AUTH STWD REVENUE	9/2/2033	4.75	248,084	257,038
1,000,000	CARLSBAD CA UNIF SCH DIST	8/1/2031	6.13	995,347	1,215,694
1,000,000	CENTRL CA UNIF SCH DIST	8/1/2043	5.00	1,036,446	1,043,144
1,000,000	COLTON CA JT UNIF SCH DIST	8/1/2035	5.80	999,108	1,082,212
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,102,333	1,273,498
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	744,966	751,904
1,000,000	ENCINITAS CA UNION SCH DIST	8/1/2035	6.75	998,603	1,320,116
1,155,000	ENTERPRISE CA ELEM SCH DIST	8/1/2035	6.20	1,152,877	1,437,685
1,000,000	HELENDALE CA SCH DIST	8/1/2034	6.25	997,538	1,197,925
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,004,478	1,064,462
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	746,101	764,400
2,000,000	OAK PARK CA UNIF SCH DIST	8/1/2038	7.10	1,997,814	2,490,538
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	995,393	1,101,383
750,000	RIVER ISLANDS CA PUBLIC FING AUTH SPL TAX	9/1/2052	5.25	809,432	825,139
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, 3M CME Term SOFR + 0.57%)(f)	6/1/2039	4.35	350,000	302,674
960,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE(i)	10/15/2042	5.30	965,695	964,340
1,000,000	SAN DIEGO CNTY CA REGL ARPT AUTH AIRPORT REVENUE	7/1/2038	5.25	1,026,250	1,129,936
1,000,000	SAN FRANCISCO CALIF CITY & CNTY ARPTS COMMN INTL ARPT REV	5/1/2033	5.00	1,025,469	1,146,360
1,250,000	SAN FRANCISCO CALIF CITY & CNTY ARPTS COMMN INTL ARPT REV	5/1/2039	5.00	1,251,808	1,251,260
2,000,000	SAN JOAQUIN HILLS CA TRANSPRTN CORRIDOR AGY TOLL ROAD REV	1/15/2049	5.25	2,024,726	2,007,593
1,000,000	SAN JOSE CA FING AUTH LEASE REVENUE	6/1/2039	5.00	1,000,000	1,001,316
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	500,000	501,200
1,910,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	1,909,092	2,044,655
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/2027)(h)	8/1/2041	0.00	866,643	1,061,540
				31,470,221	34,866,144	4.98%
Colorado
1,000,000	BASELINE MET DIST #1 CO SPL REVENUE	12/1/2051	5.00	968,628	906,627
1,400,000	COLLIERS HILL MET DIST #2 CO(j)	12/15/2047	5.75	1,400,000	1,344,078
1,040,000	COLORADO EDUCTNL & CULTURAL AUTH REVENUE(b)	7/1/2043	6.00	1,040,000	1,040,548
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	996,027	1,002,092
600,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2030	3.50	600,000	543,464
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	991,581	1,000,030
735,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2049	5.00	774,374	473,234
1,670,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2058	5.00	1,718,249	1,021,533
See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Colorado (Cont'd):
1,480,000	COLORADO ST HSG & FIN AUTH	11/1/2052	6.00	$ 1,561,485	1,597,589
1,500,000	CROSSROADS MET DIST #1 CO	12/1/2051	6.50	1,476,269	1,468,706
1,500,000	DENVER CO CITY & CNTY MF HSG REVENUE	2/1/2039	2.05	1,500,000	1,113,419
870,000	DENVER CO CONVENTION CENTER HOTEL AUTH REVENUE	12/1/2030	5.00	892,735	897,661
965,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	965,000	965,987
1,000,000	GREEN VALLEY RANCH EAST MET DIST #6 CO	12/1/2050	5.88	1,000,000	998,059
1,000,000	JOHNSTOWN PLAZA MET DIST CO	12/1/2046	4.25	947,302	823,110
648,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	639,140	637,670
2,000,000	LEGATO CMNTY AUTH CO LTD TAX SUPPORTED REVENUE (Step to 5.00% on 12/1/2026)(h)	12/1/2051	0.00	1,775,623	1,373,906
184,432	MOUNT CARBON CO MET DIST REVENUE(c)	6/1/2043	8.00	-	184,432
1,344,536	REUNION MET DIST CO SPL REVENUE	12/1/2044	3.63	1,296,633	1,016,878
500,000	RIVERVIEW MET DIST CO	12/1/2051	5.00	526,550	437,705
1,000,000	RUDOLPH FARMS MET DIST #6 CO REVENUE SUPPORTED	6/1/2052	6.50	1,000,000	993,513
1,000,000	TRANSPORT MET DIST #3 CO	12/1/2041	5.00	1,021,826	855,769
1,000,000	TREE FARM MET DIST CO(b)	12/1/2041	4.50	1,000,000	903,861
1,000,000	WESTGATE MET DIST CO	12/1/2051	5.13	1,000,000	873,113
1,000,000	WINDLER PUB IMPT AUTH CO LTD TAX SUPPORTED REVENUE	12/1/2041	4.00	1,000,000	703,555
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,058,380	1,015,657
				27,149,802	24,192,196	3.45%
Connecticut
2,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2045	3.85	2,005,998	1,957,431
583,408	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	585,141	129,808
650,000	STAMFORD CT HSG AUTH(b)	12/1/2027	11.00	650,000	708,161
				3,241,139	2,795,400	0.40%
District of Columbia
1,485,000	DIST OF COLUMBIA HSG FIN AGY MF HSG MTGE REVENUE	6/15/2031	4.45	1,485,000	1,486,128
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,000,895
3,500,000	DISTRICT OF COLUMBIA HSG FIN AGY	3/1/2042	2.50	3,500,000	2,696,138
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	957,439
1,000,000	MET WASHINGTON DC ARPTS AUTH ARPT SYS REVENUE	10/1/2034	5.00	997,500	1,002,032
				7,982,500	7,142,632	1.02%
Florida
550,000	ARTISAN LAKES EAST CDD FL CAPITAL IMPT REVENUE(b)	5/1/2052	4.00	574,509	429,266
385,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	385,000	388,142
250,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(b)	5/1/2033	4.50	249,041	248,605
1,000,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE	5/1/2052	4.00	1,014,846	782,256
1,000,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(b)	5/1/2053	5.50	998,459	993,747
495,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2035	6.25	495,000	512,178
170,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2045	6.25	170,000	174,072
1,500,000	BROWARD CNTY FL ARPT SYS REVENUE	10/1/2038	5.00	1,569,974	1,594,370
525,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(b)	7/1/2051	4.00	555,676	384,444
485,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE	6/1/2056	4.00	510,948	421,213
1,415,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(b)	6/1/2056	5.00	1,510,015	1,196,151
See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
445,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(b)	7/1/2056	4.00	$ 467,961	315,952
750,000	CAPITAL TRUST AGY FL REVENUE(c)	4/1/2035	7.00	750,000	592,500
1,750,000	CAPITAL TRUST AGY FL REVENUE(b)(c)(d)	12/1/2035	6.75	1,745,953	573,125
750,000	CAPITAL TRUST AGY FL REVENUE(b)(c)(d)	7/1/2037	6.75	750,000	165,000
500,000	CFM FL CDD REVENUE	5/1/2051	4.00	514,728	396,844
1,100,000	COBBLESTONE CDD FL SPL ASSMNT REVENUE(b)	5/1/2053	4.30	1,085,508	912,030
1,000,000	COLLIER CNTY FL EDUCTNL FACS AUTH REVENUE	6/1/2038	5.25	1,018,528	1,046,783
559,270	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(b)(c)(d)	5/15/2026	7.25	559,270	17,897
1,304,964	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(b)(c)(d)	5/15/2044	8.13	1,414,997	41,759
1,000,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	1,019,111	792,628
1,000,000	ELEVATION POINTE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2032	4.40	1,000,000	972,747
500,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE	5/1/2043	5.60	500,000	511,936
800,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE(b)	5/1/2052	4.00	835,066	640,381
1,000,000	FLORIDA DEV FIN CORP SURFACE TRANPRTN FAC REVENUE(b)(f)(g)	1/1/2049	6.25	1,000,000	999,888
1,350,000	FLORIDA DEV FIN CORP SURFACE TRANPRTN FAC REVENUE(b)	1/1/2049	7.38	1,294,389	1,357,919
2,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(b)(k)	4/23/2058	6.25	1,986,894	1,982,372
1,000,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE(b)	11/15/2030	5.00	1,000,000	914,261
590,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2045	4.20	590,000	592,325
965,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2046	3.25	965,000	838,939
1,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2048	4.55	1,000,000	1,009,290
2,265,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2052	2.30	2,265,000	1,569,937
1,495,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2052	4.55	1,495,000	1,504,849
1,500,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2054	6.25	1,593,990	1,690,127
1,000,000	FORT LAUDERDAL FL SPL ASSMNT(b)	7/1/2048	4.00	1,038,677	807,539
965,000	FRERC CDD FL	11/1/2040	5.38	965,000	908,381
700,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2041	3.75	699,091	575,799
1,000,000	HACIENDA NORTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.50	1,000,000	1,057,160
650,000	HARBOR BAY FL CDD CAPITAL IMPT REVENUE	5/1/2048	4.10	646,006	534,493
700,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	700,000	714,838
1,000,000	HYDE PARK CDD #1 FL SPL ASSMNT	5/1/2052	4.00	991,577	788,295
1,000,000	JULINGTON CREEK PLANTATION FLCDD	5/1/2043	5.50	1,099,484	1,120,779
1,000,000	LAKE CNTY FLA RETMNT FAC REVENUE	8/15/2055	5.75	978,140	872,259
1,750,000	LAKELAND FL HOSP SYS REVENUE	11/15/2045	5.00	1,746,500	1,758,563
500,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	3.88	497,309	483,097
500,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	4.13	498,896	486,250
385,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2041	4.13	383,812	341,453
135,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	134,947	134,973
900,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	900,000	929,974
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,000,000	1,007,289
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(b)	5/1/2037	5.00	745,662	754,513
745,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	741,421	754,461
See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	$ 700,000	703,996
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2039	5.30	1,000,000	1,013,915
580,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(b)	5/1/2040	3.63	576,095	482,715
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(b)	5/1/2040	3.75	1,000,000	848,911
1,250,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2043	6.13	1,250,000	1,301,207
630,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.00	626,749	511,845
225,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	221,980	198,696
940,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2050	4.00	926,401	755,933
1,440,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2052	4.00	1,506,560	1,137,638
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST UTILITY REVENUE	10/1/2053	5.25	1,066,715	1,106,427
1,300,000	LAUREL ROAD CDD FL CAPITAL IMPT REVENUE	5/1/2031	3.13	1,300,000	1,119,332
1,000,000	LEE CNTY FL HSG FIN AUTH MF MTGE	1/1/2040	4.55	1,000,000	1,019,343
1,000,000	LEE CNTY FL INDL DEV AUTH HLTHCR FACS REVENUE	11/15/2049	5.00	971,250	959,320
90,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2024	5.63	90,000	90,285
735,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	738,280	738,179
400,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	3.75	396,545	299,705
500,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	4.00	515,061	393,800
500,000	MIAMI BEACH FL HLTH FACS AUTH	11/15/2044	5.00	506,033	503,634
1,000,000	MIAMI-DADE CNTY FL AVIATION REVENUE	10/1/2033	5.00	1,005,568	1,004,426
160,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	160,000	164,096
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
720,000	NORTH RIVER RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2035	4.20	720,000	675,945
2,000,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2033	5.75	2,000,000	2,017,752
750,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2035	6.80	750,000	750,172
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	512,719
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,400,889	1,405,404
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	504,883	501,759
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,004,738	1,005,491
1,250,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2040	5.00	1,242,750	1,259,223
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE(b)	7/1/2027	11.50	1,000,000	1,133,690
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2041	4.00	1,026,042	825,415
2,935,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2053	4.00	2,852,293	1,806,057
1,000,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2042	5.00	996,369	960,492
560,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2043	5.40	560,000	562,854
700,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2052	4.00	727,957	551,807
500,000	PARKER ROAD FL CDD CAPITAL IMPT REVENUE	5/1/2050	4.10	498,377	372,893
500,000	PARKVIEW AT LONG LAKE RANCH CDD FL SPL ASSMNET	5/1/2051	4.00	502,776	394,919
See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
500,000	PINELLAS CNTY FL INDL DEV AUTH INDL DEV REVENUE	7/1/2039	5.00	$ 533,990	501,904
580,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	576,134	594,583
1,000,000	POITRAS EAST CDD FL SPL ASSMNT REVENUE	5/1/2052	5.25	996,990	991,183
315,000	RIVER LANDING CDD FL CAP IMPT REVENUE	11/1/2035	4.25	314,120	291,684
490,000	ROLLING HILLS FL CDD CAPITAL IMPT REVENUE	5/1/2032	3.65	490,000	450,398
1,000,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2055	4.00	1,039,612	837,249
725,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	715,462	618,525
1,000,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2041	4.13	991,997	792,867
2,250,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2053	4.25	2,198,185	1,689,532
145,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	142,623	147,461
400,000	SOUTHERN GROVE CMNTY DEV DIST #5 SPL ASSMNT	5/1/2048	4.00	418,118	327,183
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	142,538	66,993
650,000	SUNBRIDGE STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2042	5.20	650,000	639,395
115,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2024)(h)	5/1/2040	0.00	107,336	108,855
1,480,000	TOLOMATO FL CDD	5/1/2040	3.75	1,430,729	1,467,184
125,000	TOLOMATO FL CDD(c)	5/1/2040	6.61	-	1
1,000,000	TRADITION CDD #9 FL SPL ASSMNT	5/1/2052	4.00	1,049,869	787,658
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	707,497
385,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2040	4.00	388,365	330,938
1,005,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2052	5.50	999,241	998,315
450,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	449,021	460,928
1,500,000	UNIVERSITY PARK RECREATION DIST FL ON-AD VALOREM ASSMNT	5/1/2050	3.50	1,500,000	1,303,752
750,000	VIERA STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2053	4.00	779,953	569,300
700,000	VIERA STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2054	5.50	693,813	699,941
1,000,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(b)	5/1/2028	4.25	1,000,000	1,000,497
1,000,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(b)	5/1/2038	4.85	1,000,000	997,500
500,000	WATERSET SOUTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.10	500,000	511,927
900,000	WINDWARD AT LAKEWOOD RANCH CDD FL CAPITAL IMPT	5/1/2052	4.25	904,356	740,999
655,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	652,206	660,245
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2050	3.88	986,165	777,913
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2052	5.25	995,552	964,934
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	746,148	750,837
350,934	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	351,276	54,044
				104,054,316	91,526,267	13.07%
Georgia
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	500,000	500,293
1,250,000	GAINESVILLE & HALL CNTY GA DEV AUTH EDUCTNL FACS REVENUE(b)	9/1/2044	6.25	1,214,711	1,139,377
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,936,000	1,918,249
895,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.00	895,000	858,777
See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Georgia (Cont'd):
1,000,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE (Floating, U.S. SOFR + 1.70%)(f)	12/1/2053	5.31	$ 1,000,000	1,009,959
500,000	SUNBRIDGE STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2042	5.40	500,000	504,968
				6,045,711	5,931,623	0.85%
Idaho
130,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2028	8.00	130,000	121,035
570,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2031	3.80	570,000	481,529
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2033	4.00	744,365	612,884
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2050	4.50	1,026,902	692,153
2,500,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2048	4.75	2,500,000	2,579,368
2,000,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2048	4.75	2,000,000	2,088,150
				6,971,267	6,575,119	0.94%
Illinois
1,250,000	BURBANK IL EDUCTNL FACS REVENUE(b)	9/1/2035	6.00	1,253,515	1,248,841
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,000,000	1,001,682
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2043	5.75	1,041,242	1,147,436
1,000,000	CHICAGO IL O'HARE INTERNATIONAL ARPT REVENUE	1/1/2046	5.00	1,007,942	1,006,229
1,000,000	CHICAGO IL O'HARE INTERNATIONAL ARPT REVENUE	1/1/2053	5.50	1,056,947	1,079,066
1,000,000	CHICAGO IL O'HARE INTERNATIONAL ARPT SPL FAC REVENUE	7/1/2048	5.00	990,000	1,007,789
750,000	CHICAGO IL PARK DIST	1/1/2042	4.00	764,830	750,621
500,000	DECATUR IL	3/1/2034	5.00	500,406	501,368
830,000	EVANSTON ILL EDL FAC REV(b)	4/1/2041	4.38	828,482	626,668
1,500,000	ILLINOIS ST	2/1/2039	5.00	1,501,107	1,500,740
1,500,000	ILLINOIS ST	5/1/2047	5.50	1,603,237	1,647,865
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,004,549
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	675,111	675,323
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	500,544	226,250
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	755,703	758,852
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,414,304	1,250,895
1,500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2045	5.00	1,523,461	1,179,567
1,000,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2045	5.00	1,018,723	1,013,595
300,000	ILLINOIS ST FIN AUTH REVENUE(f)(l)	7/15/2055	4.50	300,000	300,000
1,250,000	ILLINOIS ST HSG DEV AUTH REVENUE	10/1/2048	4.75	1,250,000	1,286,305
2,455,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2053	5.25	2,601,620	2,624,764
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,040,407	1,048,685
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,507,601	1,510,895
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	506,363	515,206
1,000,000	LINCOLNWOOD IL TAX INCREMENT ALLOCATION REVENUE NTS COPS(b)	1/1/2041	4.82	1,000,000	931,352
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,080,000	1,080,203
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	250,000
750,000	ROCKFORD IL	12/15/2030	4.00	750,000	750,343
325,000	S WSTRN IL DEV AUTH REV(c)	10/1/2022	7.00	325,000	260,000
1,000,000	UNIV OF ILLINOIS IL REVENUES	4/1/2044	5.00	1,001,405	1,000,977
				30,797,950	29,186,066	4.17%
Indiana
1,500,000	INDIANA FIN AUTH EDUCTNL FACS REVENUE	7/1/2047	5.00	1,534,383	1,530,197
700,000	INDIANA FIN AUTH EDUCTNL FACS REVENUE	6/1/2051	5.00	760,894	566,397
500,000	INDIANA ST FIN AUTH HOSP REVENUE	12/1/2040	5.00	505,407	509,791
565,000	INDIANA ST FIN AUTH HSG REVENUE	11/20/2027	4.80	565,000	567,925
1,500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	4.00	1,683,414	1,325,695
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,014,059	1,002,305
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,430,058
See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Indiana (Cont'd):
1,000,000	INDIANA ST HSG & CMNTY DEV AUTH SF MTGE REVENUE	7/1/2053	5.75	$ 1,087,981	1,070,984
2,000,000	INDIANAPOLIS IN LOCAL PUBLIC IMPT BOND BANK	1/1/2031	5.00	2,000,000	2,007,563
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	527,246
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	614,266	615,917
				11,865,404	11,154,078	1.59%
Iowa
1,415,000	DES MOINES IA	6/1/2038	1.75	870,570	1,023,247
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2038	7.25	1,500,000	1,557,596
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2048	5.00	1,615,970	1,144,325
1,000,000	IOWA ST FIN AUTH REVENUE	5/15/2053	4.00	1,088,949	615,352
1,000,000	IOWA ST FIN AUTH SF MTGE REVENUE	7/1/2042	4.05	1,000,000	995,973
2,000,000	IOWA ST FIN AUTH SF MTGE REVENUE	7/1/2053	5.50	2,109,233	2,136,866
1,000,000	IOWA ST HGR EDU LOAN AUTH REVENUE	10/1/2052	5.38	1,018,311	1,038,232
				9,203,033	8,511,591	1.22%
Kansas
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	930,572	869,694
1,435,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE(b)	9/1/2035	5.25	1,421,938	1,411,808
				2,352,510	2,281,502	0.33%
Kentucky
250,000	ASHLAND KY MED CENTER REVENUE	2/1/2040	5.00	239,841	253,544
1,000,000	CHRISTIAN CNTY KY SCH DIST FIN CORP	10/1/2041	5.00	1,056,072	1,118,265
1,500,000	KENTUCKY ST ECON DEV FIN AUTH	1/1/2045	5.00	1,488,210	1,506,481
1,500,000	KENTUCKY ST HSG CORP SF MTGE	7/1/2043	4.70	1,500,000	1,548,553
1,000,000	WSTRN KY UNIV	9/1/2033	4.75	1,002,303	1,000,115
				5,286,426	5,426,958	0.77%
Louisiana
1,000,000	CAPITAL AREA FIN AUTH LA SF MTGE REVENUE	10/1/2053	5.50	1,020,322	1,062,345
580,000	LOUISIANA PUB FACS AUTH REVENUE(b)	6/1/2031	4.00	595,592	534,930
1,000,000	LOUISIANA PUB FACS AUTH REVENUE(b)	6/1/2051	5.00	1,055,425	799,466
1,000,000	LOUISIANA ST HSG CORP MF HSG REVENUE	7/1/2026	5.00	1,032,179	1,032,744
975,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2042	4.05	975,000	961,138
1,250,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2046	2.55	1,250,000	912,704
1,000,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	6/1/2054	5.75	1,069,369	1,092,860
345,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.50	344,655	343,648
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,004,354	1,001,309
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2037	5.65	500,000	527,993
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	7/1/2039	5.00	1,041,886	854,879
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2039	5.50	500,000	521,006
900,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2044	4.00	900,000	787,479
645,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2044	4.40	645,000	609,601
See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Louisiana (Cont'd):
1,150,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2046	4.00	$ 1,150,000	998,673
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	508,807	508,023
335,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.70%)(f)	2/15/2036	4.48	335,000	314,093
1,000,000	NEW ORLEANS LA AVIATION BRD	1/1/2048	5.00	1,011,021	1,010,646
				14,938,610	13,873,537	1.98%
Maine
2,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2053	4.70	2,500,000	2,534,046
				2,500,000	2,534,046	0.36%
Maryland
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	500,747
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2044	2.55	1,000,000	767,159
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	3/1/2047	5.05	1,000,000	1,037,904
975,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2052	5.00	1,019,726	1,012,015
1,500,000	MARYLAND ST STADIUM AUTH REVENUE	5/1/2036	5.00	1,554,015	1,564,741
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	508,632
545,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	545,000	529,108
				6,118,741	5,920,306	0.85%
Massachusetts
1,000,000	MASSACHUSETTS ST BAY TRANSPRTN AUTH SALES TAX REVENUE(m)	7/1/2031	0.00	748,816	760,722
4,000,000	MASSACHUSETTS ST DEV FIN AGY MF REVENUE	1/1/2042	2.30	4,000,000	2,825,115
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	1,510,892	1,621,017
810,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2033	3.50	777,940	782,471
1,000,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2037	2.00	1,000,000	877,681
1,500,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2048	3.75	1,448,538	1,247,040
1,700,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2051	3.00	1,707,945	1,197,781
265,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	265,000	265,197
270,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	270,000	270,192
310,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	310,000	310,150
2,025,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,025,000	2,024,975
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2048	4.90	2,000,000	2,052,273
1,000,000	MASSACHUSETTS ST SCH BLDG AUTH SALES TAX REVENUE	8/15/2037	5.00	1,022,647	1,026,558
1,500,000	SOMERVILLE MA	10/15/2038	2.00	1,007,841	1,183,483
				18,094,619	16,444,655	2.35%
Michigan
655,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2031	3.00	650,882	565,966
545,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2039	4.25	546,940	430,934
1,000,000	MICHIGAN ST HSG DEV AUTH MF REVENUE(n)	2/1/2026	5.00	1,009,828	1,012,834
1,500,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2048	5.00	1,500,000	1,616,969
1,000,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2049	3.35	1,041,481	836,770
See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Michigan (Cont'd):
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2040	5.20	$ 1,000,000	1,072,832
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.90	1,000,000	1,026,136
1,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.95	1,500,000	1,546,556
205,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2050	3.15	205,000	191,391
5,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2051	2.75	4,881,973	3,657,866
6,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2052	2.50	6,500,000	4,454,698
5,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2053	4.95	5,000,000	5,091,765
1,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2054	5.75	1,585,047	1,624,666
285,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)	11/1/2028	6.35	285,000	285,241
1,000,000	MICHIGAN ST TRUNK LINE	11/15/2044	5.50	1,112,660	1,185,636
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	752,205	754,389
750,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2040	4.00	818,326	659,565
				29,389,342	26,014,214	3.71%
Minnesota
950,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	930,911	556,751
1,585,000	ELK RIVER MN INDEP SCH DIST #728	2/1/2039	2.50	1,270,851	1,315,489
1,000,000	LAUDERDALE MN MF REVENUE	1/1/2040	5.13	991,907	940,176
2,000,000	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2047	5.00	2,063,409	2,105,214
995,000	MINNESOTA ST HSG FIN AGY	7/1/2051	2.50	806,414	698,072
4,940,000	MINNESOTA ST HSG FIN AGY	1/1/2053	6.00	5,229,397	5,326,811
1,615,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2038	2.65	1,540,967	1,450,044
				12,833,856	12,392,557	1.77%
Mississippi
400,000	MISSISSIPPI DEV BK SPL OBLIG(b)	11/1/2036	3.63	400,000	364,324
900,000	MISSISSIPPI ST DEV BANK SPL OBLG(b)	11/1/2039	4.55	900,000	899,944
				1,300,000	1,264,268	0.18%
Missouri
360,000	JOPLIN MO INDL DEV AUTH SALES TAX REV	11/1/2040	3.50	356,778	331,098
306,825	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	2.00	396,462	14,327
687,493	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	5.00	889,141	486,978
1,025,000	MISSOURI JT MUNI ELEC UTILITY COMMISSION PWR PROJ REVENUE	12/1/2036	5.00	1,037,366	1,043,387
1,000,000	MISSOURI ST ENVRNMNTL IMPT & ENERGY RESOURCES AUTH	9/1/2033	2.90	947,179	948,872
2,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2048	4.00	2,049,896	1,609,025
1,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH HLTH FACS REVENUE	11/15/2038	5.00	1,000,000	1,000,747
1,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2043	4.75	1,007,475	1,036,475
975,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2047	3.25	975,000	839,167
1,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2048	4.55	1,000,000	1,004,803
2,500,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2053	5.15	2,541,694	2,616,342
500,000	SAINT LOUIS CNTY MO PATTONVILLE SCH DIST #R-3	3/1/2043	5.25	545,082	559,948
1,000,000	WENTZVILLE MO SCH DIST #R-4	3/1/2039	1.88	715,538	743,176
				13,461,611	12,234,345	1.75%
Montana
1,000,000	FORSYTH MT POLL CONTROL REVENUE	7/1/2028	3.88	1,000,000	1,020,814
See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Montana (Cont'd):
310,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	$ 310,000	308,264
1,000,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2042	2.55	1,000,000	797,351
1,000,000	MONTANA ST BRD OF HSG SF MTGE	6/1/2052	4.55	1,000,000	1,005,645
				3,310,000	3,132,074	0.45%
Nebraska
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	6,640
1,745,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2040	4.35	1,745,000	1,809,189
165,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2042	3.05	165,000	143,143
1,000,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2048	4.65	1,000,000	1,013,219
545,000	OMAHA NE PUBLIC PWR DIST SEPARATE ELEC REVENUE	2/1/2046	5.00	551,866	559,668
				3,621,866	3,531,859	0.50%
Nevada
700,000	LAS VEGAS NV SPL ASSMNT DIST #817	6/1/2048	6.00	696,443	727,492
1,000,000	LAS VEGAS VLY NV WTR DIST	6/1/2046	5.00	1,025,574	1,028,799
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	4/1/2046	2.60	1,250,000	924,397
1,480,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2051	2.45	1,480,000	1,048,276
1,000,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2053	4.55	1,000,000	1,004,735
				5,452,017	4,733,699	0.68%
New Hampshire
1,000,000	NATIONAL FIN AUTH LEASE REVENUE	6/1/2051	5.25	1,072,870	1,108,322
1,500,000	NEW HAMPSHIRE ST BUSINESS FIN AUTH WTR FAC REVENUE	4/1/2048	5.00	1,500,000	1,558,162
				2,572,870	2,666,484	0.38%
New Jersey
1,000,000	CAMDEN CNTY NJ IMPT AUTH CHRT SCH REVENUE(b)	7/15/2042	5.00	1,040,041	1,023,791
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	519,596	522,568
1,765,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2039	3.50	1,760,718	1,704,077
1,000,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2041	4.00	968,838	987,510
1,000,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2050	4.25	988,918	927,853
2,675,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	2,675,000	2,661,105
3,950,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2042	4.50	3,950,000	4,037,238
1,220,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2046	2.30	1,220,000	840,019
875,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	876,351	829,174
4,000,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	4.80	4,000,000	4,076,176
1,455,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	5.00	1,523,817	1,515,205
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	502,285	509,578
				20,025,564	19,634,294	2.80%
New Mexico
980,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	980,000	957,710
650,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2047	2.70	488,495	498,962
1,975,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2047	3.95	1,975,000	1,910,646
485,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2048	3.75	489,239	479,824
425,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	3.90	425,000	404,662
590,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	590,634	567,890
690,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.35	690,000	604,709
605,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	605,000	575,150
1,370,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2050	3.00	1,395,530	1,209,632
990,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.35	990,000	730,466
1,210,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.63	1,210,000	873,387
1,975,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2052	2.80	1,975,000	1,466,848
See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New Mexico (Cont'd):
1,000,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2052	4.30	$ 1,000,000	985,522
1,500,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2053	4.70	1,500,000	1,512,858
				14,313,898	12,778,266	1.82%
New York
1,000,000	DUTCHESS CNTY NY LOCAL DEV CORP MF	10/1/2040	5.00	1,000,000	1,096,841
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	750,000	750,621
1,830,000	LONG ISLAND NY PWR AUTH ELEC SYS REVENUE	9/1/2044	5.00	1,844,814	1,840,914
610,000	MONROE CNTY NY INDL DEV CORP REVENUE	1/1/2030	4.00	564,641	559,125
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	600,588	588,000
3,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	5/1/2045	3.90	2,838,750	2,874,360
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	900,189
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2049	3.95	1,000,000	926,287
2,250,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2056	2.60	2,250,000	1,475,701
1,000,000	NEW YORK CITY NY HSG DEV CORP REVENUE	8/1/2040	2.40	720,227	773,758
2,000,000	NEW YORK ST CONVENTION CENTER DEV CORP REVENUE	11/15/2040	5.00	2,025,884	2,032,672
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,001,898
2,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2046	2.60	2,000,000	1,480,947
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	500,280
2,930,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	2,930,000	2,918,613
1,700,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2045	2.45	1,606,007	1,236,000
980,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2046	2.50	975,493	708,830
3,435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2047	3.30	3,435,000	3,016,284
960,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	960,000	904,534
5,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	4.80	5,000,000	5,110,171
1,875,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2049	2.95	1,875,000	1,481,434
1,435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	4/1/2050	2.55	1,435,000	1,043,932
2,030,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2053	4.65	2,030,000	2,052,729
1,250,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	10/1/2030	4.00	1,246,317	1,227,150
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	4/1/2035	6.00	1,023,510	1,113,996
1,500,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	7/1/2041	5.00	1,494,660	1,501,531
700,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2044	5.50	735,010	772,070
650,000	WESTCHESTER CNTY NY LOCAL DEV CORP REVENUE(b)	7/1/2029	3.60	650,000	622,585
650,000	WESTCHESTER CNTY NY LOCAL DEV CORP REVENUE(b)	7/1/2046	5.00	680,518	547,042
500,000	WESTERN REGL OFF-TRACK BETTING CORP REVENUE(b)	12/1/2041	4.13	494,666	380,633
				44,666,085	41,439,127	5.92%
North Carolina
1,000,000	GTR ASHEVILLE REGL ARPT AUTH NC ARPT SYS REVENUE	7/1/2052	5.50	1,059,078	1,094,652
1,625,000	MECKLENBURG CNTY NC MF HSG REVENUE	1/1/2036	5.38	1,625,000	1,628,757
60,000	NORTH CAROLINA ST EDU ASSISTANCE AUTH	6/1/2039	3.13	59,454	56,842
See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
North Carolina (Cont'd):
2,500,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2042	3.50	$ 2,500,000	2,221,275
2,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2046	4.40	2,000,000	2,028,798
1,500,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2046	5.00	1,501,974	1,580,286
750,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2055	6.25	800,156	829,962
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	11/1/2037	5.00	1,041,478	1,028,155
				10,587,140	10,468,727	1.49%
North Dakota
795,000	GRAND FORKS ND HLTH CARE SYS REVENUE	12/1/2035	5.00	840,807	918,150
410,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2043	3.05	410,766	355,463
985,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2044	3.05	985,000	835,724
920,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2044	2.50	920,000	699,067
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	5.10	1,000,000	1,034,615
985,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2053	4.00	1,028,229	986,745
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2053	5.75	1,084,850	1,071,980
				6,269,652	5,901,744	0.84%
Ohio
500,000	CLEVELAND-CUYAHOGA CNTY OH PORT AUTH TAX INCREMENT FING REV(b)	12/1/2055	4.50	500,000	424,501
1,500,000	CLOVERLEAF OH LOCAL SCH DIST COPS	12/1/2047	5.75	1,559,067	1,627,989
830,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2045	3.00	844,584	640,558
1,400,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2049	4.00	1,458,351	1,315,438
585,000	DAYTON OH ARPT REVENUE	12/1/2025	5.00	585,000	585,235
2,000,000	FRANKLIN CNTY OH HLTH CARE FACS REVENUE	7/1/2045	4.00	2,042,282	1,552,702
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(b)(c)(d)	12/1/2037	6.50	750,000	217,500
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,518,298	1,536,262
400,000	OHIO ST HGR EDUCTNL FAC COMMISSION(f)(l)	1/1/2043	4.50	400,000	400,000
2,000,000	OHIO ST HGR EDUCTNL FAC COMMISSION	11/1/2049	4.00	2,026,999	1,502,078
1,000,000	OHIO ST HSG FIN AGY MF HSG REVENUE(b)	3/1/2026	6.25	1,000,000	1,010,698
505,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	461,518	465,894
3,950,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2046	2.85	3,950,000	2,987,388
950,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2047	4.55	950,000	960,511
2,395,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2047	5.10	2,395,000	2,529,344
495,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.00	495,000	475,073
1,150,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.50	1,151,290	1,158,299
625,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2049	4.00	625,000	599,976
3,615,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.45	3,635,594	2,505,079
1,950,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.75	1,950,000	1,406,386
960,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2052	5.00	1,005,821	995,390
				29,303,804	24,896,301	3.55%
Oklahoma
2,000,000	OKLAHOMA ST DEV FIN AUTH	8/1/2049	5.00	2,146,696	1,958,403
1,000,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2043	4.50	1,001,298	1,022,487
See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Oklahoma (Cont'd):
1,000,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2047	5.05	$ 1,000,000	1,039,783
1,975,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2053	6.25	2,107,174	2,147,370
				6,255,168	6,168,043	0.88%
Oregon
425,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	425,000	408,389
1,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2042	3.70	1,000,000	969,545
2,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2045	2.38	1,820,872	1,438,595
1,050,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2046	4.70	1,050,000	1,081,948
785,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	785,000	724,283
1,000,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2055	5.13	965,898	855,612
				6,046,770	5,478,372	0.78%
Pennsylvania
370,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(f)	10/1/2034	4.46	370,000	339,776
1,500,000	COATESVILLE PA AREA SCH DIST	11/15/2037	5.25	1,559,511	1,667,574
500,000	MONTGOMERY CNTY PA INDL DEV AUTH	11/15/2033	5.00	511,386	515,991
785,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2042	2.63	786,147	699,232
1,700,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2047	3.00	1,700,000	1,310,576
1,000,000	PENNSYLVANIA ST ECON DEV FING AUTH UPMC REVENUE	4/15/2045	4.00	1,026,282	993,464
1,000,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	10/1/2034	5.00	1,028,243	1,034,495
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.65%)(f)	7/1/2039	4.40	500,000	429,731
1,685,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,685,000	1,586,158
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2046	3.00	1,029,026	774,612
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2049	3.40	1,000,000	853,336
2,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	2.55	2,000,000	1,416,643
640,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	3.00	637,126	625,172
1,000,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2045	5.00	1,021,914	1,013,756
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	741,643	766,262
				15,596,278	14,026,778	2.00%
Puerto Rico
1,500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	7/1/2040	4.55	1,462,680	1,507,278
				1,462,680	1,507,278	0.22%
Rhode Island
960,000	RHODE ISLAND ST STUDENT LOAN AUTH STUDENT LOAN REVENUE	12/1/2037	3.63	952,219	918,672
				952,219	918,672	0.13%
South Carolina
650,000	BERKELEY CNTY SC ASSMNT REVENUE	11/1/2040	4.25	647,661	573,922
1,000,000	PATRIOTS ENERGY GROUP FING AGY SC GAS SPLY REVENUE (Floating, U.S. SOFR + 1.90%)(f)	2/1/2054	5.52	1,000,000	1,011,351
1,000,000	SOUTH CAROLINA JOBS-ECON DEV AUTH	11/15/2053	7.50	1,000,000	1,030,766
960,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2037	3.20	960,000	878,965
See accompanying notes to financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
South Carolina (Cont'd):
1,100,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2045	3.05	$ 1,100,000	918,450
1,000,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2048	4.90	1,000,000	1,026,017
665,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH ECON DEV REVENUE	4/1/2054	4.00	686,505	489,180
950,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH EDUCTNL FACS REVENUE(b)	6/15/2043	7.00	939,995	971,668
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE(b)	6/1/2031	6.00	1,000,000	884,590
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,003,871	1,002,586
				9,338,032	8,787,495	1.25%
South Dakota
2,000,000	SOUTH DAKOTA ST HSG DEV AUTH	11/1/2042	2.50	2,000,000	1,579,503
				2,000,000	1,579,503	0.23%
Tennessee
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(b)(c)(d)	6/1/2027	6.50	1,000,000	110,000
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(b)	6/1/2036	5.13	600,000	609,311
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,966	1
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,863	6
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
3,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.50	3,000,000	2,794,917
495,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.85	495,000	486,995
430,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.90	430,000	425,843
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	4.25	1,000,000	1,010,151
2,980,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.38	2,855,170	2,094,458
800,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.55	800,000	585,955
500,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2048	4.70	500,000	511,332
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2048	5.35	1,000,000	1,060,353
605,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2049	3.95	605,000	572,500
1,990,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2051	2.50	1,990,000	1,320,837
1,975,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2053	4.70	1,973,781	2,001,924
1,500,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2054	6.25	1,581,351	1,658,704
				18,522,131	15,243,288	2.18%
Texas
1,000,000	ALAMITO TX PUBLIC FACS CORP MF HSG REVENUE(o)	8/1/2044	5.00	1,027,742	1,032,368
1,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE(b)	6/1/2053	6.00	980,980	1,008,252
2,000,000	AUSTIN TX ARPT SYS REVENUE	11/15/2044	5.00	2,008,379	2,005,063
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REV	4/1/2040	3.00	1,002,822	856,727
625,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	12/1/2035	5.00	632,462	634,618
2,000,000	CRANDALL TX INDEP SCH DIST	8/15/2036	5.00	2,069,434	2,071,666
1,000,000	CYPRESS-FAIRBANKS TX INDEP SCH DIST	2/15/2041	2.25	707,375	754,466
1,000,000	DALLAS TX INDEP SCH DIST	2/15/2042	2.00	651,542	710,909
750,000	DALLAS TX SPL TAX REVENUE(b)(p)	8/15/2053	6.25	751,925	761,521
420,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2031	3.00	420,000	366,831
See accompanying notes to financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
700,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2046	3.38	$ 690,702	515,393
1,500,000	FORT WORTH TX	3/1/2040	2.00	1,058,604	1,113,234
1,000,000	GEORGETOWN TX INDEP SCH DIST	8/15/2035	2.50	871,007	912,305
1,000,000	GEORGETOWN TX INDEP SCH DIST	8/15/2035	5.00	1,026,276	1,030,247
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE	10/1/2035	5.50	1,496,702	1,678,010
1,125,000	GTR TEXOMA TX UTILITY AUTH CONTRACT REVENUE	10/1/2032	5.00	1,286,682	1,327,461
2,000,000	HOUSTON TX ARPT SYS REVENUE	7/1/2048	5.25	2,137,181	2,175,255
1,000,000	HSG SYNERGY PFC TX MF HSG REVENUE(q)	2/1/2027	5.00	1,023,389	1,030,222
1,000,000	MATAGORDA CNTY TX NAV DIST #1	11/1/2029	2.60	890,144	917,390
1,000,000	MATAGORDA CNTY TX NAV DIST #1	5/1/2030	4.25	1,000,000	1,001,190
273,000	N CENTRL TEXAS ST HLTH FAC DEV CORP(c)	2/15/2025	5.38	273,000	150,150
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	998,299	1,031,350
2,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2027	5.50	1,969,773	1,941,329
470,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2029	4.00	434,076	426,351
1,500,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2033	6.50	1,500,000	1,477,531
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2034	5.00	1,003,755	923,786
500,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2049	5.25	506,429	399,714
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	11/1/2049	4.00	1,093,354	854,509
1,100,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2055	5.00	1,138,726	782,784
1,039,746	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE(f)(g)	11/15/2061	2.00	1,039,746	391,073
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX RETMNT CMNTY REVENUE(b)	12/1/2028	12.00	1,000,000	1,059,104
645,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE	7/1/2025	4.00	638,869	290,250
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,102,098	1,100,415
700,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE(b)	8/15/2039	5.00	694,750	703,922
2,000,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE(b)	8/15/2051	5.00	1,990,000	1,909,041
250,000	NORTHWEST TX INDEP SCH DIST	2/15/2040	5.00	274,450	282,782
250,000	NORTHWEST TX INDEP SCH DIST	2/15/2041	5.00	273,163	281,824
1,000,000	PECOS BARSTOW TOYAH TX INDEP SCH DIST	2/15/2042	5.00	1,018,699	1,024,694
1,000,000	SAN ANTONIO TX WTR REVENUE	5/15/2039	5.00	1,021,510	1,019,439
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,000,000	1,001,006
1,000,000	TEXAS ST	10/1/2036	5.00	1,019,769	1,027,488
3,500,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2053	4.88	3,584,490	3,568,792
635,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	641,004	630,790
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	3/1/2050	3.00	721,446	788,937
1,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.25	1,537,925	1,585,595
2,445,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.50	2,622,820	2,612,758
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2053	5.25	1,031,522	1,058,526
3,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2048	5.13	3,556,342	3,726,755
485,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	7/1/2051	2.50	488,563	341,638
See accompanying notes to financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
4,750,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2052	3.13	$ 4,832,292	3,674,721
				60,740,218	57,970,182	8.28%
Utah
1,000,000	BLACK DESERT PUB INFRASTRUCTURE DIST(b)	3/1/2051	4.00	1,010,084	755,270
2,000,000	INTERMOUNTAIN PWR AGY UT PWR SPLY REVENUE	7/1/2043	5.25	2,216,535	2,293,698
1,000,000	JORDAN VLY UT WTR CONSERVANCY DIST WTR REVENUE	10/1/2046	5.00	1,025,729	1,036,839
1,000,000	JORDANELLE RIDGE PUBLIC INFRASTRUCTURE DIST #2 UT(b)	3/1/2054	7.75	1,000,000	1,015,179
850,000	MILITARY INSTALLATION DEV AUTH UT TAX ALLOCATION REVENUE	6/1/2041	4.00	875,680	683,447
2,000,000	MILITARY INSTALLATION DEV AUTH UT TAX ALLOCATION REVENUE	6/1/2052	4.00	2,029,926	1,479,293
500,000	RED BRIDGE PUBLIC INFRASTRUCTURE DIST #1 UT(b)	2/1/2041	4.13	500,000	399,289
1,000,000	SALT LAKE CITY UT ARPT REVENUE	7/1/2039	5.25	1,057,545	1,119,941
1,000,000	UTAH CNTY UT HOSP REVENUE	5/15/2045	5.00	1,005,110	1,003,668
1,000,000	UTAH HSG CORP SF MTGE REVENUE	1/1/2054	5.00	1,000,000	1,032,522
1,000,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2033	5.50	1,032,844	1,094,902
2,000,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2037	5.00	2,013,576	2,021,804
825,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(b)	6/15/2027	4.25	825,000	788,235
900,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(b)	12/15/2031	3.50	896,898	764,469
915,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(b)	6/15/2032	5.25	915,000	916,956
5,134,161	UTAH ST HSG CORP	12/21/2052	6.00	5,320,938	5,521,895
2,417,834	UTAH ST HSG CORP	1/21/2053	6.50	2,518,324	2,668,346
3,865,635	UTAH ST HSG CORP	4/21/2053	5.50	3,952,965	3,970,830
2,975,509	UTAH ST HSG CORP	5/21/2053	6.50	3,095,069	3,308,855
4,001,273	UTAH ST HSG CORP	6/21/2053	6.00	4,096,903	4,305,435
2,749,158	UTAH ST HSG CORP	9/21/2053	6.50	2,834,576	3,088,217
20,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	20,000	20,030
				39,242,702	39,289,120	5.61%
Vermont
375,000	VERMONT ST STUDENT ASSISTANCE CORP EDU LOAN REVENUE	6/15/2036	3.38	372,170	359,605
				372,170	359,605	0.05%
Virgin Islands, U.S.
500,000	VIRGIN ISLANDS PUBLIC FIN AUTH REVENUE(b)	10/1/2024	5.00	494,743	495,460
				494,743	495,460	0.07%
Virginia
1,500,000	BOTETOURT CNTY VA RSDL CARE FAC REVENUE	7/1/2044	6.00	1,505,412	1,501,356
3,000,000	CHESAPEAKE BAY VA BRIDGE & TUNNEL DIST REVENUE	7/1/2041	5.00	3,074,250	3,103,879
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,245
1,000,000	JAMES CITY CNTY VA ECON DEV AUTH RSDL CARE FAC REVENUE	12/1/2058	6.88	1,005,610	1,059,211
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(m)	9/1/2041	0.00	187,783	1,155
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE(c)	9/1/2041	5.63	373,459	122,150
850,000	VIRGINIA BEACH VA DEV AUTH RSDL CARE FAC REVENUE	9/1/2030	6.25	850,000	871,417
500,000	VIRGINIA BEACH VA DEV AUTH RSDL CARE FAC REVENUE	9/1/2043	6.50	501,004	532,411
1,000,000	VIRGINIA ST HSG DEV AUTH	10/1/2043	5.35	1,000,000	1,000,942
1,000,000	VIRGINIA ST HSG DEV AUTH	9/1/2050	2.50	1,000,000	691,345
See accompanying notes to financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Virginia (Cont'd):
1,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	11/1/2048	5.25	$ 1,000,000	1,083,359
				10,997,518	10,468,470	1.49%
Washington
1,500,000	FRANKLIN CNTY WA SCH DIST #1 PASCO	12/1/2040	5.50	1,725,814	1,774,674
700,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE(b)	1/1/2038	5.25	688,396	722,809
295,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	295,000	299,389
1,000,000	KING CNTY WA SWR REVENUE	7/1/2036	5.00	1,042,382	1,048,572
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,017,521	1,012,962
500,000	SEATTLE WA HSG AUTH	6/1/2054	2.50	486,438	317,941
1,500,000	VANCOUVER WA HSG AUTH	6/1/2038	3.00	1,496,500	1,309,453
515,000	WALLA WALLA CNTY WA SCH DIST #300 TOUCHET	12/1/2029	4.00	515,000	515,045
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	10/1/2025	5.00	1,000,000	1,000,523
230,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(b)	7/1/2025	6.00	230,323	235,110
500,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(b)	1/1/2038	5.00	521,017	445,693
				9,018,391	8,682,171	1.24%
West Virginia
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2048	4.55	1,500,000	1,514,480
1,885,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2051	2.50	1,885,000	1,352,295
1,470,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2053	4.85	1,470,000	1,501,083
				4,855,000	4,367,858	0.62%
Wisconsin
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2046	0.00	2,228	413
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2047	0.00	2,371	425
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2048	0.00	2,246	394
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2049	0.00	2,154	368
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2050	0.00	2,050	336
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2051	0.00	2,154	345
446,246	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(c)(d)(f)(g)	7/1/2051	3.75	443,916	252,619
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2052	0.00	2,124	327
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2053	0.00	2,029	306
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2054	0.00	1,949	285
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2055	0.00	1,864	265
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2056	0.00	1,781	248
106,459	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(c)(d)	7/1/2056	5.50	104,505	58,432
18,454	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2057	0.00	2,526	236
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2058	0.00	1,646	219
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2059	0.00	1,586	206
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2060	0.00	1,529	192
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2061	0.00	1,466	178
See accompanying notes to financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Wisconsin (Cont'd):
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2062	0.00	$ 1,414	166
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2063	0.00	1,355	155
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2064	0.00	1,309	147
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2065	0.00	1,265	137
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2066	0.00	1,225	126
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(m)	1/1/2067	0.00	14,272	1,466
520,000	PUBLIC FIN AUTH WI EDU REVENUE(b)	6/15/2049	5.00	522,966	466,905
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE	2/1/2052	5.00	1,049,391	1,017,546
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE(b)	2/1/2062	6.00	1,000,000	1,027,982
1,250,000	PUBLIC FIN AUTH WI REVENUE(b)	6/1/2028	3.00	1,250,000	1,162,413
1,250,000	PUBLIC FIN AUTH WI REVENUE(b)(c)(d)	11/1/2028	6.25	1,250,000	687,500
1,000,000	PUBLIC FIN AUTH WI REVENUE(b)(d)	1/1/2033	6.13	991,417	450,000
250,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2034	5.00	246,588	255,614
1,695,000	PUBLIC FIN AUTH WI REVENUE(b)	11/15/2053	4.75	1,716,235	1,244,746
245,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE(b)	11/15/2024	5.00	244,895	248,149
80,000	RACINE CNTY WI	3/1/2026	4.00	80,021	80,072
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/1/2032	5.00	519,010	425,892
330,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	3/15/2033	4.50	334,952	339,984
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	724,381	655,072
1,410,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2041	5.00	1,415,384	1,258,879
1,500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	4/1/2057	5.13	1,500,000	1,156,005
				13,446,204	10,794,750	1.54%
	Sub-total Municipal Bonds:			701,339,216	648,807,447	92.63%
Short-Term Investments:
20,108,356	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 5.24%(r)			20,108,356	20,108,356
	Sub-total Short-Term Investments:			20,108,356	20,108,356	2.87%
	Grand total			$ 751,806,495	693,874,010	99.06%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.
(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(d)	Restricted security that has been deemed illiquid. At December 31, 2023, the value of these restricted illiquid securities amounted to $2,754,772 or 0.39% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 7.75%, 7/1/2030 - 7/1/2051	8/12/2020-6/4/2021	$400,000 - 1,237,500
CAPITAL TRUST AGY FL REVENUE, 6.75%, 12/1/2035	12/2/2015-1/21/2016	1,748,875
CAPITAL TRUST AGY FL REVENUE, 6.75%, 7/1/2037	6/28/2017	750,000
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV, 7.25%, 5/15/2026	12/16/2013	585,483
See accompanying notes to financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
SECURITY	ACQUISITION DATE	ACQUISITION COST
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV, 8.13%, 5/15/2044	6/27/2017-4/12/2018	$1,531,071
FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE, 6.50%, 6/1/2027	5/24/2017	1,000,000
LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE, 6.50%, 12/1/2037	10/27/2017	750,000
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 5.50%, 1/1/2046 - 1/1/2067	3/26/2018-3/8/2022	49 - 443,916
PUBLIC FIN AUTH WI REVENUE, 6.25%, 11/1/2028 - 1/1/2033	4/3/2017-8/16/2018	988,170 - 1,250,000

(e)	Security has converted to a fixed rate as of December 14, 2023, and will be going forward.
(f)	Variable or floating rate security. Rate as of December 31, 2023 is disclosed.
(g)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.
(h)	For step bonds, the coupon rate disclosed is the current rate in effect.
(i)	Security has converted to a fixed rate as of September 1, 2007, and will be going forward.
(j)	Security has converted to a fixed rate as of December 16, 2022, and will be going forward.
(k)	Security has converted to a fixed rate as of April 24, 2023, and will be going forward.
(l)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(m)	Zero coupon bond.
(n)	Security has converted to a fixed rate as of June 21, 2023, and will be going forward.
(o)	Security has converted to a fixed rate as of August 3, 2023, and will be going forward.
(p)	Security has converted to a fixed rate as of November 28, 2023, and will be going forward.
(q)	Security has converted to a fixed rate as of July 21, 2023, and will be going forward.
(r)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2022, the value of the Clearwater Tax-Exempt Bond Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $11,705,149 with net purchases of $8,403,207 during the fiscal year ended December 31, 2023.
Diversification of investments representing geographic diversification, as a percentage of total investments at fair value (excluding closed-end funds), is as follows:
Geographical Diversification	Percent
Florida	13.68%
Texas	8.67
Illinois	7.37
New York	6.19
Utah	5.87
California	5.21
Michigan	3.89
Ohio	3.72
Colorado	3.62
New Jersey	2.94
Other	38.84
100.00%
See accompanying notes to financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
At December 31, 2023, the Tax-Exempt Bond Fund had open futures contracts as follows:
Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)
10-Year U.S. Treasury Note	497	$(56,107)	Short	3/24	$(1,896)
U.S. Treasury Long Bond	100	(12,494)	Short	3/24	(943)
Ultra 10-Year U.S. Treasury Note	100	(11,802)	Short	3/24	(471)
2-Year U.S. Treasury Note	163	(33,564)	Short	3/24	(349)
5-Year U.S. Treasury Note	295	(32,088)	Short	3/24	(743)
					$(4,402)
See accompanying notes to financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2023
Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
275,180	ADAIRS LTD.(b)	$ 331,893	339,414
10,590	ANZ GROUP HOLDINGS LTD.	95,677	187,053
2,554	ASX LTD.	51,631	109,751
40,983	ATLASSIAN CORP., CLASS A(c)	9,989,368	9,748,216
445,000	BEACH ENERGY LTD.	647,241	485,192
45,302	BHP GROUP LTD.	1,107,240	1,556,210
49,300	BLUESCOPE STEEL LTD.	459,311	786,134
17,400	BRAMBLES LTD.	64,294	161,258
151,800	CEDAR WOODS PROPERTIES LTD.	545,697	516,186
971	COCHLEAR LTD.	35,893	197,626
11,330	COMMONWEALTH BANK OF AUSTRALIA	245,530	863,189
9,576	CSL LTD.	226,091	1,870,553
649,200	EMECO HOLDINGS LTD.	351,482	296,406
97,180	FORTESCUE LTD.	212,026	1,921,801
19,923	GOODMAN GROUP	57,689	343,486
1,039,600	GRANGE RESOURCES LTD.	584,855	329,423
208,100	HELIA GROUP LTD.	425,619	616,872
88,434	HUB24 LTD.	1,304,410	2,168,878
47,401	LENDLEASE CORP. LTD.	192,448	241,292
7,819	MACQUARIE GROUP LTD.	175,414	978,428
174,400	METCASH LTD.	556,523	414,769
44,772	NATIONAL AUSTRALIA BANK LTD.	551,215	936,653
403,300	NEW HOPE CORP. LTD.(b)	712,713	1,418,117
64,600	NICK SCALI LTD.	464,540	542,347
26,749	NORTHERN STAR RESOURCES LTD.	133,395	248,814
281,600	OCEANAGOLD CORP.	576,630	539,802
378,300	PACT GROUP HOLDINGS LTD.(c)	787,238	220,413
166,000	QANTAS AIRWAYS LTD.(c)	569,833	607,458
2,468	RAMSAY HEALTH CARE LTD.	49,765	88,481
18,171	RIO TINTO LTD.	570,958	1,679,827
20,500	SANTOS LTD.	45,732	106,170
5,884	SEEK LTD.	49,598	107,178
39,820	SONIC HEALTHCARE LTD.	470,951	870,502
57,859	SOUTH32 LTD.	37,235	131,295
469,503	STEADFAST GROUP LTD.	1,876,070	1,862,067
297,819	STOCKLAND	734,663	903,122
75,800	SUPER RETAIL GROUP LTD.	517,213	814,582
13,099	TRANSURBAN GROUP	36,728	122,380
12,261	TREASURY WINE ESTATES LTD.	49,081	90,070
462,400	VICINITY LTD.	579,585	642,809
10,565	WASHINGTON H SOUL PATTINSON & CO. LTD.	183,547	235,928
8,635	WESFARMERS LTD.	249,487	335,642
11,122	WOODSIDE ENERGY GROUP LTD.	204,237	235,406
		27,110,746	36,871,200	3.63%
Austria:
18,200	BAWAG GROUP A.G.(c)(d)	714,959	964,009
1,727	ERSTE GROUP BANK A.G.	28,884	70,027
14,475	EUROTELESITES A.G.(c)	59,356	58,006
3,577	OMV A.G.	129,822	157,045
313	STRABAG S.E.(c)	5,505	14,305
57,900	TELEKOM AUSTRIA A.G.(c)	363,157	488,978
21,794	VIENNA INSURANCE GROUP A.G. WIENER VERSICHERUNG GRUPPE	595,919	637,577
23,500	WIENERBERGER A.G.	561,499	783,992
		2,459,101	3,173,939	0.31%
Belgium:
7,120	AGEAS S.A./N.V.	106,908	308,982
42,700	BPOST S.A.	321,554	219,855
16,207	D'IETEREN GROUP	2,488,037	3,165,045
102,700	ECONOCOM GROUP S.A./N.V.	381,201	291,375
38,644	GROUPE BRUXELLES LAMBERT N.V.	3,321,966	3,038,320
3,413	KBC GROUP N.V.	77,680	221,244
10,200	TESSENDERLO GROUP S.A.	441,457	318,103
2,245	UCB S.A.	107,034	195,543
See accompanying notes to financial statements.	90	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Belgium (Cont'd):
4,564	WAREHOUSES DE PAUW CVA	$ 120,972	143,595
		7,366,809	7,902,062	0.78%
Brazil:
129,000	CAMIL ALIMENTOS S.A.(c)	274,164	223,742
171,378	CI&T, INC., CLASS A(c)	2,244,853	901,448
353,300	GPS PARTICIPACOES E EMPREENDIMENTOS S.A.(d)	1,332,837	1,366,393
801,308	GRUPO SBF S.A.	2,298,374	1,925,116
235,400	ODONTOPREV S.A.	566,205	562,906
110,654	TELEFONICA BRASIL S.A. ADR(e)	1,073,674	1,210,555
497,059	VAMOS LOCACAO DE CAMINHOES MAQUINAS E EQUIPAMENTOS S.A.	1,450,382	1,024,553
106,600	VIBRA ENERGIA S.A.(c)	500,792	498,423
		9,741,281	7,713,136	0.76%
Canada:
3,840	AGNICO EAGLE MINES LTD.	146,646	210,624
109,091	ALIMENTATION COUCHE-TARD, INC.	3,155,681	6,424,188
7,866	ALTAGAS LTD.	135,598	165,150
57,800	ARTIS REAL ESTATE INVESTMENT TRUST	534,679	289,207
163,600	B2GOLD CORP.	818,860	517,327
785	BANK OF MONTREAL	34,168	77,668
2,936	BANK OF NOVA SCOTIA (THE)	67,574	142,954
12,636	BROOKFIELD CORP.	405,931	506,956
11,000	BRP, INC. (SUB VOTING)	430,510	787,155
4,325	CAE, INC.(c)	68,280	93,377
25,292	CANADIAN IMPERIAL BANK OF COMMERCE	945,298	1,217,788
4,615	CANADIAN NATURAL RESOURCES LTD.	252,893	302,375
66,608	CANADIAN NATURAL RESOURCES LTD. (TORONTO EXCHANGE)	4,429,179	4,363,790
155,521	CANADIAN PACIFIC KANSAS CITY LTD.	6,851,130	12,295,490
9,100	CANADIAN TIRE CORP. LTD., CLASS A	967,543	966,418
24,599	CARGOJET, INC.	1,977,581	2,212,341
47,300	CASCADES, INC.	494,913	454,420
13,725	CCL INDUSTRIES, INC., CLASS B	551,253	617,239
102,961	CELESTICA, INC.(c)	2,555,820	3,014,698
42,208	CENOVUS ENERGY, INC.	703,458	702,763
4,854	CGI, INC.(c)	385,356	520,397
57,700	CI FINANCIAL CORP.	896,767	647,087
307	CONSTELLATION SOFTWARE, INC.	271,176	761,162
18,415	DESCARTES SYSTEMS GROUP (THE), INC.(c)	710,356	1,547,219
6,582	DOLLARAMA, INC.	86,132	474,333
14,353	ENBRIDGE, INC.	514,690	516,995
72,100	ENERPLUS CORP.	414,689	1,105,129
54,522	EXCHANGE INCOME CORP.	2,177,878	1,855,735
332	FAIRFAX FINANCIAL HOLDINGS LTD.	109,228	306,308
317	FIRSTSERVICE CORP.	37,450	51,352
19,500	IA FINANCIAL CORP., INC.	882,358	1,329,335
3,196	IMPERIAL OIL LTD.	141,353	182,779
415	INTACT FINANCIAL CORP.	33,776	63,848
1,100	INTERNATIONAL PETROLEUM CORP.(c)	2,833	13,240
42,876	KINROSS GOLD CORP.	152,204	259,400
2,635	LOBLAW COS. LTD.	101,823	255,098
921	LUMINE GROUP, INC.(c)	9,604	20,783
7,954	MAGNA INTERNATIONAL, INC.	389,994	469,922
14,440	MANULIFE FINANCIAL CORP.	232,014	319,124
3,000	METRO, INC.	54,328	155,292
73,700	MULLEN GROUP LTD.	791,421	780,912
19,328	NATIONAL BANK OF CANADA	618,005	1,473,249
20,020	NORTHLAND POWER, INC.	322,864	363,670
10,766	ONEX CORP.	493,620	751,804
7,493	OPEN TEXT CORP.	205,449	314,856
7,809	PARKLAND CORP.	166,853	251,706
23,037	PEMBINA PIPELINE CORP.	732,001	792,934
49,000	PIZZA PIZZA ROYALTY CORP.	343,236	544,342
2,253	POWER CORP. OF CANADA	51,403	64,425
148,802	PRAIRIESKY ROYALTY LTD.	2,406,917	2,605,341
41,090	QUEBECOR, INC., CLASS B	926,060	977,440
3,916	RESTAURANT BRANDS INTERNATIONAL, INC.	219,594	305,957
See accompanying notes to financial statements.	91	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont'd):
32,980	RIOCAN REAL ESTATE INVESTMENT TRUST	$ 459,381	463,445
3,754	ROGERS COMMUNICATIONS, INC., CLASS B	149,916	175,725
3,338	ROYAL BANK OF CANADA	337,599	337,572
16,691	SHOPIFY, INC., CLASS A(c)	464,706	1,300,229
10,500	STELCO HOLDINGS, INC.	316,173	397,717
126,363	SUNCOR ENERGY, INC.	2,605,067	4,048,232
4,531	TC ENERGY CORP.	158,244	177,117
9,096	TELUS CORP.	177,914	161,868
1,358	TFI INTERNATIONAL, INC.	127,516	184,722
37,221	THOMSON REUTERS CORP.	4,124,408	5,441,926
1,036	THOMSON REUTERS CORP. (NEW YORK EXCHANGE)	108,812	151,484
3,802	TOURMALINE OIL CORP.	171,069	170,983
416	TRISURA GROUP LTD.(c)	490	10,674
31,500	WAJAX CORP.	462,770	719,599
34,100	WASTE CONNECTIONS, INC.	4,863,881	5,090,107
7,242	WHEATON PRECIOUS METALS CORP.	227,571	357,320
1,466	WSP GLOBAL, INC.	166,444	205,498
		55,330,388	74,837,320	7.37%
Chile:
318,400	CENCOSUD S.A.	432,618	598,123
198,200	VINA CONCHA Y TORO S.A.	327,546	233,428
		760,164	831,551	0.08%
China:
654,000	3SBIO, INC.(c)(d)	426,195	629,837
470,676	ALIBABA GROUP HOLDING LTD.	7,732,305	4,556,971
362,762	ANHUI CONCH CEMENT CO. LTD., CLASS H	1,917,989	838,090
1,147,000	AVICHINA INDUSTRY & TECHNOLOGY CO. LTD., CLASS H	523,500	492,086
656,000	CHINA BLUECHEMICAL LTD., CLASS H	177,444	165,502
1,191,000	CHINA SUNTIEN GREEN ENERGY CORP. LTD., CLASS H	329,834	433,174
267,500	HENGAN INTERNATIONAL GROUP CO. LTD.	1,790,483	995,181
246,574	HUALI INDUSTRIAL GROUP CO. LTD., CLASS A	1,665,371	1,821,540
1,015,500	LI NING CO. LTD.	2,788,123	2,718,057
187,500	NETDRAGON WEBSOFT HOLDINGS LTD.	425,716	297,272
289,500	SINOTRUK HONG KONG LTD.	559,233	567,989
57,200	TRIP.COM GROUP LTD.(c)	1,173,491	2,033,517
412,000	ZHEJIANG EXPRESSWAY CO. LTD., CLASS H	352,185	274,895
		19,861,869	15,824,111	1.56%
Czech Republic:
516	PHILIP MORRIS CR A.S.	296,125	360,401
		296,125	360,401	0.03%
Denmark:
113,555	ALK-ABELLO A/S(c)	1,539,811	1,701,803
44	AP MOLLER - MAERSK A/S, CLASS A	35,560	78,061
65	AP MOLLER - MAERSK A/S, CLASS B	52,319	116,857
1,300	CARLSBERG A/S, CLASS B	50,752	163,022
2,288	COLOPLAST A/S, CLASS B	117,799	261,575
22,200	D/S NORDEN A/S	318,702	1,055,311
12,005	DANSKE BANK A/S	141,793	320,716
3,896	DEMANT A/S(c)	70,444	170,779
2,447	DSV A/S	121,246	429,594
2,834	GENMAB A/S(c)	904,871	904,419
27,000	MATAS A/S	379,536	461,415
1,918	NOVO NORDISK A/S ADR(e)	108,060	198,417
138,123	NOVO NORDISK A/S, CLASS B	8,331,300	14,279,276
2,460	NOVOZYMES A/S, CLASS B	38,505	135,191
2,802	PANDORA A/S	27,668	387,227
12,200	PER AARSLEFF HOLDING A/S	552,758	582,656
245	ROCKWOOL A/S, CLASS B	37,155	71,693
6,562	SOLAR A/S, CLASS B	419,879	451,868
40,800	SPAR NORD BANK A/S	620,981	644,080
3,250	TOPDANMARK A/S	33,362	155,168
16,220	VESTAS WIND SYSTEMS A/S(c)	150,564	514,749
		14,053,065	23,083,877	2.27%
Egypt:
159,800	ABOU KIR FERTILIZERS & CHEMICAL INDUSTRIES	416,951	430,644
See accompanying notes to financial statements.	92	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Egypt (Cont'd):
323,300	EASTERN CO. S.A.E.	$ 244,707	293,388
		661,658	724,032	0.07%
Finland:
9,600	CARGOTEC OYJ, CLASS B	522,724	558,510
27,200	KEMIRA OYJ	447,150	504,161
5,584	KESKO OYJ, CLASS B	30,705	110,498
3,256	KONE OYJ, CLASS B	35,674	162,326
23,500	KONECRANES OYJ	864,459	1,057,949
21,225	NESTE OYJ	67,704	754,724
356,640	NOKIA OYJ	1,440,460	1,201,611
650,241	NOKIA OYJ ADR(e)	2,827,006	2,223,824
46,541	NORDEA BANK ABP	419,121	575,507
1,960	ORION OYJ, CLASS B	49,561	84,970
15,829	STORA ENSO OYJ (REGISTERED)	75,698	218,867
11,934	UPM-KYMMENE OYJ	99,929	448,725
38,449	VALMET OYJ	999,027	1,108,259
		7,879,218	9,009,931	0.89%
France:
4,611	AIR LIQUIDE S.A.	539,629	896,506
10,358	AIRBUS S.E.	325,383	1,598,344
14,341	ALTEN S.A.	2,053,881	2,130,953
4,199	ARKEMA S.A.	378,617	477,455
21,399	AXA S.A.	257,534	696,655
15,160	BNP PARIBAS S.A.	712,479	1,047,499
23,266	CAPGEMINI S.E.	3,625,198	4,847,950
9,832	CARREFOUR S.A.	151,251	179,797
17,497	CIE DE SAINT-GOBAIN	382,786	1,287,592
8,124	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	78,557	291,117
37,390	COFACE S.A.	449,179	488,716
12,299	COVIVIO S.A.	523,586	660,952
43,315	CREDIT AGRICOLE S.A.	349,095	614,552
181,899	DANONE S.A.	11,232,535	11,783,379
4,893	DASSAULT SYSTEMES S.E.	167,866	238,941
3,422	EDENRED	102,446	204,526
26,507	ENGIE S.A.	331,812	465,799
591	ESSILORLUXOTTICA S.A.	53,785	118,273
2,068	ESSILORLUXOTTICA S.A. (EURONEXT PARIS EXCHANGE)	286,293	414,587
2,901	EURAZEO S.E.	76,265	230,104
17,295	GAZTRANSPORT ET TECHNIGAZ S.A.	2,150,908	2,289,229
9,197	GETLINK S.E.	70,409	168,185
376	HERMES INTERNATIONAL	464,612	796,466
3,399	INFOTEL S.A.	145,404	198,873
8,900	IPSEN S.A.	736,413	1,060,134
9,500	KAUFMAN & BROAD S.A.	362,957	315,675
1,026	KERING S.A.	174,510	451,928
671	KLEPIERRE S.A.(c)	8,398	18,282
4,848	LEGRAND S.A.	109,851	503,618
18,023	L'OREAL S.A.	5,629,103	8,966,354
11,162	LVMH MOET HENNESSY LOUIS VUITTON S.E.	1,461,688	9,039,632
58,600	MERCIALYS S.A.	617,151	643,357
14,296	MERSEN S.A.	465,081	555,529
14,900	NEXITY S.A.	742,412	277,163
25,890	ORANGE S.A. ADR(e)	251,572	295,923
2,734	PERNOD RICARD S.A.	171,347	482,157
3,242	PUBLICIS GROUPE S.A.	158,840	300,637
2,858	RENAULT S.A.	56,206	116,439
37,800	REXEL S.A.	752,778	1,033,635
77,079	SAFRAN S.A.	10,523,325	13,568,669
11,014	SANOFI S.A. ADR(e)	429,868	547,726
278	SCHNEIDER ELECTRIC S.E.	8,838	55,938
29,705	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	3,234,006	5,961,082
14,443	SOCIETE GENERALE S.A.	201,715	383,063
4,900	SOCIETE POUR L'INFORMATIQUE INDUSTRIELLE	168,159	377,573
7,150	SODEXO S.A.(c)	647,363	786,325
4,719	SODEXO S.A.(c)	415,153	518,974
42,944	SODEXO S.A. (EURONEXT PARIS EXCHANGE)	3,698,178	4,722,788
See accompanying notes to financial statements.	93	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont'd):
9,709	SOITEC(c)	$ 835,838	1,734,213
51,800	TELEVISION FRANCAISE 1	458,222	408,012
1,413	THALES S.A.	81,763	208,946
35,335	TOTALENERGIES S.E. ADR(e)	1,732,392	2,380,872
13,514	VEOLIA ENVIRONNEMENT S.A.	143,775	426,080
10,500	VICAT S.A.	406,419	380,780
7,810	VINCI S.A.	316,569	980,304
22,858	VIVENDI S.E.	196,031	244,165
		60,105,431	89,872,423	8.85%
Georgia:
11,300	TBC BANK GROUP PLC	401,480	407,620
		401,480	407,620	0.04%
Germany:
18,537	ADIDAS A.G.	1,875,103	3,768,636
7,853	ALLIANZ S.E. (REGISTERED)	680,763	2,097,542
6,098	AURUBIS A.G.	286,000	499,910
9,733	BASF S.E.	392,845	524,129
66,638	BAYER A.G. (REGISTERED)	3,791,039	2,473,992
3,104	BAYERISCHE MOTOREN WERKE A.G.	225,884	345,339
828	BEIERSDORF A.G.	35,556	124,039
7,674	BRENNTAG S.E.	528,393	705,016
3,380	COVESTRO A.G.(c)(d)	99,223	196,567
35,100	CROPENERGIES A.G.	435,527	445,609
5,205	DAIMLER TRUCK HOLDING A.G.	126,102	195,481
14,087	DEUTSCHE BANK A.G. (REGISTERED)	136,469	192,277
4,525	DEUTSCHE BOERSE A.G.	273,152	931,637
22,387	DEUTSCHE LUFTHANSA A.G. (REGISTERED)(c)	128,838	198,899
54,300	DEUTSCHE PFANDBRIEFBANK A.G.(b)(d)	673,490	371,356
17,828	DEUTSCHE POST A.G.	210,542	882,801
44,230	DEUTSCHE TELEKOM A.G. (REGISTERED)	728,220	1,062,003
80,415	EVOTEC S.E.(c)	1,837,518	1,889,114
23,600	FREENET A.G.	557,311	660,189
49,183	FRESENIUS MEDICAL CARE A.G.	3,285,510	2,061,060
6,137	FRESENIUS S.E. & CO. KGAA	142,558	190,173
2,246	HANNOVER RUECK S.E.	94,321	536,310
4,440	HEIDELBERG MATERIALS A.G.	183,098	396,730
20,563	INFINEON TECHNOLOGIES A.G.	112,405	858,080
6,898	JOST WERKE S.E.(d)	220,853	336,585
1,916	KION GROUP A.G.	36,282	81,793
8,791	MERCEDES-BENZ GROUP A.G.	481,778	607,037
2,159	MERCK KGAA	96,589	343,452
904	MTU AERO ENGINES A.G.	139,764	194,854
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	1,279,957
6,900	PUBLITY A.G.(b)(c)	253,482	132,540
39,372	PUMA S.E.	1,826,316	2,195,838
662	RHEINMETALL A.G.	105,250	209,744
3,230	RWE A.G.	68,611	146,838
5,716	SAP S.E.	742,068	880,144
1,116	SAP S.E. ADR(e)	104,801	172,522
66,355	SCHOTT PHARMA A.G. & CO. KGAA(c)	2,042,649	2,461,287
48,294	SCOUT24 S.E.(d)	3,082,535	3,420,637
12,193	SIEMENS A.G. (REGISTERED)	724,684	2,287,202
17,300	UNITED INTERNET A.G. (REGISTERED)	656,976	440,026
404	VOLKSWAGEN A.G.	40,235	52,828
		27,845,563	36,850,173	3.63%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	96,070
		54,075	96,070	0.01%
Hong Kong:
220,400	AIA GROUP LTD.	733,244	1,920,756
46,000	BOC HONG KONG HOLDINGS LTD.	63,016	124,890
408,000	CHINA MEDICAL SYSTEM HOLDINGS LTD.	472,941	723,150
1,462,000	CITIC TELECOM INTERNATIONAL HOLDINGS LTD.	547,331	614,120
48,544	CK ASSET HOLDINGS LTD.	130,843	243,699
2,000	CLP HOLDINGS LTD.	13,542	16,508
See accompanying notes to financial statements.	94	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont'd):
998,000	FIRST PACIFIC CO. LTD.	$ 376,906	397,487
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	100,852
608,500	GRAND PHARMACEUTICAL GROUP LTD.	389,449	318,725
25,331	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	78,019
11,800	HONG KONG EXCHANGES & CLEARING LTD.	203,281	404,995
134,000	KINGBOARD HOLDINGS LTD.	630,206	320,563
40,500	LINK REIT	84,196	227,435
16,500	MTR CORP. LTD.	38,268	64,026
388,000	PAX GLOBAL TECHNOLOGY LTD.	368,074	300,621
2,786,000	SINOFERT HOLDINGS LTD.(c)	377,076	324,680
1,024,000	SSY GROUP LTD.	465,746	647,827
49,500	SWIRE PACIFIC LTD., CLASS A	316,208	419,024
7,000	TECHTRONIC INDUSTRIES CO. LTD.	44,938	83,415
600,000	UNITED LABORATORIES INTERNATIONAL HOLDINGS (THE) LTD.	352,686	538,644
469,800	VALUETRONICS HOLDINGS LTD.	216,550	211,806
626,000	VSTECS HOLDINGS LTD.	568,356	352,744
418,000	XINYI GLASS HOLDINGS LTD.	481,711	468,935
358,000	YUEXIU TRANSPORT INFRASTRUCTURE LTD.	311,883	194,852
		7,271,049	9,097,773	0.90%
Hungary:
67,212	WIZZ AIR HOLDINGS PLC(c)(d)	1,897,819	1,894,203
		1,897,819	1,894,203	0.19%
India:
93,900	AMARA RAJA ENERGY & MOBILITY LTD.	730,323	920,790
511,000	CESC LTD.	527,922	813,658
266,600	FIRSTSOURCE SOLUTIONS LTD.	267,193	592,222
295,800	GUJARAT STATE FERTILIZERS & CHEMICALS LTD.	528,092	858,105
478,371	HCL TECHNOLOGIES LTD.	4,024,070	8,428,171
241,084	ICICI BANK LTD. ADR(e)	5,388,431	5,747,442
361,262	INDUS TOWERS LTD.(c)	1,198,293	864,150
20,200	JUBILANT PHARMOVA LTD.	134,435	132,407
142,600	KARNATAKA BANK (THE) LTD.	387,774	401,082
52,500	LG BALAKRISHNAN & BROS. LTD.	457,964	793,837
108,100	LIC HOUSING FINANCE LTD.	554,741	696,428
44,300	MAHARASHTRA SEAMLESS LTD.	407,595	492,623
345,400	MARKSANS PHARMA LTD.	218,954	668,687
451,872	MUTHOOT MICROFIN LTD.(c)	1,575,748	1,363,809
342,300	NAVA LTD.	535,317	1,802,743
454,600	NMDC LTD.	552,018	1,145,326
454,600	NMDC STEEL LTD.(c)	218,274	280,800
182,100	OIL INDIA LTD.	563,046	814,391
199,800	PETRONET LNG LTD.	538,925	534,593
460,200	REDINGTON LTD.	919,384	977,763
164,578	UPL LTD.	1,497,243	1,161,448
		21,225,742	29,490,475	2.90%
Indonesia:
4,097,000	ADARO ENERGY INDONESIA TBK PT	470,816	633,296
8,194,900	ERAJAYA SWASEMBADA TBK PT	345,258	226,734
1,094,700	INDOFOOD SUKSES MAKMUR TBK PT	488,225	458,584
1,324,000	MATAHARI DEPARTMENT STORE TBK PT	151,981	171,982
		1,456,280	1,490,596	0.15%
Ireland:
15,389	ACCENTURE PLC, CLASS A	1,757,998	5,400,154
1,876	AERCAP HOLDINGS N.V.(c)	87,898	139,424
90,100	DALATA HOTEL GROUP PLC	399,713	459,532
3,568	DCC PLC	188,706	262,781
139,342	EXPERIAN PLC	2,536,011	5,687,146
2,158	FLUTTER ENTERTAINMENT PLC - CDI(c)	240,212	381,172
35,712	ICON PLC(c)	6,358,868	10,108,996
920	KERRY GROUP PLC, CLASS A	50,283	79,890
17,539	RYANAIR HOLDINGS PLC(c)	235,787	369,333
		11,855,476	22,888,428	2.25%
Israel:
48,641	BANK HAPOALIM B.M.	229,967	435,841
See accompanying notes to financial statements.	95	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Israel (Cont'd):
35,900	HAREL INSURANCE INVESTMENTS & FINANCIAL SERVICES LTD.	$ 422,925	280,994
115,300	ICL GROUP LTD.	461,518	580,303
29,044	MIZRAHI TEFAHOT BANK LTD.	475,042	1,122,811
5,800	RAMI LEVY CHAIN STORES HASHIKMA MARKETING 2006 LTD.	397,897	322,743
		1,987,349	2,742,692	0.27%
Italy:
416,800	A2A S.P.A.	806,512	855,375
42,000	BANCA IFIS S.P.A.	804,497	727,945
25,272	BANCA MEDIOLANUM S.P.A.	87,322	238,090
51,325	ENEL S.P.A.	241,364	381,324
1	ENI S.P.A.	-	17
21,534	ENI S.P.A. ADR(e)	477,488	732,371
30,086	FERRARI N.V.	4,760,627	10,136,742
375,900	IREN S.P.A.	999,472	818,745
2,133	IVECO GROUP N.V.(c)	4,835	19,182
75,670	LEONARDO S.P.A.	606,153	1,247,609
44,692	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	349,727	552,829
121,800	MFE-MEDIAFOREUROPE N.V., CLASS A	475,447	317,059
910	MONCLER S.P.A.	37,687	55,956
244,500	PIAGGIO & C S.P.A.	596,766	803,809
104,200	PIRELLI & C S.P.A.(d)	506,260	566,761
4,902	PRYSMIAN S.P.A.	148,153	222,794
234,481	TECHNOPROBE S.P.A.(c)	1,553,658	2,237,804
5,562	TENARIS S.A.	72,215	96,677
34,652	TERNA - RETE ELETTRICA NAZIONALE	130,368	288,971
63,644	UNICREDIT S.P.A.	671,591	1,725,932
71,681	UNIPOL GRUPPO S.P.A.	376,844	408,481
		13,706,986	22,434,473	2.21%
Japan:
30,600	ADEKA CORP.	390,224	622,851
136,000	ADVANTEST CORP.	4,678,703	4,626,894
4,700	AEON CO. LTD.	52,433	105,033
600	AEON REIT INVESTMENT CORP.	728,822	601,702
2,300	AISIN CORP.	37,584	80,467
15,000	AJINOMOTO CO., INC.	116,767	578,723
23,000	ARCS CO. LTD.	480,595	453,801
5,500	ASAHI GROUP HOLDINGS LTD.	83,346	205,099
13,000	ASAHI KASEI CORP.	46,220	95,794
22,100	ASAHI YUKIZAI CORP	276,792	594,819
37,000	ASTELLAS PHARMA, INC.	236,149	442,426
4,500	BANDAI NAMCO HOLDINGS, INC.	14,652	90,207
66,800	BAYCURRENT CONSULTING, INC.	1,310,812	2,345,580
13,800	BRIDGESTONE CORP.	205,726	571,574
32,100	BROTHER INDUSTRIES LTD.	541,898	512,348
48,400	BUNKA SHUTTER CO. LTD.	363,296	481,254
32,500	CHIBA BANK (THE) LTD.	178,628	234,761
13,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	511,468
55,900	CONCORDIA FINANCIAL GROUP LTD.	180,730	255,554
28,400	CREDIT SAISON CO. LTD.	361,395	523,587
27,500	CRESCO LTD.	342,183	374,273
10,600	DAI-ICHI LIFE HOLDINGS, INC.	182,119	224,931
29,100	DAIICHI SANKYO CO. LTD.	150,922	799,115
4,500	DAIKIN INDUSTRIES LTD.	124,473	733,564
29,500	DAITRON CO. LTD.(b)	489,565	586,025
7,400	DAIWA HOUSE INDUSTRY CO. LTD.	74,451	224,204
28,000	DAIWABO HOLDINGS CO. LTD.	223,879	613,021
32,800	DENSO CORP.	185,234	494,791
3,300	DENTSU GROUP, INC.	56,753	84,677
3,100	EISAI CO. LTD.	127,178	155,044
40,800	ELEMATEC CORP.	418,802	507,251
20,400	EXEDY CORP.	319,517	375,302
13,000	FANUC CORP.	182,941	382,348
3,900	FAST RETAILING CO. LTD.	188,734	967,809
34,200	FJ NEXT HOLDINGS CO. LTD.	337,056	270,932
31,700	FUJI CORP.	564,353	545,195
See accompanying notes to financial statements.	96	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
4,700	FUJI ELECTRIC CO. LTD.	$ 61,631	202,300
36,100	FUJI PHARMA CO. LTD.	376,394	445,233
8,700	FUJIFILM HOLDINGS CORP.	163,215	522,802
2,400	FUJITSU LTD.	131,326	362,128
35,800	FURUNO ELECTRIC CO. LTD.	322,070	470,732
34,900	GMO PAYMENT GATEWAY, INC.	2,345,139	2,425,179
28,100	GUNGHO ONLINE ENTERTAINMENT, INC.	437,266	468,632
109,800	GUNMA BANK (THE) LTD.	500,229	537,319
3,000	HAMAMATSU PHOTONICS K.K.	52,686	123,404
141	HIROSE ELECTRIC CO. LTD.	11,109	15,965
19,000	HITACHI LTD.	295,895	1,370,426
45,600	HONDA MOTOR CO. LTD.	370,123	474,111
10,500	HORIBA LTD.	551,352	821,383
5,300	HOYA CORP.	112,594	662,500
72,100	IDOM, INC.	435,748	496,007
40,800	INNOTECH CORP.	377,287	486,417
15,200	INPEX CORP.	144,096	205,308
141,600	INTEGRAL CORP.(c)	2,195,461	2,671,319
18,200	ITOCHU CORP.	192,005	744,393
21,720	ITOHAM YONEKYU HOLDINGS, INC.	686,193	593,834
21,900	JACCS CO. LTD.	467,646	806,106
85,000	JAPAN ELEVATOR SERVICE HOLDINGS CO. LTD.	913,228	1,409,433
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	148,092
52,800	JAPAN LIFELINE CO. LTD.	391,231	472,953
15,900	JAPAN PETROLEUM EXPLORATION CO. LTD.	536,302	590,894
14,300	JAPAN TOBACCO, INC.(b)	255,669	369,670
61,100	JEOL LTD.	2,950,084	2,682,333
18,900	KAGA ELECTRONICS CO. LTD.	477,103	821,681
3,500	KAJIMA CORP.	15,004	58,495
26,900	KANAMOTO CO. LTD.	620,666	558,223
57,300	KANDENKO CO. LTD.	547,713	559,996
12,300	KANEKA CORP.	387,968	312,472
2,000	KANSAI PAINT CO. LTD.	10,449	34,170
9,000	KAO CORP.	183,106	370,213
29,762	KDDI CORP.	238,488	946,896
2,400	KEISEI ELECTRIC RAILWAY CO. LTD.	22,185	113,430
16,524	KEYENCE CORP.	2,207,423	7,279,935
6,000	KIKKOMAN CORP.	52,867	367,404
67,600	KITZ CORP.	466,295	578,196
54,500	KOBE BUSSAN CO. LTD.	1,140,657	1,610,262
10,100	KOMATSU LTD.	197,184	264,176
22,400	KOMERI CO. LTD.	432,959	490,894
2,300	KONAMI GROUP CORP.	50,313	120,432
21,000	KUBOTA CORP.	129,773	316,117
20,700	KUREHA CORP.	316,117	422,809
1,600	KYOCERA CORP.	11,033	23,353
5,000	KYOWA KIRIN CO. LTD.	54,616	84,043
96,400	M&A RESEARCH INSTITUTE HOLDINGS, INC.(b)(c)	2,278,412	3,059,504
4,800	M3, INC.	51,468	79,421
19,100	MARUBENI CORP.	186,544	301,875
6,500	MARUI GROUP CO. LTD.	32,287	109,002
7,700	MAZDA MOTOR CORP.	38,348	83,198
396,100	MEBUKI FINANCIAL GROUP, INC.	843,829	1,204,874
4,800	MEIJI HOLDINGS CO. LTD.	38,749	114,009
12,800	MELCO HOLDINGS, INC.	351,215	312,738
30,300	MICRONICS JAPAN CO. LTD.	291,217	788,660
8,700	MINEBEA MITSUMI, INC.	84,406	178,844
597	MIRAI CORP.	328,940	183,969
48,300	MIRAIT ONE CORP	598,489	636,806
4,500	MITSUBISHI CHEMICAL GROUP CORP.	14,284	27,574
52,500	MITSUBISHI CORP.	230,376	839,069
19,400	MITSUBISHI ELECTRIC CORP.	185,711	275,040
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	135,970
12,900	MITSUBISHI HC CAPITAL, INC.	33,945	86,622
1,200	MITSUBISHI HEAVY INDUSTRIES LTD.	45,240	70,136
21,200	MITSUBISHI SHOKUHIN CO. LTD.	523,817	723,206
127,100	MITSUBISHI UFJ FINANCIAL GROUP, INC.	634,731	1,092,068
See accompanying notes to financial statements.	97	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
16,600	MITSUI & CO. LTD.	$ 187,177	623,736
7,400	MITSUI CHEMICALS, INC.	87,469	219,481
4,800	MITSUI OSK LINES LTD.	108,940	153,770
24,000	MITSUI-SOKO HOLDINGS CO. LTD.	510,010	800,851
26,000	MIZUHO FINANCIAL GROUP, INC.	302,862	444,858
20,400	MUGEN ESTATE CO. LTD.	117,733	156,545
32,400	MURATA MANUFACTURING CO. LTD.	162,615	687,753
20,200	NANTO BANK (THE) LTD.	470,557	349,704
4,500	NEC CORP.	151,340	266,489
16,700	NICHIAS CORP.	297,341	401,511
6,800	NIDEC CORP.	96,057	274,652
16,600	NIKKON HOLDINGS CO. LTD.	337,754	362,610
69,900	NINTENDO CO. LTD.	2,300,273	3,648,185
11,300	NIPPON EXPRESS HOLDINGS, INC.	569,619	642,257
760,000	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	928,709
9,300	NIPPON YUSEN K.K.	39,009	288,300
60,900	NISHI-NIPPON FINANCIAL HOLDINGS, INC.	426,037	704,453
5,000	NISSAN CHEMICAL CORP.	50,851	195,248
42,500	NISSAN MOTOR CO. LTD.	138,126	167,046
3,600	NISSIN FOODS HOLDINGS CO. LTD.	43,959	125,643
3,000	NITERRA CO. LTD.	28,359	71,255
2,700	NITORI HOLDINGS CO. LTD.	87,310	361,532
3,200	NITTO DENKO CORP.	77,639	239,433
7,000	NITTO FUJI FLOUR MILLING CO. LTD.	211,323	239,291
26,000	NITTO KOGYO CORP.	446,429	663,830
24,800	NOMURA REAL ESTATE HOLDINGS, INC.	548,769	652,363
9,801	NOMURA RESEARCH INSTITUTE LTD.	43,930	285,063
16,000	NSW, INC.	308,868	322,837
7,000	NTT DATA GROUP CORP.	36,519	99,241
27,100	OBAYASHI CORP.	184,757	234,482
51,100	OKAMURA CORP.	721,626	790,057
33,200	OLYMPUS CORP.	211,415	480,458
1,100	OMRON CORP.	31,828	51,357
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	89,220
24,000	ORIENTAL LAND CO. LTD.	113,097	893,787
24,900	PANASONIC HOLDINGS CORP.	190,748	246,616
41,000	PERSOL HOLDINGS CO. LTD.	37,131	70,398
123,100	PLUS ALPHA CONSULTING CO. LTD.	2,503,023	2,476,842
121,000	RAKUS CO. LTD.	1,645,963	2,241,933
2,400	RECRUIT HOLDINGS CO. LTD.	31,274	101,498
45,300	RESONA HOLDINGS, INC.	172,185	230,195
3,600	RINNAI CORP.	52,047	83,438
26,600	RION CO. LTD.	502,380	460,123
1,600	ROHM CO. LTD.	13,823	30,667
24,300	S FOODS, INC.	538,392	567,862
13,620	SBI HOLDINGS, INC.	110,355	306,402
1,200	SECOM CO. LTD.	44,072	86,426
12,700	SEKISUI CHEMICAL CO. LTD.	64,585	183,069
6,000	SEKISUI HOUSE LTD.	44,394	133,277
73,300	SEVEN & I HOLDINGS CO. LTD.	2,598,954	2,908,606
15,600	SHIBAURA MECHATRONICS CORP.	411,582	657,191
10,700	SHIFT, INC.(c)	1,405,130	2,718,255
4,000	SHIMADZU CORP.	25,419	111,830
1,500	SHIMANO, INC.	58,204	232,287
46,000	SHIN-ETSU CHEMICAL CO. LTD.	461,684	1,930,369
4,000	SHIONOGI & CO. LTD.	67,679	192,851
5,800	SHISEIDO CO. LTD.	87,058	174,905
28,900	SHIZUOKA FINANCIAL GROUP, INC.	174,482	244,933
900	SMC CORP.	106,941	483,574
21,000	SOFTBANK CORP.	210,925	262,053
36,800	SOFTBANK GROUP CORP.	412,233	1,642,428
33,400	SOJITZ CORP.	711,933	754,461
5,700	SOMPO HOLDINGS, INC.	114,918	278,774
12,300	SONY GROUP CORP.	861,111	1,169,809
5,700	SUBARU CORP.	26,572	104,540
17,900	SUMITOMO CORP.	237,245	390,499
40,400	SUMITOMO HEAVY INDUSTRIES LTD.(b)	1,122,628	1,018,596
See accompanying notes to financial statements.	98	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
10,200	SUMITOMO MITSUI FINANCIAL GROUP, INC.	$ 308,888	497,702
1,600	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	36,088	47,591
5,800	SUZUKI MOTOR CORP.	104,611	248,166
34,100	SWCC CORP.	593,339	691,432
2,600	SYSMEX CORP.	51,707	144,899
20,100	T RAD CO. LTD.	425,712	439,777
2,200	TAISEI CORP.	19,821	75,237
3,600	TDK CORP.	62,321	171,498
11,600	TERUMO CORP.	117,165	380,250
51,400	TOAGOSEI CO. LTD.	437,472	500,148
1,000	TOHO CO. LTD.	13,412	33,823
43,200	TOKIO MARINE HOLDINGS, INC.	359,676	1,081,226
32,700	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(c)	107,478	171,269
9,900	TOKYO ELECTRON LTD.	135,391	1,773,223
8,200	TOKYO GAS CO. LTD.	148,002	188,309
51,200	TOKYO STEEL MANUFACTURING CO. LTD.	317,332	627,835
3,000	TOTO LTD.	30,029	79,000
1,000	TOYO SUISAN KAISHA LTD.	25,714	51,631
33,300	TOYOTA BOSHOKU CORP.	638,507	528,431
4,000	TOYOTA INDUSTRIES CORP.	101,266	326,241
90,500	TOYOTA MOTOR CORP.	1,282,111	1,662,697
1,700	TOYOTA TSUSHO CORP.	14,142	100,167
32,900	TPR CO. LTD.	424,011	397,600
21,900	TRANSCOSMOS, INC.	679,057	468,287
900	TREND MICRO, INC.	26,539	48,179
50,900	TSUGAMI CORP.	536,991	438,606
7,700	UNICHARM CORP.	67,055	278,401
800	USS CO. LTD.	3,505	16,091
19,000	VALOR HOLDINGS CO. LTD.	422,334	328,929
25,500	VISIONAL, INC.(c)	1,210,269	1,624,043
23,000	WARABEYA NICHIYO HOLDINGS CO. LTD.	372,710	558,688
2,600	YAKULT HONSHA CO. LTD.	22,252	58,399
83,700	YAMAGUCHI FINANCIAL GROUP, INC.	555,179	750,035
13,800	YAMAHA MOTOR CO. LTD.	46,377	123,270
5,000	YASKAWA ELECTRIC CORP.	48,019	208,865
10,100	YUASA TRADING CO. LTD.	293,394	339,532
		79,014,636	122,357,270	12.05%
Jordan:
60,416	HIKMA PHARMACEUTICALS PLC	1,331,049	1,377,696
		1,331,049	1,377,696	0.14%
Lithuania:
969,678	BALTIC CLASSIFIEDS GROUP PLC	2,166,176	2,923,140
		2,166,176	2,923,140	0.29%
Macau:
4,800	SANDS CHINA LTD.(c)	9,373	14,046
		9,373	14,046	0.00%
Malaysia:
503,500	FRENCKEN GROUP LTD.	337,380	515,041
274,300	RHB BANK BHD.	377,864	325,339
		715,244	840,380	0.08%
Mexico:
201,200	BANCO DEL BAJIO S.A.(d)	360,811	672,997
216,217	CONTROLADORA VUELA CIA DE AVIACION S.A.B. DE C.V. ADR(c)(e)	1,744,166	2,028,115
107,949	GRUMA S.A.B. DE C.V., CLASS B	1,224,860	1,977,931
212,771	GRUPO AEROPORTUARIO DEL CENTRO NORTE S.A.B. DE C.V.	1,987,240	2,252,383
186,700	MEGACABLE HOLDINGS S.A.B. DE C.V. - CPO	409,781	416,917
295,176	PROLOGIS PROPERTY MEXICO S.A. DE C.V.(b)	979,507	1,403,655
39,900	PROMOTORA Y OPERADORA DE INFRAESTRUCTURA S.A.B. DE C.V.	362,988	431,684
177,029	QUALITAS CONTROLADORA S.A.B. DE C.V.	862,306	1,788,743
See accompanying notes to financial statements.	99	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Mexico (Cont'd):
196,500	REGIONAL S.A.B. DE C.V.	$ 1,565,400	1,877,749
		9,497,059	12,850,174	1.26%
Netherlands:
6,726	ADYEN N.V.(c)(d)	9,001,577	8,662,201
143,900	AEGON LTD.	363,250	833,689
459	AKZO NOBEL N.V.	18,664	37,912
13,927	ASM INTERNATIONAL N.V.	4,198,520	7,225,346
3,454	ASML HOLDING N.V.	2,010,380	2,599,352
13,826	ASML HOLDING N.V. (REGISTERED)	3,767,967	10,465,176
21,600	ASR NEDERLAND N.V.	788,307	1,018,195
30,400	EUROCOMMERCIAL PROPERTIES N.V.	737,194	745,034
3,610	EXOR N.V.	90,616	360,666
51,500	FORFARMERS N.V.	322,452	135,311
980	HEINEKEN HOLDING N.V.	24,979	82,871
2,822	HEINEKEN N.V.	79,167	286,425
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	507,067
65,970	KONINKLIJKE KPN N.V.	190,999	227,076
285,101	KONINKLIJKE PHILIPS N.V.(c)	5,971,047	6,636,235
15,956	KONINKLIJKE PHILIPS N.V. (REGISTERED)(c)	244,727	372,254
2,587	PROSUS N.V.(c)	61,381	77,067
8,117	QIAGEN N.V.(c)	119,394	353,054
209	RANDSTAD N.V.	4,033	13,087
23,800	SIGNIFY N.V.(d)	640,632	796,628
49,916	STELLANTIS N.V.	203,470	1,165,466
97,212	UNIVERSAL MUSIC GROUP N.V.	2,511,442	2,769,857
6,193	WOLTERS KLUWER N.V.	101,075	879,891
		31,654,654	46,249,860	4.55%
New Zealand:
31,147	HALLENSTEIN GLASSON HOLDINGS LTD.	115,879	102,386
		115,879	102,386	0.01%
Norway:
6,359	ADEVINTA ASA(c)	37,714	70,350
30,933	AKER BP ASA	1,041,758	899,684
32,200	ATEA ASA(c)	360,833	409,477
829,647	AUTOSTORE HOLDINGS LTD.(c)(d)	1,109,965	1,631,546
40,966	BAKKAFROST P/F	2,065,305	2,145,091
12,068	DNB BANK ASA	82,736	256,566
1,416	EQUINOR ASA ADR(e)	34,019	44,802
65,300	EUROPRIS ASA(d)	420,002	493,290
62,974	KONGSBERG GRUPPEN ASA	2,565,924	2,884,684
23,955	NORSK HYDRO ASA	48,328	161,274
35,300	SPAREBANK 1 SR-BANK ASA	380,636	447,856
2,400	YARA INTERNATIONAL ASA	55,523	85,324
		8,202,743	9,529,944	0.94%
Poland:
24,000	ASSECO POLAND S.A.	487,128	445,873
18,905	CYFROWY POLSAT S.A.(c)	130,878	59,241
281,626	ORANGE POLSKA S.A.	506,882	582,613
		1,124,888	1,087,727	0.11%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	103,421
14,452	GALP ENERGIA SGPS S.A.	143,129	212,830
9,417	JERONIMO MARTINS SGPS S.A.	105,677	239,522
123,300	NAVIGATOR (THE) CO. S.A.	307,999	482,943
365,400	SONAE SGPS S.A.	405,827	364,860
		1,011,161	1,403,576	0.14%
Russia:
152,020	CIAN PLC ADR(c)(e)(f)	2,339,655	-
3,168	GLOBALTRANS INVESTMENT PLC GDR (REGISTERED)(c)(f)	21,771	-
25,740,000	RUSHYDRO PJSC(b)(f)	218,665	-
		2,580,091	-	0.00%
Saudi Arabia:
49,721	ALDREES PETROLEUM AND TRANSPORT SERVICES CO.	1,681,515	2,344,622
See accompanying notes to financial statements.	100	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Saudi Arabia (Cont'd):
23,384	BUPA ARABIA FOR COOPERATIVE INSURANCE CO.	$ 1,170,021	1,329,323
		2,851,536	3,673,945	0.36%
Singapore:
779,800	AZTECH GLOBAL LTD.	481,808	549,509
5,000	CITY DEVELOPMENTS LTD.	23,356	25,194
28,200	DBS GROUP HOLDINGS LTD.	158,529	713,894
39,200	KEPPEL CORP. LTD.	150,880	209,997
13,480	KEPPEL REIT	5,756	9,499
5,200	OVERSEA-CHINESE BANKING CORP. LTD.	43,484	51,222
401,033	SEATRIUM LTD.(c)	39,737	35,857
51,700	SINGAPORE AIRLINES LTD.	194,072	256,982
13,000	SINGAPORE EXCHANGE LTD.	40,226	96,829
4,600	UNITED OVERSEAS BANK LTD.	26,071	99,163
48,200	VENTURE CORP. LTD.	558,851	497,065
		1,722,770	2,545,211	0.25%
South Africa:
134,900	ADCOCK INGRAM HOLDINGS LTD.	394,451	443,214
33,591	AFRICAN RAINBOW MINERALS LTD.	339,096	367,265
45,442	ASTRAL FOODS LTD.	337,713	364,107
42,500	BARLOWORLD LTD.	242,391	183,545
132,200	INVESTEC PLC	773,831	896,130
68,600	OCEANA GROUP LTD.	268,470	265,025
22,787	TELKOM S.A. SOC LTD.(c)	116,245	37,047
5,284	THUNGELA RESOURCES LTD.	1,910	42,998
63,900	TIGER BRANDS LTD.	577,274	703,153
42,500	ZEDA LTD.(c)	47,481	29,623
		3,098,862	3,332,107	0.33%
South Korea:
25,000	DAESANG CORP.	545,401	402,247
20,489	DB HITEK CO. LTD.	270,468	927,872
4,784	DL E&C CO. LTD.	210,584	133,525
31,100	DOOSAN BOBCAT, INC.	908,313	1,212,146
9,900	GS HOLDINGS CORP.	371,567	314,001
42,027	HANA MATERIALS, INC.	1,526,442	1,629,701
34,354	HPSP CO. LTD.	854,366	1,160,941
9,075	HUONS CO. LTD.	416,763	270,061
3,500	HYUNDAI GLOVIS CO. LTD.	391,747	519,030
15,994	HYUNDAI GREEN FOOD/NEW(c)	265,187	142,444
23,300	JW LIFE SCIENCE CORP.	391,190	232,317
18,600	KC TECH CO. LTD.	295,116	385,005
138,222	KOREA REAL ESTATE INVESTMENT & TRUST CO. LTD.	296,250	126,079
25,300	KT CORP.	539,161	674,600
64,100	LG UPLUS CORP.	723,972	508,874
10,183	LOTTE FINE CHEMICAL CO. LTD.	404,389	457,524
4,775	MAEIL DAIRIES CO. LTD.	380,763	152,732
17,812	NAVER CORP.	2,195,643	3,082,738
58,100	PARTRON CO. LTD.	410,901	366,639
202,165	SAMSUNG ELECTRONICS CO. LTD.	7,725,882	12,295,658
14,251	SAMSUNG SECURITIES CO. LTD.	434,059	424,887
14,900	VIEWORKS CO. LTD.	386,364	312,462
39,900	YOUNG POONG PRECISION CORP.	405,022	393,741
10,700	YOUNGONE CORP.	365,651	377,638
		20,715,201	26,502,862	2.61%
Spain:
1,260	ACCIONA S.A.	78,312	185,417
9,041	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	206,316	400,829
1,333	AENA SME S.A.(d)	146,281	241,484
6,379	AMADEUS IT GROUP S.A.	179,436	456,891
17,442	BANCO BILBAO VIZCAYA ARGENTARIA S.A. ADR(e)	84,304	158,897
51,052	BANCO SANTANDER S.A.	144,309	213,008
58,923	BANCO SANTANDER S.A. ADR(e)	194,636	243,941
60,498	CAIXABANK S.A.	164,673	248,848
31,300	CIA DE DISTRIBUCION INTEGRAL LOGISTA HOLDINGS S.A.	607,086	845,873
140,872	FAES FARMA S.A.	588,215	491,429
39	FERROVIAL S.E.	588	1,422
69,814	IBERDROLA S.A.	430,525	914,835
See accompanying notes to financial statements.	101	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Spain (Cont'd):
38,700	INDRA SISTEMAS S.A.	$ 579,171	598,120
12,493	INDUSTRIA DE DISENO TEXTIL S.A.	239,195	543,805
27,680	MIQUEL Y COSTAS & MIQUEL S.A.	387,291	359,965
10,622	NATURGY ENERGY GROUP S.A.	164,427	316,606
3,948	REDEIA CORP. S.A.	37,712	64,984
31,112	REPSOL S.A.	268,381	461,955
21,125	TELEFONICA S.A. ADR(e)	69,434	82,388
		4,570,292	6,830,697	0.67%
Sweden:
2,065	ALLEIMA AB	1,539	15,687
22,200	ASSA ABLOY AB, CLASS B	89,466	638,968
284,824	ATLAS COPCO AB, CLASS A	1,803,725	4,900,948
15,920	ATLAS COPCO AB, CLASS B	22,691	235,816
182,649	BEIJER REF AB	1,826,161	2,442,914
34,700	BILIA AB, CLASS A	639,435	463,077
18,000	BOLIDEN AB	418,169	561,270
195,400	CLOETTA AB, CLASS B	556,844	354,919
7,501	ELECTROLUX PROFESSIONAL AB, CLASS B	16,773	40,903
9,604	EPIROC AB, CLASS A	18,146	192,536
4,000	EPIROC AB, CLASS B	7,248	69,958
8,600	ESSITY AB, CLASS B	62,137	213,166
55,005	EVOLUTION AB(d)	7,020,959	6,556,284
369,216	FORTNOX AB	1,932,513	2,206,646
10,131	H & M HENNES & MAURITZ AB, CLASS B(b)	98,015	177,407
25,557	HEXAGON AB, CLASS B	56,077	306,475
130,200	HUMANA AB(c)	538,994	363,386
17,500	HUSQVARNA AB, CLASS B	64,201	143,976
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	269,188
43,812	INVESTOR AB, CLASS B	150,033	1,014,282
49,100	INWIDO AB	276,126	658,168
36,400	KINDRED GROUP PLC SDR	177,628	336,642
7,801	KNOW IT AB	144,666	121,121
14,800	LOOMIS AB	372,004	392,669
44,500	MEKO AB	323,086	482,677
158,618	MUNTERS GROUP AB(d)	1,825,811	2,571,278
303,554	NCAB GROUP AB	1,816,371	2,204,563
111,669	NORDNET AB PUBL	1,288,217	1,893,248
29,428	ORRON ENERGY AB(c)	485,724	23,225
77,000	RESURS HOLDING AB(d)	417,550	182,307
45,280	SAAB AB, CLASS B	2,278,707	2,727,741
16,008	SANDVIK AB	135,894	346,156
84,900	SECURITAS AB, CLASS B	649,198	829,804
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	484,903
2,634	SKANSKA AB, CLASS B	22,223	47,621
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	128,837
12,497	SVENSKA HANDELSBANKEN AB, CLASS A	60,798	135,613
12,741	SWEDBANK AB, CLASS A	176,972	256,815
35,506	TETHYS OIL AB	259,465	152,975
53,514	THULE GROUP AB(d)	1,241,344	1,456,427
24,387	VOLVO AB, CLASS B	156,616	632,763
		27,673,114	37,233,359	3.67%
Switzerland:
217,551	ABB LTD. (REGISTERED)	4,365,749	9,648,240
4,727	ALCON, INC.	75,580	368,920
384	AVOLTA A.G.(c)	8,927	15,103
19,923	BACHEM HOLDING A.G.	1,371,228	1,539,736
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	75,847
54	BARRY CALLEBAUT A.G. (REGISTERED)	86,515	91,108
34	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	48,855	407,895
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	363,831
42,234	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	2,994,717	5,812,479
1,200	DORMAKABA HOLDING A.G.	436,003	647,762
22,925	DSM-FIRMENICH A.G.	1,731,031	2,328,341
54,800	EFG INTERNATIONAL A.G.(c)	442,650	703,692
44,301	GARMIN LTD.	4,741,247	5,694,450
See accompanying notes to financial statements.	102	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont'd):
990	GEBERIT A.G. (REGISTERED)	$ 85,632	634,457
140	GIVAUDAN S.A. (REGISTERED)	76,496	579,942
235,567	GLOBAL BLUE GROUP HOLDING A.G.(c)	2,097,127	1,114,232
5,640	HELVETIA HOLDING A.G. (REGISTERED)	533,016	777,214
70,081	HOLCIM A.G.(c)	3,377,641	5,501,156
3,711	JULIUS BAER GROUP LTD.	74,659	208,042
897	LONZA GROUP A.G. (REGISTERED)	50,452	377,229
117,259	MEDMIX A.G.(d)	4,422,551	2,648,976
100,497	NESTLE S.A. (REGISTERED)	5,000,489	11,651,462
121,636	NOVARTIS A.G. (REGISTERED)	9,025,991	12,274,237
3,868	NOVARTIS A.G. ADR(e)	295,798	390,552
11,952	ROCHE HOLDING A.G.	1,552,784	3,474,543
31,985	SANDOZ GROUP A.G.(c)	720,213	1,029,088
773	SANDOZ GROUP A.G. ADR(c)(e)	16,416	24,744
755	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	34,888	188,784
3,000	SGS S.A. (REGISTERED)	129,434	258,748
3,517	SIKA A.G. (REGISTERED)	117,252	1,144,525
1,308	SONOVA HOLDING A.G. (REGISTERED)	84,414	426,747
635	SULZER A.G. (REGISTERED)	20,376	64,855
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	515,917
967	SWISS RE A.G.	77,541	108,721
194	SWISSCOM A.G. (REGISTERED)	49,415	116,716
589,759	UBS GROUP A.G. (REGISTERED)	11,506,694	18,301,777
7,700	VALIANT HOLDING A.G. (REGISTERED)	734,240	873,408
8,800	VETROPACK HOLDING A.G. (REGISTERED)	405,746	409,108
6,700	ZEHNDER GROUP A.G. (REGISTERED)	261,335	426,193
4,209	ZURICH INSURANCE GROUP A.G.	808,513	2,199,960
		58,064,613	93,418,737	9.20%
Taiwan:
140,406	ASIA VITAL COMPONENTS CO. LTD.	526,616	1,539,454
219,000	CHICONY ELECTRONICS CO. LTD.	585,753	1,248,758
146,000	CHIPBOND TECHNOLOGY CORP.	286,157	343,944
419,000	CHIPMOS TECHNOLOGIES, INC.	449,603	576,815
57,537	INNODISK CORP.	327,828	584,922
102,000	INSYDE SOFTWARE CORP.	407,878	862,449
383,000	KINDOM DEVELOPMENT CO. LTD.	503,834	484,826
660,000	POU CHEN CORP.	670,549	664,505
220,000	RADIANT OPTO-ELECTRONICS CORP.	841,929	953,390
105,000	SERCOMM CORP.	398,506	460,159
220,000	SIGURD MICROELECTRONICS CORP.	403,537	467,376
146,000	SINO-AMERICAN SILICON PRODUCTS, INC.	723,315	932,406
225,000	TAIWAN HON CHUAN ENTERPRISE CO. LTD.	422,583	916,407
157,000	TAIWAN SURFACE MOUNTING TECHNOLOGY CORP.	456,051	490,585
84,369	TOPCO SCIENTIFIC CO. LTD.	263,727	501,697
57,000	UNITED INTEGRATED SERVICES CO. LTD.	402,404	491,243
149,100	USERJOY TECHNOLOGY CO. LTD.	374,944	378,938
187,000	ZHEN DING TECHNOLOGY HOLDING LTD.	694,432	664,147
		8,739,646	12,562,021	1.24%
Thailand:
500,300	POLYPLEX THAILAND PCL (REGISTERED)	376,789	148,042
432,100	PRUKSA HOLDING PCL (REGISTERED)	233,658	153,180
1,424,300	SUPALAI PCL (REGISTERED)	958,379	776,151
		1,568,826	1,077,373	0.11%
Turkey:
104,100	BIM BIRLESIK MAGAZALAR A.S.	669,519	1,062,416
53,800	COCA-COLA ICECEK A.S.	315,265	959,386
270,800	TURKCELL ILETISIM HIZMETLERI A.S.	605,645	515,525
		1,590,429	2,537,327	0.25%
United Kingdom:
27,355	3I GROUP PLC	109,603	844,156
2,834	ADMIRAL GROUP PLC	35,119	96,956
540,200	AIRTEL AFRICA PLC(d)	753,867	896,513
52,849	ANGLO AMERICAN PLC	409,100	1,327,475
6,588	ASHTEAD GROUP PLC	294,400	458,666
136,091	ASSOCIATED BRITISH FOODS PLC	3,192,429	4,105,997
67,917	ASTRAZENECA PLC	8,490,006	9,176,464
See accompanying notes to financial statements.	103	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont'd):
559,882	BAE SYSTEMS PLC	$ 6,618,185	7,925,124
113,471	BAKKAVOR GROUP PLC(d)	166,389	117,155
26,000	BANK OF GEORGIA GROUP PLC	447,200	1,317,351
14,400	BELLWAY PLC	632,327	471,355
62,893	BERKELEY GROUP HOLDINGS PLC	3,336,564	3,758,209
101,626	BP PLC	527,172	603,839
5,069	BUNZL PLC	39,524	206,112
8,193	BURBERRY GROUP PLC	40,501	147,876
279,516	BYTES TECHNOLOGY GROUP PLC	1,849,273	2,180,465
157,500	CENTRAL ASIA METALS PLC	465,909	362,969
206,696	CNH INDUSTRIAL N.V.	1,938,431	2,528,257
405,182	COMPASS GROUP PLC	6,293,881	11,083,345
30,300	COMPUTACENTER PLC	956,431	1,078,323
2,276	CRODA INTERNATIONAL PLC	82,787	146,506
41,855	DIPLOMA PLC	1,308,881	1,911,014
108,100	DRAX GROUP PLC	316,682	674,756
40,217	FERGUSON PLC	5,275,167	7,732,964
41,500	FRASERS GROUP PLC(c)	437,788	481,636
14,578	GAMES WORKSHOP GROUP PLC	1,215,545	1,834,029
80,331	GSK PLC	1,296,250	1,484,917
23,259	HALEON PLC ADR(e)	141,587	191,422
47,273	HSBC HOLDINGS PLC ADR(e)	1,366,273	1,916,447
13,311	INCHCAPE PLC	79,317	121,398
25,000	INFORMA PLC	150,330	248,939
6,095	INTERTEK GROUP PLC	263,505	329,871
518,146	J SAINSBURY PLC	1,239,535	1,998,536
29,785	JOHNSON MATTHEY PLC	563,804	644,464
234,700	JUPITER FUND MANAGEMENT PLC	895,723	279,416
317,088	KINGFISHER PLC	820,444	983,361
6,008	LAND SECURITIES GROUP PLC	44,636	53,974
7,455,949	LLOYDS BANKING GROUP PLC	4,944,762	4,534,228
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	712,813
278,852	M&G PLC	497,048	790,496
370,300	MAN GROUP PLC/JERSEY	651,704	1,097,879
27,190	MELROSE INDUSTRIES PLC	78,639	196,648
456,400	MITIE GROUP PLC	439,408	577,678
145,235	MORGAN ADVANCED MATERIALS PLC	467,561	523,900
87,608	NATIONAL GRID PLC	1,075,428	1,181,464
1,518	NATIONAL GRID PLC ADR(e)	85,245	103,209
1	NATWEST GROUP PLC	-	3
148,623	NATWEST GROUP PLC ADR(e)	420,566	836,747
2,141	NEXT PLC	36,699	221,542
123,700	OSB GROUP PLC	637,568	732,554
199,288	PEARSON PLC	2,080,268	2,449,285
79,693	PHOENIX GROUP HOLDINGS PLC	448,649	543,660
217,800	QINETIQ GROUP PLC	947,859	857,842
8,289	RECKITT BENCKISER GROUP PLC	303,157	572,654
151,700	REDDE NORTHGATE PLC	615,982	702,880
57,235	REDROW PLC	447,916	449,036
384,600	REGIONAL REIT LTD.(d)(g)	487,088	172,561
21,616	RELX PLC	156,210	854,772
183,813	RELX PLC (LONDON EXCHANGE)	2,548,998	7,286,645
120,868	ROLLS-ROYCE HOLDINGS PLC(c)	107,369	461,731
241,240	RS GROUP PLC	2,656,948	2,520,242
24,928	SAGE GROUP (THE) PLC	108,477	372,556
73,436	SEGRO PLC	593,626	829,717
251,400	SERCO GROUP PLC	450,433	519,445
4,954	SEVERN TRENT PLC	76,220	162,854
1	SHELL PLC	-	33
28,480	SHELL PLC ADR(e)	1,380,420	1,873,984
414,000	SPEEDY HIRE PLC	294,411	173,615
108,800	STANDARD CHARTERED PLC	699,097	924,454
82,413	STHREE PLC	315,585	439,100
12,700	STOLT-NIELSEN LTD.	390,340	389,379
148,000	TP ICAP GROUP PLC	641,118	368,430
126,800	TYMAN PLC	343,290	508,313
138,197	UNILEVER PLC	7,111,058	6,693,807
See accompanying notes to financial statements.	104	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont'd):
3,192	UNILEVER PLC ADR(e)	$ 117,253	154,748
8,137	UNITED UTILITIES GROUP PLC	56,989	109,889
2,756	WHITBREAD PLC	54,937	128,433
27,611	WILLIS TOWERS WATSON PLC	6,143,025	6,659,773
94,600	WINCANTON PLC	471,523	376,215
261,904	WISE PLC, CLASS A(c)	2,149,173	2,917,726
2	WPP PLC	15	19
3,418	WPP PLC ADR(e)	138,696	162,594
		93,835,118	121,865,810	12.00%
United States:
23,592	AON PLC, CLASS A	5,455,711	6,865,744
210,924	ARCH CAPITAL GROUP LTD.(c)	7,067,151	15,665,325
40,000	BROOKFIELD RENEWABLE CORP., CLASS A	934,625	1,151,600
22,056	ELASTIC N.V.(c)	1,687,305	2,485,711
12,420	EPAM SYSTEMS, INC.(c)	5,205,464	3,692,963
80,708	LIBERTY GLOBAL LTD., CLASS A(c)	2,249,780	1,434,181
57,550	LIBERTY GLOBAL LTD., CLASS C(c)	1,685,769	1,072,732
11,569	LINDE PLC	3,845,830	4,751,504
57,621	SENSATA TECHNOLOGIES HOLDING PLC	3,138,865	2,164,821
25,289	STERIS PLC	4,244,379	5,559,787
		35,514,879	44,844,368	4.42%
Uruguay:
13,063	GLOBANT S.A.(c)	2,204,343	3,108,733
6,181	MERCADOLIBRE, INC.(c)	8,659,048	9,713,689
		10,863,391	12,822,422	1.26%
Vietnam:
584,195	FPT CORP.	1,773,579	2,313,954
		1,773,579	2,313,954	0.23%
	Sub-total Common Stocks:	703,332,883	967,892,878	95.32%
Preferred Stocks:
Brazil:
263,400	CIA DE SANENA DO PARANA(c)	350,151	318,870
179,200	CIA ENERGETICA DE MINAS GERAIS, 0.51%(h)	357,186	422,548
		707,337	741,418	0.07%
Chile:
223,300	EMBOTELLADORA ANDINA S.A., CLASS B, 5.66%(h)	477,638	555,075
		477,638	555,075	0.05%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 9.80%(h)	49,612	151,036
27,400	JUNGHEINRICH A.G., 2.28%(h)	758,041	1,004,846
1,772	PORSCHE AUTOMOBIL HOLDING S.E., 5.70%(h)	82,185	90,611
272	SARTORIUS A.G., 0.49%(h)	45,992	100,052
2,800	STO S.E. & CO. KGAA, 0.25%(h)	304,841	432,130
		1,240,671	1,778,675	0.18%
South Korea:
79,865	SAMSUNG ELECTRONICS CO. LTD., 2.50%(h)	3,317,974	3,851,235
		3,317,974	3,851,235	0.38%
	Sub-total Preferred Stocks:	5,743,620	6,926,403	0.68%
Warrants:
Canada:
307	CONSTELLATION SOFTWARE, INC.(c)(f)	-	-
		-	-	0.00%
	Sub-total Warrants:	-	-	0.00%
Participatory Notes:
United Kingdom:
225,415	RYANAIR HOLDINGS PLC, ISSUED BY HSBC BANK PLC, EXPIRES 10/31/24(c)	3,496,839	4,749,764
		3,496,839	4,749,764	0.47%
	Sub-total Participatory Notes:	3,496,839	4,749,764	0.47%
Short-Term Investments:
8,061,365	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(i)	8,061,365	8,061,365
See accompanying notes to financial statements.	105	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Shares	Security	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
38,094,637	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 5.24%(j)	$ 38,094,637	38,094,637
	Sub-total Short-Term Investments:	46,156,002	46,156,002	4.55%
	Grand total	$ 758,729,344	1,025,725,047	101.02%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Security is either wholly or partially on loan.
(c)	Non-income producing assets.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.
(e)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.14% of net assets as of December 31, 2023.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Restricted security that has been deemed illiquid. At December 31, 2023, the value of these restricted illiquid securities amounted to $172,561 or 0.02% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Regional REIT Ltd.	1/7/22	$ 487,088

(h)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(i)	Investment relates to cash collateral received from portfolio securities loaned.
(j)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2022, the value of the Clearwater International Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $22,771,623 with net purchases of $15,323,014 during the year ended December 31, 2023.
At December 31, 2023, the industry sectors for the International Fund were:
Industry Sector	Percent of Long-Term Investments
Communication Services	3.74%
Consumer Discretionary	13.12
Consumer Staples	8.28
Energy	3.49
Financials	17.12
Health Care	10.67
Industrials	20.18
Information Technology	15.91
Materials	5.06
Real Estate	1.32
Utilities	1.11
100.00%
At December 31, 2023, the International Fund’s investments were denominated in the following currencies:
Concentration by Currency	Percent of Long-Term Investments
Euro	21.88%
United States Dollar	16.68
Japanese Yen	12.49
See accompanying notes to financial statements.	106	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Concentration by Currency	Percent of Long-Term Investments
British Pound	12.22
Swiss Franc	8.56
Other currencies	28.17
100.00%
See accompanying notes to financial statements.	107	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2023
Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	108	(Continued)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics

As of December 31, 2023, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2023, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of eight members, six of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the Independent Trustees possess the necessary skills and experience to perform the functions of the Audit Committee.

Item 4. Principal Accountant Fees and Services

	2023	2022
(a) Audit Fees	$129,400	$125,435
(b) Audit-Related Fees	$0	$0
(c) Tax Fees[1]	$69,973	$41,633
(d) All Other Fees	$0	$0

[1]	Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.

The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2023=$18,050	2022= $17,190

(h)

For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)

The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)

There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 14. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date:	March 1, 2024

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date:	March 1, 2024